Filed Pursuant to Rule 485(a)

Registration No. 002-71299

811-03153

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 274	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 280	☒

RUSSELL INVESTMENT COMPANY

(Exact Name of Registrant as Specified in Charter)

401 Union Street, 18th Floor, Seattle, Washington 98101

(Address of Principal Executive Office) (ZIP Code)

Registrant’s Telephone Number, including area code: 206-505-7877

Mary Beth Albaneze, Esq. Associate General Counsel Russell Investment Company 401 Union Street, 18th Floor Seattle, Washington 98101 206-505-4846	John V. O’Hanlon, Esq. Dechert LLP One International Place, 40th Floor Boston, Massachusetts 02110 617-728-7100
(Name and Address of Agent for Service)

Approximate date of commencement of proposed public offering: As soon as practical after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on ___________ pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on __________________, pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
Russell Investment Company
Preliminary Prospectus Dated July 29, 2026
Prospectus Dated _________, 2026
Ticker Symbol by Class
Fund	A	S
Russell Investments Alternatives Diversifier Fund	[ ]	[ ]

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved of these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
800-787-7354

Risk/Return Summary
Russell Investments Alternatives Diversifier Fund
Investment Objective (Non-Fundamental)

The Fund seeks long term capital appreciation with low correlation to traditional core equity and bond markets.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class S Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investment Company Funds. In addition, Financial Intermediaries (as defined below in the Additional Information section) may impose different sales loads and waivers. More information about these and other discounts is available from your Financial Intermediary and in the Front-End Sales Charges and More About Deferred Sales Charges sections beginning on pages 40, and 42, respectively, of the Prospectus, and in the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 33, of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*
The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Share Classes
	A	S
Advisory Fee	[2.00]%	[2.00]%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.64%	0.64%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	2.93%	2.68%
#
The Fund’s “Other Expenses” and “Acquired Fund Fees and Expenses” have been estimated to reflect expenses expected to be incurred during the first fiscal year.
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Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
	Share Classes
	A	S
1 Year	$660	$271
3 Years	$1,248	$832
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund has not yet commenced operations as of the date of the Prospectus, no portfolio turnover rate is available for the Fund.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund seeks to achieve its investment objective by employing a “multi-strategy and multi-manager” approach whereby Russell Investment Management, LLC (“RIM”) allocates the Fund’s assets to a diverse range of alternative investment strategies and utilizes multiple money managers to pursue those strategies. The Fund will utilize Active Long-Volatility Biased Strategies and Tactical Trading Strategies, including related sub-strategies as described below. Pursuant to the Fund’s alternative investment strategies, the Fund may invest in a broad range of instruments, markets and asset classes economically tied to U.S., foreign and emerging markets. While the Fund will primarily use derivatives to implement its investment strategies, investments may also include equity securities and fixed income securities. The Fund may take both long and short positions. A long position is one with the expectation that the underlying asset will rise in value. A short position is one with the expectation that the underlying asset will decline in value.
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-manager approach. RIM may change the Fund’s asset allocation at any time. With the exception of Efficient Capital Management, LLC (“Efficient”), the Fund’s money managers select the individual portfolio instruments for the assets assigned to them.  Efficient recommends certain Fund money managers to RIM, directs those money managers with respect to target volatility levels and advises RIM with respect to the Fund’s allocations among those money managers. RIM manages the Fund’s cash balances.
The Fund uses Active Long-Volatility Biased and Tactical Trading alternative investment strategies. Each strategy includes multiple sub-strategies.
Active Long-Volatility Biased Strategy: Seeks gains from changes in market volatility, volatility dislocations and other market conditions associated with increased uncertainty or market stress. The strategy generally maintains a long-volatility bias and may seek to provide positive convexity (meaning gains may increase at an accelerating rate as market volatility rises or markets decline sharply). The strategy may also employ active trading, relative value positions or other techniques intended to mitigate negative carry (meaning the ongoing cost of maintaining positions that may lose value or generate losses over time in stable or rising markets). Active Long-Volatility Biased sub-strategies include:
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Relative Value Volatility Sub-Strategy: Seeks gains from perceived mispricing among related volatility instruments, securities or markets. These long or short opportunities may arise in equity, interest rate or foreign exchange
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volatility, as well as in convertible or hybrid instruments, corridor or variance structures (types of derivatives whose returns are based on how much and how often an asset’s price moves within a specified range), or other derivatives that a money manager believes are trading at a premium or discount to fair value.
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Dispersion Sub-Strategy: Seeks gains from differences in volatility between an index and its underlying constituents. This sub-strategy typically involves positions that are long individual security volatility and short index volatility, and may include other forms of dispersion trading (an approach that seeks to profit when the price movements or implied volatilities of individual securities diverge from those of a broader index or from each other).
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Cross-Asset Long Volatility Sub-Strategy: Seeks gains from outright or actively managed long-volatility exposures across equity, interest rate and foreign exchange markets. The sub-strategy may maintain long volatility exposure across a range of underlying markets and adjust the level, mix or location of that exposure over time based on market conditions, volatility levels or a money manager’s assessment of relative opportunities. It may seek to benefit from volatility spikes, rapid repricing events or other market dislocations.
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Carry Mitigation and Funding Sub-Strategy: Seeks to offset some of the cost of maintaining long-volatility exposure by investing in positions that a money manager believes may generate positive returns in more benign market environments, while seeking to limit the extent to which such positions reduce the portfolio’s convexity in stressed conditions.
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Convexity Overlay and Tail Risk Hedging Sub-Strategy: Seeks gains from positions intended to increase the portfolio’s responsiveness to severe market selloffs, sharp volatility spikes or other extreme market events. The sub-strategy may include downside hedges, long gamma positions (positions that are designed to become more sensitive to market movements as prices change, so that gains may increase as markets move sharply), options structures or other convexity-oriented positions, used alone or in combination with other sub-strategies.
Tactical Trading Strategy: Seeks gains across global markets from price trends, relative value relationships, macroeconomic developments and other market conditions affecting equities, interest rates, commodities, government securities, currencies and futures. The strategy may take long or short positions and seek to benefit from sustained directional price movements, changing relationships among related assets, or shifts in economic, monetary, fiscal, geopolitical or other systemic conditions.
Tactical Trading sub-strategies include:
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Trend-Following Sub-Strategy: Seeks gains from upward or downward price movements across global markets, including equity, interest rate, currency and commodity markets. The sub-strategy generally uses systematic models to identify and respond to persistent price trends, momentum patterns or related market signals.
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Relative Value and Cross-Market Sub-Strategy: Seeks gains from perceived mispricing or changing relationships among related markets, instruments or asset classes. Opportunities may arise across countries, regions, yield curves, currencies, commodity curves, equity indices, cash securities and related derivatives, or other instruments that a money manager believes are trading at a premium or discount to fair value. The sub-strategy is generally designed to limit unwanted market exposure and may be implemented through diversified positions intended to enhance the portfolio’s overall risk/return profile.
The Fund may invest in equity securities of issuers of any market capitalization which are economically tied to U.S. and non-U.S. countries, including emerging markets countries. These securities may include common stocks, preferred stocks, rights, warrants, convertible securities and depositary receipts. The Fund’s investments in convertible securities may include contingent convertible securities. The Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
The Fund may also invest in fixed income securities of any credit quality and maturity, including fixed income securities that are rated below investment grade (commonly referred to as “high yield” or “junk bonds”) and in “distressed” debt securities. The Fund may invest in U.S. and non-U.S. corporate fixed income securities, Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations) and fixed income securities issued or guaranteed by the U.S. government (including Treasury Inflation Protected Securities and zero coupon securities) or by
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non-U.S. governments, or by their respective agencies and instrumentalities, as well as in emerging markets debt securities. The Fund may also invest in variable and floating rate securities. The Fund may enter into repurchase agreements and reverse repurchase agreements.
The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may invest in currency futures and options on futures, forward currency contracts and currency options for speculative purposes or to seek to protect a portion of its investments against adverse currency exchange rate changes.
The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund (the “Subsidiary”) organized as a company under the laws of the Cayman Islands. The Fund may invest directly or indirectly through the Subsidiary in commodity-linked derivative instruments (including futures and options contracts with respect to indexes or individual commodities, options on futures contracts, swap agreements and swaptions), exchange-traded funds, exchange-traded notes and commodity-linked securities that together are intended to provide exposure to the performance of the commodity futures market. The portion of the Fund’s or the Subsidiary’s assets exposed to any particular commodity or commodity sector will vary based on market conditions, but from time to time the portion could be substantial.
The Fund’s or the Subsidiary’s use of derivatives may cause the Fund’s or Subsidiary’s investment returns to be impacted by the performance of securities the Fund or the Subsidiary does not own and result in the Fund’s or the Subsidiary’s total investment exposure exceeding the value of its portfolio.
The Fund may invest in pooled investment vehicles, including other investment companies such as exchange-traded funds.
A portion of the Fund’s net assets may be “illiquid” investments.
The Fund may invest in synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants. International warrants are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive cash payment relating to the value of the underlying security or securities. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options.
The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
The Fund is classified as a “non-diversified fund” under the Investment Company Act of 1940, as amended, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers.
Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
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Alternative Investment Strategies Risk. The Fund may use alternative investment strategies that involve investment techniques and risks different from those of more traditional mutual funds. These strategies may involve, among other things, complex combinations of systematic trend signals, managed futures strategies, multi-asset trading, derivatives-based exposures, volatility-related strategies, relative value trades, carry mitigation techniques, dynamic position adjustments and tail risk hedging. These strategies may be more difficult to implement successfully than traditional long-only strategies and may perform differently than expected in rising, falling, range-bound, volatile or illiquid markets. Strategy complexity may increase the risk of implementation errors, unintended exposures, ineffective hedging, inaccurate risk measurement, liquidity constraints, higher transaction costs and operational failures. The Fund’s performance may be driven by multiple interacting factors, and losses may occur for reasons that are difficult to identify or anticipate. There can be no assurance that the Fund’s alternative investment strategies will achieve their intended results, reduce volatility, provide diversification, offset losses from other investments or generate positive returns. The Fund may allocate assets among strategies because they are expected to behave differently across market environments. Correlations among strategies, markets and instruments are not stable and may change quickly, particularly during periods of market stress, deleveraging, rapid reversals or
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reduced liquidity. Strategies expected to diversify one another may experience losses at the same time, and positions intended to offset or hedge one another may fail to do so. The Fund may emphasize strategies that underperform, reduce exposure to strategies that later perform well, or reallocate at unfavorable times.
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Hedge Ineffectiveness Risk. The Fund may use hedges or offsetting positions intended to reduce risk or improve the risk profile of a strategy. Hedges may not perform as expected because of incorrect sizing, timing or market relationships, and may reduce gains, increase costs or cause losses. There can be no assurance that any hedge or offsetting position will protect the Fund from loss.
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Long and Short Positions Risk. The Fund may take both long and short positions across multiple asset classes and markets. Long positions may decline in value and short positions may increase in value, causing losses. Short positions may involve substantial or theoretically unlimited losses. Long and short positions may also increase portfolio turnover, transaction costs, margin requirements and the complexity of the Fund’s risk profile.
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Multi-Asset Tactical Trading Risk. The Fund’s tactical trading strategy may involve positions across equities, interest rates, commodities, currencies, futures and other markets. These markets may respond differently to economic, political, monetary, liquidity or other market developments, and a money manager may incorrectly assess the direction, timing or magnitude of market movements. Losses may occur across multiple asset classes at the same time, particularly during periods of market stress or when historical market relationships break down.
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Trend-Following Strategies Risk. Trend-following strategies seek to identify and profit from sustained upward or downward price movements, but such trends may not develop, may be short-lived or may reverse suddenly. These strategies may perform poorly in range-bound, choppy, low-volatility or whipsaw markets and may result in increased trading, transaction costs and losses. Managed futures strategies may perform poorly during periods when futures markets are trendless, volatile in a non-directional manner, subject to rapid reversals or affected by government, central bank or regulatory intervention. Managed futures exposure may also create substantial variation in the Fund’s returns over short periods.
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Convexity and Tail Risk Hedging Strategies Risk. The Fund may use downside hedges, long gamma positions, options structures or other convexity-oriented positions intended to increase the Fund’s responsiveness to severe market selloffs, sharp volatility spikes or other extreme events. These positions may not perform as expected and may expire worthless, decline in value or fail to offset losses in other parts of the Fund.
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Volatility Strategies Risk. The Fund may use strategies that seek to generate returns from changes in realized or implied volatility, volatility relationships, or other volatility-related market characteristics. These strategies may perform poorly when volatility behaves differently than expected and may be highly sensitive to changes in market prices, time to expiration, interest rates, dividends, liquidity, market positioning and market stress. Volatility strategies may involve long-volatility, short-volatility, relative value, dispersion, correlation, cross-asset or dynamic positioning strategies and may experience substantial losses if volatility relationships or market conditions change unexpectedly. Long-volatility positions may involve ongoing costs and negative carry that reduce returns over time, while short-volatility exposure may result in large or rapidly increasing losses during periods of market stress or rising volatility. Volatility instruments and related structures may be complex, less liquid than anticipated and subject to sudden repricing.
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Carry Mitigation and Funding Strategy Risk. The Fund may use carry-generating, relative value or other funding trades intended to offset some of the cost of maintaining long-volatility exposure. These trades may not generate sufficient returns to offset negative carry and may create losses, particularly during periods of market stress or rising volatility. Carry mitigation and funding positions may also reduce the Fund’s intended convexity or defensive characteristics during stressed markets and may increase losses rather than offset the cost of maintaining long-volatility exposure.
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Derivatives. Investments in derivatives instruments can pose additional, and often greater, risks than investing directly in conventional securities, currencies or other instruments. The Fund may lose more than the amount initially invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks including leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these
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risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
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Commodity Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or sectors affecting a particular industry or commodity and international economic, political and regulatory developments. The use of leveraged commodity-linked derivatives creates an opportunity for increased return, but also creates the possibility for a greater loss.
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Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.
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Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic, social and regulatory conditions in foreign countries. Non-U.S. securities may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards. The risks associated with non-U.S. securities may be amplified for emerging markets securities.
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Fixed Income Securities. Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investments in fixed income securities could lose money. In addition, the Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Fixed income securities may be downgraded in credit rating or go into default.
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U.S. and Non-U.S. Corporate Debt Securities Risk. Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Fund to greater risk than investments in U.S. corporate debt securities.
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Government Issued or Guaranteed Securities, U.S. Government Securities. Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
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Non-Investment Grade Debt Securities (“High Yield” or “Junk Bonds”). Non-investment grade debt securities involve higher volatility and higher risk of default than investment grade bonds.
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Non-U.S. and Emerging Markets Debt. The value of an investment in non-U.S. and emerging markets debt may be affected by political, economic or social conditions or foreign currency exchange rates. Prices of emerging markets debt can be severely affected not only by rising interest rates and adverse currency fluctuations, but also by the deterioration of credit quality or default by the issuer. Non-U.S. and emerging markets debt may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards.
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Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
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Non-Diversification Risk. Investing a relatively high percentage of assets in the securities of a single issuer or group of issuers, may cause performance to be more vulnerable to changes in the market value of the single issuer or group of issuers, and more susceptible to risks associated with a single economic, political or regulatory occurrence.
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Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
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Illiquid Investments. An illiquid or less liquid investment may be difficult to sell quickly and at a fair price, which could cause the Fund to realize a loss on the investment if it was sold at a lower price than that at which it had been valued.
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Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including wars and armed conflicts, tariffs, natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
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Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as RIM or the Fund's money managers expect. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies.
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Multi-Manager Approach. While the investment strategies employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
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Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
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Quantitative Investing and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
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Distressed Securities. Investments in distressed securities inherently have more credit risk than investments in non-distressed issuers. In the event that an issuer of distressed securities defaults or initiates insolvency proceedings, the Fund may lose all of its investment in the distressed securities.
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Rights and Warrants. Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a right or a warrant may be more volatile than the price of its underlying security, and a right or a warrant may offer greater potential for capital loss.
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Convertible Securities. Convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the market risk associated with common stocks. Contingent convertible securities generally provide for mandatory conversion into common stock of the issuer under certain circumstances, and therefore are subject to the risk that the Fund could experience a reduced income rate and a worsened standing in the case of an issuer’s insolvency.
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Money Market Securities (Including Commercial Paper). Prices of money market securities generally rise and fall in response to interest rate changes.
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Repurchase Agreements. Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
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Reverse Repurchase Agreements. Reverse repurchase agreements are subject to the risk that the other party may fail to return the security in a timely manner or at all. The Fund may lose money if the market value of the security transferred by the Fund declines below the repurchase price.
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Yankee Bonds and Yankee CDs. Issuers of Yankee Bonds and Yankee CDs are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks.
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Synthetic Foreign Equity/Fixed Income Securities. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to liquidity risk, currency risk and the risks associated with investments in non-U.S. securities. In addition, the exercise or settlement date may be affected by certain market disruption events which could cause the local access products to become worthless if the events continue for a period of time.
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Variable and Floating Rate Securities Risk. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.
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Securities of Other Investment Companies. Investments in other investment companies expose shareholders to the expenses and risks associated with the investments of the Fund as well as to the expenses and risks of the underlying investment companies.
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Depositary Receipts. Depositary receipts (including American Depositary Receipts and Global Depositary Receipts) are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company. Depositary receipts are generally subject to the same risks of investing in the foreign securities they evidence or into which they may be converted.
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Currency Trading Risk. Currency trading strategies may involve instruments that have volatile prices, are illiquid or less liquid or create economic leverage. Forward currency contracts are subject to the risk that, should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
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Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
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Tax Risk. The tax treatment of the Fund’s investments may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the Internal Revenue Service (“IRS”) that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise alter the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. Because the Subsidiary is a controlled foreign corporation, any gains received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.
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Subsidiary Risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are generally similar to those that are permitted to be held by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is generally not subject to all of the investor protections of the 1940 Act. Furthermore, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Fund. The cost of investing in the Fund will be higher because the Fund bears the expenses of the Subsidiary.
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High Portfolio Turnover Risk. The Fund may engage in active and frequent trading, which may result in higher portfolio turnover rates, higher transaction costs and realization of short-term capital gains that will generally be taxable to shareholders as ordinary income.
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New Fund Risk. The Fund is a new Fund. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. Investors may be required to liquidate or transfer their investments at an inopportune time.
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Impact of Large Redemptions (Including Possible Fund Liquidation). The Fund may be used as an investment in asset allocation programs and may have a large percentage of its Shares held in such programs. Large redemption
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activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund’s portfolio. As a result, large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.
●
Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
As of the date hereof, the Fund has not yet completed a full calendar year of investment operations. Upon the completion of a full calendar year of investment operations by the Fund, this section will include charts that provide some indication of the risks of an investment in the Fund, by showing the difference in annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to the benchmark index selected for the Fund. Performance information for the Fund will be available online at https://russellinvestments.com.
Management

Investment Adviser
The Fund's investment adviser is RIM. The Fund's money managers are:
●[AlphaSimplex Group, LLC	●One River Asset Management, LLC
●Aspect Capital Limited	●Portman Square Capital LLP
●Crabel Capital Management, LLC	●Welton Investment Partners LLC]
●Efficient Capital Management, LLC
Portfolio Managers
Mark Raskopf, Portfolio Manager, Hedge Funds, Grace Uniacke, Director, Alternative Solutions, and Nikki Zhou, Portfolio Manager, Alternatives, have primary responsibility for the management of the Fund. Mr. Raskopf, Ms. Uniacke and Ms. Zhou have managed the Fund since [ ] 2026.
Additional Information

For important information about:
●
Purchase of Fund Shares, please see How to Purchase Shares on page 10.
●
Redemption of Fund Shares, please see How to Redeem Shares on page 10.
●
Taxes, please see Taxes on page 10.
●
Financial Intermediary Compensation, please see Payments to Financial Intermediaries on page 10.
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Additional Information
How to Purchase Shares
Shares are only available through investment adviser representatives and broker-dealer registered representatives of LPL Financial LLC or its affiliates (collectively, “Financial Intermediaries”), unless you are eligible to participate in a Russell Investments employee investment program. Certain Classes of Shares may only be purchased by specified categories of investors and are only offered by certain Financial Intermediaries. There is currently no required minimum initial investment for Class A or Class S Shares. The Fund reserves the right to close any account whose balance falls below $500 and to change the categories of investors eligible to purchase its Shares.
For more information about how to purchase Shares, please see Additional Information about How to Purchase Shares in the Fund’s Prospectus.
How to Redeem Shares
Shares may be redeemed through your Financial Intermediary on any business day of the Fund (defined as a day on which the New York Stock Exchange (“NYSE”) is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after the Fund receives an order in proper form as determined by your Financial Intermediary. Redemption requests must normally be received by the Fund or a Fund agent prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) on a business day of the Fund, in order to be processed at the net asset value calculated on that day. Because Financial Intermediaries and Fund agents may have earlier redemption order cut off times to allow them to deliver redemption orders to the Fund prior to the Fund’s order transmission cut off time, please ask your Financial Intermediary what the cut off time is. Please contact your Financial Intermediary for instructions on how to place redemption requests.
For more information about how to redeem Shares, please see Additional Information about How to Redeem Shares in the Fund’s Prospectus.
Taxes
Unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account, distributions from the Fund are generally taxable to you as either ordinary income or capital gains.
For more information about these and other tax matters relating to the Fund and its shareholders, please see Additional Information about Taxes in the Fund’s Prospectus.
Payments to Financial Intermediaries
The Fund and its related companies may pay a Financial Intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.
For more information about payments to Financial Intermediaries, please see Distribution and Shareholder Services Arrangements and Payments to Financial Intermediaries in the Fund’s Prospectus.
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MANAGEMENT OF THE Fund
The Fund's investment adviser is RIM, 401 Union Street, 18th Floor, Seattle, Washington 98101. RIM was established in 1982 and pioneered the “multi-style, multi-manager” investment method in mutual funds. RIM is an indirect, wholly-owned subsidiary of Russell Investments Group, Ltd., through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. (“TA Associates”) indirectly hold a majority ownership interest and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. (“Reverence Capital”) indirectly hold a significant minority ownership interest in RIM and its affiliates (“Russell Investments”). Certain of Russell Investments’ employees, which may include an officer of Russell Investment Company (the “Trust” or “RIC”), and Hamilton Lane Advisors, LLC also hold minority, non-controlling positions in Russell Investments Group, Ltd. TA Associates is one of the oldest and most experienced global growth private equity firms. Reverence Capital is a private investment firm, focused on investing in leading financial services companies.
RIM has advised the Fund that, on July 9, 2026, Russell Investments announced that an investor consortium led by B Capital, a global multi-stage investment firm, and including California Public Employees’ Retirement System, has agreed to acquire Russell Investments, including RIM, from TA Associates and Reverence Capital (the “Transaction”). RIM expects the Transaction to close in the first quarter of 2027, subject to the receipt of regulatory approvals and other customary closing conditions.  The Transaction is not expected to result in any material change in the day-to-day management of the Fund.  As required by the Investment Company Act of 1940, as amended, the consummation of the Transaction would result in the automatic termination of the advisory agreement between RIM and the Trust, on behalf of the Fund.  Accordingly, prior to such consummation, a new investment advisory agreement (the “New Advisory Agreement”) between the Trust and RIM will be required for RIM to continue in its capacity as an investment adviser to the Fund.  The New Advisory Agreement is subject to the conditional approval of the Fund’s Board of Trustees (the “Board”) and, if approved by the Board, RIM (in its capacity as initial shareholder of the Fund) intends to conditionally approve the New Advisory Agreement, subject to the closing of the Transaction.  Accordingly, shareholders of the Fund would not be asked to approve the New Advisory Agreement as a result of the Transaction. Under the New Advisory Agreement, RIM would provide investment advisory services to the Fund on substantially similar terms to the current agreement for fees that do not exceed those that are currently in effect with respect to the Fund.
The Fund is designed to be used within multi-asset portfolios to gain exposure to a globally diverse mix of asset classes and styles and to combine traditional securities, such as equities and bonds, with non-traditional approaches, such as alternative investments. RIM's multi-asset approach combines diversification, research and selection of unaffiliated money managers and dynamic portfolio management.  RIM uses its core capabilities (capital markets insights, manager research and asset allocation) to manage the Fund by combining various money managers and strategies into a single Fund.
The Fund's assets are invested using a “multi-style, multi-manager diversification” technique. Unlike most investment companies that have a single organization that acts as investment adviser, the Fund divides responsibility for investment advice between RIM and a number of money managers unaffiliated with RIM.  RIM’s money manager research services include evaluating and recommending professional investment advisory and management organizations (“money managers”) to make specific portfolio investments or recommendations for each asset class, according to designated investment objectives, styles and strategies.
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Fund. Subject to the approval of the Fund's Board of Trustees, RIM selects, oversees and evaluates the performance results of the Fund's money managers and allocates Fund assets among multiple money manager investment strategies. RIM may change the Fund’s asset allocation at any time, including not allocating Fund assets to one or more money manager strategies. With the exception of Efficient Capital Management, LLC, each money manager has a discretionary asset management assignment pursuant to which it is allocated a portion of Fund assets to manage directly and selects the individual portfolio instruments for the assets assigned to it. RIM does not evaluate the investment merits of a money manager’s individual security selections or recommendations. RIM manages the Fund’s cash balances. RIM may also manage portions of the Fund during transitions between money managers.
The Fund's administrator and transfer agent is Russell Investments Fund Services, LLC (“RIFUS”), a wholly-owned subsidiary of RIM. RIFUS, in its capacity as the Fund's administrator, provides or oversees the provision of all administrative services for the Fund. The Fund's custodian, State Street Bank and Trust Company (“State Street”), maintains custody of the Fund's assets and establishes and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Fund invests. RIFUS, in its capacity as the Fund's
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transfer agent, is responsible for maintaining the Fund's shareholder records and carrying out shareholder transactions. As described above, the Fund conducts its business through a number of service providers who act on its behalf. When the Fund acts in one of these areas, it does so through the service provider responsible for that area.
RIM’s employees who manage the Fund, oversee the money managers of the Fund and have primary responsibility for the management of the Fund (the “RIM Managers”) are:
●
Mark Raskopf, Portfolio Manager, Hedge Funds since September 2020. Mr. Raskopf shares primary responsibility for the management of the Fund with Ms. Uniacke and Ms. Zhou.
●
Grace Uniacke, Director, Alternative Solutions since April 2025. Prior to joining Russell Investments, Ms. Uniacke was a Credit Product Specialist at ArrowMark Partners and previously Vice President, Venture Capital Product Specialist at StepStone Group. Ms. Uniacke shares primary responsibility for the management of the Fund with Mr. Raskopf and Ms. Zhou.
●
Nikki Zhou, Portfolio Manager, Alternatives since August 2025. Ms. Zhou was Portfolio Manager, Multi-Asset Solutions from March 2025 to August 2025. From March 2024 to February 2025, Ms. Zhou was Associate Portfolio Manager, Multi-Asset Solutions. From March 2022 to February 2024, Ms. Zhou was Senior Portfolio Analyst. From March 2020 to February 2022, Ms. Zhou was Portfolio Analyst. Ms. Zhou shares primary responsibility for the management of the Fund with Mr. Raskopf and Ms. Uniacke.
Please see the Fund's Statement of Additional Information (“SAI”) for additional information about the RIM Managers' compensation, other accounts managed by the RIM Managers and the RIM Managers' ownership of securities in the Fund.
The Fund’s annual advisory fee as a percentage of average daily net assets is [2.00]%.
The Fund invests its cash in an unregistered cash management fund advised by RIM. RIM has waived its 0.05% advisory fee for the unregistered fund. RIFUS charges a 0.05% administrative fee to the unregistered fund.
A discussion regarding the basis for approval by the Board of Trustees (the “Board” or the “Trustees”) of the investment advisory contract between RIM and the Fund will be available in the Fund's semiannual financial statements and other information in Form N-CSR covering the period ended April 30, 2027.
The Trustees are responsible for generally overseeing management and operations of the business and affairs of the Fund and do not manage operations on a day-to-day basis. The Trustees and officers of the Trust may amend the Prospectus, any summary prospectus, the SAI and any contracts to which the Trust or the Fund is a party and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Prospectus or SAI. Neither the Prospectus, any summary prospectus, the SAI, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications or disclosure documents from or on behalf of the Trust creates a contract between a shareholder of the Fund and: (i) the Trust; (ii) the Fund; (iii) a service provider to the Trust or the Fund; and/or (iv) the Trustees or officers of the Trust.
The Trustees, on behalf of the Trust, enter into service agreements with RIM, RIFUS and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not third-party beneficiaries of such agreements.
THE MONEY MANAGERS
RIM allocates the Fund's assets among multiple money manager investment strategies. RIM, as the Fund's adviser, may change the Fund's asset allocation at any time, including not allocating Fund assets to one or more money manager strategies. Money managers are unaffiliated with RIM and are listed under “Money Manager Information” at the end of this Prospectus.
With the exception of Efficient Capital Management, LLC, each money manager has a discretionary asset management assignment pursuant to which it is allocated a portion of Fund assets to manage directly. Assets not allocated to discretionary money managers are managed by RIM.
Each discretionary money manager has discretion to select, purchase and sell portfolio securities for its segment of the Fund's assets. RIM provides each money manager with specific investment guidelines based on the Fund's investment
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program and RIM’s assessment of the money manager’s expertise and investment style whereby RIM attempts to capitalize on the strengths of each money manager and to combine their investment activities in a complementary fashion. Although, under the Fund's multi-manager structure, RIM is responsible for oversight of the services provided by the Fund's money managers and for providing reports to the Board regarding the money managers’ activities, the Board, the officers, RIM and Russell Investments do not evaluate the investment merits of a money manager’s individual security selections.
The Fund received an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) that permits RIM to engage or terminate a money manager at any time, subject to approval by the Fund's Board, without a shareholder vote. The Fund operates pursuant to the exemptive order.  The Fund is required to notify its shareholders within 90 days after a money manager begins providing services. The Fund selects money managers based upon the research and recommendations of RIM. RIM evaluates quantitatively and qualitatively the money managers’ investment style and process, performance record and portfolio characteristics in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in the selection or termination of any money manager.
The Fund also relies on a separate exemptive order that the Fund has obtained from the SEC, stating that the Fund's Board may approve a new money manager contract or a material amendment to an existing money manager contract at a meeting that is not in person, provided that the Fund's Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting.
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INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES
The Fund has a non-fundamental investment objective as noted below. A non-fundamental investment objective may be changed by the Board of the Fund without shareholder approval. If the Fund’s investment objective is changed, the Prospectus will be supplemented to reflect the new investment objective. To the extent that there is a material change in the Fund’s investment objective, shareholders will be provided with reasonable notice.
The Board may, if it deems appropriate to do so, authorize the liquidation or merger of the Fund without shareholder approval in circumstances where shareholder approval is not otherwise required by the Investment Company Act of 1940, as amended (“1940 Act”). Unless Fund Shares are held in a tax-deferred account, liquidation or merger may result in a taxable event for shareholders of the liquidated Fund. In addition, RIM may make material changes to the Fund's principal investment strategies without shareholder approval.
RIM or the money managers may or may not use all of the securities and investment strategies listed below. This Prospectus does not describe all of the various types of securities and investment strategies that may be used by the Fund. The Fund may invest in other types of securities and use other investment strategies that are not described in this Prospectus. Such securities and investment strategies may subject the Fund to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment strategies described in this Prospectus and about additional securities and non-principal investment strategies that may be used by the Fund.
Unless otherwise stated, all percentage and credit quality limitations on Fund investments listed in this Prospectus apply at the time of investment. There would be no violation of any of these limitations unless the Fund fails to comply with any such limitation immediately after and as a result of an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.
The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s characteristics or if the security is no longer consistent with the Fund’s investment strategies.
On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash to the performance of certain markets.
Russell Investments Alternatives Diversifier Fund
Investment Objective (Non-Fundamental)
The Fund seeks long term capital appreciation with low correlation to traditional core equity and bond markets.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by employing a “multi-strategy and multi-manager” approach whereby Russell Investment Management, LLC (“RIM”) allocates the Fund’s assets to a diverse range of alternative investment strategies and utilizes multiple money managers to pursue those strategies. The Fund will utilize Active Long-Volatility Biased Strategies and Tactical Trading Strategies, including related sub-strategies as described below. Pursuant to the Fund’s alternative investment strategies, the Fund may invest in a broad range of instruments, markets and asset classes economically tied to U.S., foreign and emerging markets. While the Fund will primarily use derivatives to implement its investment strategies, investments may also include equity securities and fixed income securities. The Fund may take both long and short positions. A long position is one with the expectation that the underlying asset will rise in value. A short position is one with the expectation that the underlying asset will decline in value.
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a “multi-manager” approach. Subject to the approval of the Fund’s Board of Trustees, RIM selects, oversees and evaluates the Fund’s money managers and allocates Fund assets among multiple money manager investment strategies. RIM may change the Fund's asset allocation at any time. With the exception of Efficient Capital Management, LLC (“Efficient”), the Fund’s money managers select the individual portfolio instruments for the assets assigned to them. Efficient recommends certain Fund
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money managers to RIM, directs those money managers with respect to target volatility levels and advises RIM with respect to the Fund’s allocations among those money managers. RIM manages the Fund's cash balances and may manage portions of the Fund during transitions between money managers.
In selecting money managers, RIM seeks to identify money managers that, based on their investment strategies and historical performance have, among other things, the potential, in the opinion of RIM, to perform independently of each other and achieve low correlation to traditional core equity and bond markets. When determining how to allocate the Fund’s assets among money managers, RIM considers a variety of factors that impact the Fund’s return potential and portfolio risks. These factors include overall portfolio characteristics, a money manager’s investment strategy, investment approach, investment sub-strategy and expected return potential, as well as various characteristics of the money manager’s typical investment portfolio. RIM also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIM may adjust allocations based on the Fund’s overall exposures and forecasted portfolio risk and in order to respond to changes in market risks and opportunities.
Alternative Investment Strategies
The Fund uses Active Long-Volatility Biased and Tactical Trading alternative investment strategies. Each strategy includes multiple sub-strategies and may be implemented in a systematic, discretionary or mixed manner. The Fund may allocate to one or more sub-strategies at any time and the relative weight of each sub-strategy may change as market conditions, volatility levels, liquidity conditions, portfolio construction considerations and the availability of suitable investment opportunities change. Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects securities using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects securities based upon its research and analysis of a variety of factors and may also incorporate quantitative investment models in its process.
Active Long-Volatility Biased Strategy: Seeks gains from changes in market volatility, volatility dislocations and other market conditions associated with increased uncertainty or market stress. The strategy generally maintains a long-volatility bias and may seek to provide positive convexity (meaning gains may increase at an accelerating rate as market volatility rises or markets decline sharply). The strategy may also employ active trading, relative value positions or other techniques intended to mitigate negative carry (meaning the ongoing cost of maintaining positions that may lose value or generate losses over time in stable or rising markets).
Active Long-Volatility Biased sub-strategies include:
●
Relative Value Volatility Sub-Strategy: Seeks gains from perceived mispricing among related volatility instruments, securities or markets. These long or short opportunities may arise in equity, interest rate or foreign exchange volatility, as well as in convertible or hybrid instruments, corridor or variance structures (types of derivatives whose returns are based on how much and how often an asset’s price moves within a specified range), or other derivatives that a money manager believes are trading at a premium or discount to fair value. The sub-strategy is generally designed to limit directional market exposure and may be implemented through diversified positions intended to enhance the portfolio’s overall risk/return profile.
●
Dispersion Sub-Strategy: Seeks gains from differences in volatility between an index and its underlying constituents. This sub-strategy typically involves positions that are long individual security volatility and short index volatility, and may include other forms of dispersion trading (an approach that seeks to profit when the price movements or implied volatilities of individual securities diverge from those of a broader index or from each other). Such opportunities may arise in normal market conditions but may become more pronounced during prolonged periods of market stress or changing correlations.
●
Cross-Asset Long Volatility Sub-Strategy: Seeks gains from outright or actively managed long-volatility exposures across equity, interest rate and foreign exchange markets. The sub-strategy may maintain long volatility exposure across a range of underlying markets and adjust the level, mix or location of that exposure over time based on market conditions, volatility levels or a money manager’s assessment of relative opportunities. It may seek to benefit from volatility spikes, rapid repricing events or other market dislocations.
●
Carry Mitigation and Funding Sub-Strategy: Seeks to offset some of the cost of maintaining long-volatility exposure by investing in positions that a money manager believes may generate positive returns in more benign market environments, while seeking to limit the extent to which such positions reduce the portfolio’s convexity in
15

stressed conditions. These positions may include interest rate relative value strategies, selected short-volatility or funding trades with defined downside characteristics, carry-oriented relative value positions or other structures intended to help preserve value while maintaining the strategy’s broader defensive role.
●
Convexity Overlay and Tail Risk Hedging Sub-Strategy: Seeks gains from positions intended to increase the portfolio’s responsiveness to severe market selloffs, sharp volatility spikes or other extreme market events. The sub-strategy may include downside hedges, long gamma positions (positions that are designed to become more sensitive to market movements as prices change, so that gains may increase as markets move sharply), options structures or other convexity-oriented positions, used alone or in combination with other sub-strategies.
Tactical Trading Strategy: Seeks gains across global markets from price trends, relative value relationships, macroeconomic developments and other market conditions affecting equities, interest rates, commodities, government securities, currencies and futures. The strategy may take long or short positions and seek to benefit from sustained directional price movements, changing relationships among related assets, or shifts in economic, monetary, fiscal, geopolitical or other systemic conditions. It may be implemented over a range of time horizons using short-, medium- or longer-term positions.
Tactical Trading sub-strategies include:
●
Trend-Following Sub-Strategy: Seeks gains from upward or downward price movements across global markets, including equity, interest rate, currency and commodity markets. The sub-strategy generally uses systematic models to identify and respond to persistent price trends, momentum patterns or related market signals. It may establish long or short positions and adjust them over time based on price behavior, volatility, liquidity or other market characteristics. Opportunities may arise in both developed and emerging markets and across a range of time horizons.
●
Relative Value and Cross-Market Sub-Strategy: Seeks gains from perceived mispricing or changing relationships among related markets, instruments or asset classes. Opportunities may arise across countries, regions, yield curves, currencies, commodity curves, equity indices, cash securities and related derivatives, or other instruments that a money manager believes are trading at a premium or discount to fair value. The sub-strategy is generally designed to limit unwanted market exposure and may be implemented through diversified positions intended to enhance the portfolio’s overall risk/return profile.
Instruments
The Fund may invest in equity securities of issuers of any market capitalization economically tied to U.S. and non-U.S. countries, including emerging markets countries. Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests, depositary receipts and equity-related securities or instruments whose value is based on common stocks, such as synthetic foreign equity securities, convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps. Convertible securities can be bonds, notes, debentures, preferred stock or other securities that entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. The Fund may invest in contingent convertible securities, which provide for mandatory conversion into common stock of the issuer under certain circumstances.
The Fund may also invest in fixed income securities of any credit quality and maturity. The Fund may invest in U.S. and non-U.S. corporate fixed income securities, Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations) and fixed income securities issued or guaranteed by the U.S. government (including Treasury Inflation Protected Securities and zero coupon securities) or by non-U.S. governments, or by their respective agencies and instrumentalities, as well as in emerging markets debt securities. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. The Fund may invest, without limitation, in fixed income securities or instruments that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”), in unrated securities judged to be of comparable quality, and in the lowest-rated fixed income securities. The Fund’s investments may include debt securities that are the subject of bankruptcy proceedings, that are in default as to the payment of principal or interest, or that are rated in the lowest rating category by a nationally recognized statistical rating organization (“distressed securities”). The Fund’s investments may include variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates.
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The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may purchase and sell forward and futures contracts and enter into options, swaps and swaptions. The Fund may invest in derivatives (1) as a substitute for holding securities directly, (2) to facilitate the implementation of its investment strategy, (3) for hedging purposes, (4) to take a net short position with respect to certain issuers, sectors or markets, (5) to adjust the interest rate sensitivity and duration of the Fund’s portfolio, or (6) to manage the Fund’s asset class, country and currency exposures. The Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and the principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. The Fund may purchase and sell foreign currency forward contracts for hedging purposes or to manage the Fund’s currency exposures.
The Fund may purchase and sell currency futures and options on currency futures, forward currency contracts, currency swaps and currency spot and options contracts for speculative purposes based on judgments regarding the direction of the market for a particular foreign currency or currencies.  The Fund will enter into spot and forward currency contracts to facilitate settlement of securities transactions and may enter into these contracts in order to “lock in” the U.S. dollar price of a security that it plans to buy or sell. The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts.
The Fund may invest directly, or indirectly through a wholly-owned subsidiary of the Fund (the “Subsidiary”) organized as a company under the laws of the Cayman Islands, in commodity-linked derivative instruments (including futures and options contracts with respect to indexes or individual commodities, options on futures contracts, swap agreements and swaptions), exchange-traded funds, exchange-traded notes and commodity-linked securities that together are intended to provide exposure to the performance of the commodity futures market. The portion of the Fund’s or the Subsidiary’s assets exposed to any particular commodity or commodity sector will vary based on market conditions, but from time to time this portion could be substantial. The Fund may invest up to 25% of its total assets in the Subsidiary. Shares of the Subsidiary are not offered to any investors other than the Fund. Investing in the Subsidiary allows the Fund to achieve greater exposure to the commodities markets than would otherwise be possible because of U.S. tax law requirements. The Subsidiary is advised by RIM and has certain of the same money managers as the Fund. Employees of RIM and its affiliates serve as directors of the Subsidiary. The Subsidiary may invest without limitation in commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets. The Subsidiary may also invest in fixed income instruments. Although the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, the investment programs of the Fund and the Subsidiary are not identical.
The Fund’s or the Subsidiary’s use of derivatives may cause the Fund’s or the Subsidiary’s investment returns to be impacted by the performance of securities the Fund or the Subsidiary does not own and result in the Fund’s or the Subsidiary’s total investment exposure exceeding the value of its portfolio.
The Fund may invest in pooled investment vehicles, including other investment companies such as exchange-traded funds.
The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). RIM may increase or decrease the Fund’s cash reserves to seek to achieve the desired exposures for the Fund, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs. The Fund and the Subsidiary may hold additional cash in connection with its investment strategy. RIM generally invests the Fund’s cash reserves in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM whose investment objective is to seek to preserve principal and provide liquidity and current income.
A portion of the Fund’s net assets may be “illiquid” investments (i.e., investments that are not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment).
Some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, the Fund may invest in synthetic foreign fixed income and/or equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants. International warrants are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the
17

right to receive cash payment relating to the value of the underlying security or securities. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options.
The Fund may enter into repurchase agreements and reverse repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day). A reverse repurchase agreement is a transaction whereby the Fund transfers possession of a portfolio security to a commercial bank, broker or dealer and simultaneously agrees to repurchase such security at an agreed upon price and date.
The Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Emerging market countries also include frontier market countries, which are less developed than traditional emerging market countries.
The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
The Fund is classified as a “non-diversified fund” under the 1940 Act which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. The non-diversified status provides the Fund with greater investment flexibility to take larger positions in one or more issuers.
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RISKS
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The following table lists the Fund and the types of principal risks the Fund is subject to. Please refer to the discussion following the chart and the Fund's Statement of Additional Information for a discussion of risks associated with types of securities held by the Fund and the investment practices employed by the Fund.
Fund	Principal Risks
Russell Investments Alternatives Diversifier Fund
●Multi-Manager Approach
●Active Management Risk
●Security Selection
●Fundamental Investing
●Quantitative Investing and Models
●Alternative Investment Strategies Risk
●Hedge Ineffectiveness Risk
●Long and Short Positions Risk
●Multi-Asset Tactical Trading Risk
●Trend-Following Strategies Risk
●Managed Futures Strategies Risk
●Convexity and Tail Risk Hedging Strategies
Risk
●Volatility Strategies Risk
●Long Volatility and Negative Carry Risk
●Short Volatility Exposure Risk
●Volatility Relative Value, Dispersion and
Correlation Risk
●Cross-Asset and Positioning Risk
●Volatility Instruments and Structural Risk
●Carry Mitigation and Funding Strategy Risk
●Equity Securities Risk
●Common Stocks
●Securities of Medium Capitalization Companies
●Securities of Small Capitalization Companies
●Preferred Stocks
●Rights, Warrants and Convertible Securities
●Fixed Income Securities Risk
●Non-Investment Grade Debt Securities
(“High-Yield” or “Junk Bonds”)
●U.S. and Non-U.S. Corporate Debt Securities
Risk
●Government Issued or Guaranteed Securities,
U.S. Government Securities
●Distressed Securities
●Money Market Securities (Including
Commercial Paper)
●Variable and Floating Rate Securities
●Repurchase Agreements
●Reverse Repurchase Agreements

●Non-U.S. Securities
●Non-U.S. Equity Securities
●Non-U.S. Fixed Income Securities
●Emerging Markets Securities
●Emerging Markets Debt
●Yankee Bonds and Yankee CDs
●Currency Risk
●Synthetic Foreign Equity/Fixed Income
Securities
●Derivatives (Futures Contracts, Options,
Forwards and Swaps)
●Currency Trading Risk
●Counterparty Risk
●Commodity Risk
●Subsidiary Risk
●Tax Risk
●Securities of Other Investment Companies
●Depositary Receipts
●Illiquid Investments
●Liquidity Risk
●High Portfolio Turnover Risk
●Non-Diversification Risk
●Impact of Large Redemptions (Including
Possible Fund Liquidation)
●New Fund Risk
●Global Financial Markets Risk
●Cyber Security and Other Operational Risks

Multi-Manager Approach
While the investment strategies employed by the Fund's money managers are intended to be complementary, they may not in fact be complementary. The interplay of the various strategies employed by the Fund's multiple money managers may result in the Fund holding a significant amount of certain types of securities. This may be beneficial or detrimental to the Fund's performance depending upon the performance of those securities and the overall economic environment. The money managers selected for the Fund may underperform the market generally or other money managers that could have been selected for the Fund. The multi-manager approach could increase the Fund's portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the Fund's portfolio
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securities, higher brokerage commissions and other transaction costs. The success of the Fund's investment strategy depends on, among other things, both RIM’s skill in selecting money managers and allocating assets to those money managers and on a money manager’s skill in executing the relevant investment strategy and selecting investments for the Fund.
Active Management Risk
Actively managed investment portfolios are subject to active management risk. Despite strategies designed to achieve the Fund's investment objective, the values of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. Investments in the Fund could be lost or the Fund could underperform other investments.
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Security Selection
The securities or instruments chosen by a money manager to be in the Fund's portfolio may not perform as the Fund's money managers expect. Security or instrument selection risk may cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market. There are two types of methods to select securities, fundamental analysis and quantitative analysis. For more information about these methods, see Fundamental Investing and Quantitative Investing and Models risks in this Prospectus.
Fundamental Investing
A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection made on the basis of a fundamental investment approach is subject to significant losses when the actual market prices of securities are materially different than the prices predicted by the forecast resulting from the fundamental analysis. Fundamental analysis is inherently subject to the risk of not having identified all the relevant factors. In addition, the macro-economic factors considered by a money manager may be difficult to evaluate or implement. Fundamental investing is also inherently subject to the unpredictable duration of periods during which market prices and actual value as determined by such analysis will change. Security or instrument selection using a fundamental investment approach may cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
Quantitative Investing and Models
Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts. This could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund's exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest as a result of the factors used in the analysis, the weight placed on each factor, and changes in underlying market conditions. As market dynamics shift over time, a previously successful input or model may become outdated and result in losses. Inputs or models may be flawed or not work as anticipated and cause the Fund to underperform other funds with similar objectives and strategies. Certain inputs and models may utilize third-party data and models that a money manager believes to be reliable. However, the money managers do not guarantee the accuracy of third-party data or models.
Alternative Investment Strategies Risk
The Fund may use alternative investment strategies that involve investment techniques and risks different from those of more traditional mutual funds. These strategies may involve, among other things, complex combinations of systematic trend signals, managed futures strategies, multi-asset trading, derivatives-based exposures, variance or corridor structures, long and short volatility exposures, relative value and dispersion trades, carry mitigation techniques, dynamic position adjustments and tail risk hedging. These strategies may be more difficult to implement successfully than traditional long-only strategies and may perform differently than expected in rising, falling, range-bound, volatile or illiquid markets. Strategy complexity may increase the risk of implementation errors, unintended exposures, ineffective hedging, inaccurate risk measurement, liquidity constraints, higher transaction costs and operational failures. The Fund’s performance may be driven by multiple interacting factors, and losses may occur for reasons that are difficult to identify or anticipate. There can be no assurance that the Fund’s alternative investment strategies will achieve their intended results, reduce volatility, provide diversification, offset losses from other investments or generate positive returns.
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The Fund may allocate assets among strategies because they are expected to behave differently across market environments. Correlations among strategies, markets and instruments are not stable and may change quickly, particularly during periods of market stress, deleveraging, rapid reversals or reduced liquidity. Strategies expected to diversify one another may experience losses at the same time, and positions intended to offset or hedge one another may fail to do so. The Fund may emphasize strategies that underperform, reduce exposure to strategies that later perform well, or reallocate at unfavorable times.
Hedge Ineffectiveness Risk
The Fund may use hedges or offsetting positions intended to reduce risk or improve the risk profile of a strategy. These positions may not perform as expected. A hedge may be too small, too large, mistimed or based on an exposure that does not correlate closely with the risk being hedged. Market relationships that supported a hedge may change, particularly during periods of stress. A hedge may also create new risks, increase costs, reduce gains from favorable market movements or cause losses if the hedged exposure and the hedge move in unexpected ways. There can be no assurance that any hedge or offsetting position will protect the Fund from loss.
Long and Short Positions Risk
The Fund may take both long and short positions across futures, currencies, commodities, interest rates, equity indices, volatility instruments, cash equities and bonds, and related markets. Long positions may decline in value, and short positions may increase in value, each of which may cause losses. Because the price of an instrument may rise without limit, losses on certain short positions may be substantial or, in some cases, theoretically unlimited. A long/short strategy may lose money if the long positions underperform the short positions, if both sides of a trade move adversely, or if the relationship between long and short positions changes unexpectedly. Long and short positions may also increase portfolio turnover, transaction costs, margin requirements and the complexity of the Fund’s risk profile.
Multi-Asset Tactical Trading Risk
The Fund’s tactical trading strategy may involve positions across equities, interest rates, commodities, currencies, futures and other markets. These markets may respond differently to economic, political, monetary, liquidity or other market developments, and a money manager may incorrectly assess the direction, timing or magnitude of market movements. Losses may occur across multiple asset classes at the same time, particularly during periods of market stress or when historical market relationships break down.
Trend-Following Strategies Risk
Trend-following strategies seek to identify and profit from sustained upward or downward price movements, but such trends may not develop, may be short-lived or may reverse suddenly. These strategies may perform poorly in range-bound, choppy, low-volatility or whipsaw markets. A whipsaw occurs when prices move in one direction long enough to trigger a trading signal and then quickly reverse, causing the strategy to enter or exit positions at unfavorable times. False or delayed signals may cause the Fund to enter or exit positions at unfavorable times, including after trends have matured or reversed. Repeated entry and exit decisions may produce losses, increase transaction costs and reduce the effectiveness of the Fund’s trend-following strategy. Trend-following strategies may also experience losses across multiple markets at the same time if trends reverse, correlations change or market conditions become unfavorable to momentum-based trading.
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Managed Futures Strategies Risk
The Fund’s trend-following strategy may be implemented through managed futures trading across global futures, forwards and related derivatives markets. Managed futures strategies may be affected by margin requirements, contract rolling, exchange rules, market access, liquidity, position limits, trading halts, execution quality and the availability of suitable contracts. These strategies may perform poorly during periods when futures markets are trendless, volatile in a non-directional manner, subject to rapid reversals or affected by government, central bank or regulatory intervention. Managed futures exposure may also create substantial variation in the Fund’s returns over short periods.
Convexity and Tail Risk Hedging Strategies Risk
The Fund may use downside hedges, long gamma positions, options structures or other convexity-oriented positions intended to increase the Fund’s responsiveness to severe market selloffs, sharp volatility spikes or other extreme events.
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These positions may not perform as expected. Tail hedges may expire worthless, decline in value, be monetized too early or too late, or fail to offset losses in other parts of the Fund. The Fund may experience losses if the market stress event differs from the scenario for which the hedge was designed, if the wrong instrument or maturity is used, or if liquidity is unavailable when the Fund seeks to adjust or exit the position.
Volatility Strategies Risk
The Fund may use strategies that seek to generate returns from changes in realized or implied volatility, volatility relationships, or other volatility-related market characteristics. These strategies may be difficult to implement successfully and may perform poorly when volatility behaves differently than expected. The Fund may lose money when realized volatility differs from implied volatility, when volatility risk premiums change, when correlations shift, when liquidity declines or when market prices move sharply without producing the expected volatility response. Volatility strategies may also be highly sensitive to changes in market prices, time to expiration, interest rates, dividends, liquidity, market positioning and market stress.
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Long Volatility and Negative Carry Risk
The Fund may maintain positions intended to benefit from increases in volatility or sharp market movements. These positions may involve ongoing costs, including option premiums, time decay, financing costs or other forms of negative carry. The Fund may incur losses during stable, rising, gradually trending or low-volatility markets, or when expected stress events do not occur. A volatility increase or market decline may not be sufficient in magnitude, may occur in a different market, or may occur at a time that does not offset prior costs or losses. Long-volatility positions may therefore reduce returns over extended periods.
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Short Volatility Exposure Risk
Certain strategies may involve explicit or embedded short volatility exposure. Such exposure may result in large or rapidly increasing losses when volatility rises, prices gap, correlations change or liquidity declines. Losses may occur quickly and may offset or exceed gains from other positions, including long-volatility exposures. Short volatility exposure may also reduce or eliminate the intended benefits of long-volatility positions if adverse market moves occur before the Fund can adjust or close the position.
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Volatility Relative Value, Dispersion and Correlation Risk
The Fund may seek to profit from perceived mispricing or changing relationships among volatility instruments, securities, indices or markets, including differences between implied and realized volatility, index volatility and the volatility of underlying securities (dispersion), or correlations among securities, sectors, asset classes or markets. These relationships may not behave as expected, may widen rather than converge, or may change rapidly during periods of market stress, reduced liquidity, market concentration or changing investor positioning. The Fund may lose money even if a money manager’s investment thesis is ultimately correct, particularly if convergence occurs later than expected or positions must be reduced or closed at unfavorable times. Index-level hedges or related positions may also fail to offset exposures in underlying securities or markets.
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Cross-Asset and Positioning Risk
The Fund may establish or adjust volatility exposures across asset classes, markets, maturities, strikes or instruments, and may adjust exposures based on volatility, liquidity, trends or model signals. The Fund may reduce exposure before favorable market movements, increase exposure before losses, or maintain exposure during periods of rising risk. Volatility-based position sizing may also cause the Fund to sell positions after volatility increases or add exposure after volatility declines, which may be disadvantageous if market conditions reverse. Cross-asset volatility relationships may change rapidly, and volatility may increase in markets where the Fund has limited exposure or fail to increase where the Fund is positioned.
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Volatility Instruments and Structural Risk
The Fund may use options, variance structures and other volatility instruments, including customized or complex structures. These instruments may be highly sensitive to changes in multiple factors, including the price and volatility of underlying assets, time to expiration, interest rates, dividends and correlations. Certain positions may be path-dependent, meaning that the timing and sequence of market movements affect returns. The Fund’s positions may also be negatively affected by changes in the volatility surface (i.e., the relationship
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between implied volatility levels across different strike prices, maturities and markets). Instruments may be less liquid than anticipated or subject to sudden repricing.
Carry Mitigation and Funding Strategy Risk
The Fund may use carry-generating, relative value or other funding trades intended to offset some of the cost of maintaining long-volatility exposure. These trades may not generate sufficient returns to offset negative carry and may create losses, particularly during periods of market stress, rising volatility or reduced liquidity. Carry mitigation and funding positions may also reduce the Fund’s intended convexity or defensive characteristics during stressed markets and may increase losses rather than offset the cost of maintaining long-volatility exposure.
Equity Securities Risk
The value of equity securities fluctuates in response to general market and economic conditions (market risk) and in response to the performance of individual companies (company risk). Therefore, the value of an investment in the Fund may decrease. The market as a whole can decline for many reasons, including adverse political or economic developments in the U.S. or abroad, changes in investor psychology, or heavy institutional selling. Also, certain unanticipated events, such as natural disasters, pandemics, epidemics, terrorist attacks, war, economic sanctions and other geopolitical events, can have a dramatic adverse effect on stock markets. Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can adversely affect the price of equity securities. U.S. and foreign stock markets, and equity securities of individual issuers, have experienced periods of substantial price volatility in the past and it is possible that they will do so again in the future. These developments and changes can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general.
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Common Stocks
The value of common stocks will rise and fall in response to the activities of the company that issued the stock, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s debt instruments will take precedence over the claims of owners of common stocks.
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Value Stocks
Investments in value stocks are subject to the risks of common stocks, as well as the risks that (i) their intrinsic values may never be realized by the market or (ii) such stock may turn out not to have been undervalued.
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Growth Stocks
Investments in growth stocks are subject to the risks of common stocks. Growth company stocks generally provide minimal dividends which could otherwise offset the impact of a market decline. The value of growth company stocks may rise and fall significantly based, in part, on investors’ perceptions of the company, rather than on fundamental analysis of the stocks.
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Defensive Stocks
Investments in defensive stocks are subject to the risks of common stocks. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks. Defensive stocks may also underperform the broad market in declining markets and over various market periods. The relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Defensive stocks may not consistently exhibit the defensive characteristics for which they were selected and may not have lower than average stock price volatility or provide less volatile returns than the broad equity market.
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Dynamic Stocks
Investments in dynamic stocks are subject to the risks of common stocks. In declining markets, dynamic stocks are likely to underperform growth, value and defensive stocks. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value. Generally, securities with higher price volatility are considered riskier investments than securities with lower price volatility. Dynamic companies may be subject to a heightened risk of bankruptcy. There is no guarantee that a company’s
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potential for stock price appreciation will be effectively assessed and it is possible that such judgments may prove incorrect. Dynamic investing tends to result in an overweight to medium capitalization stocks.
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Momentum Stocks
Momentum stocks are stocks of companies that exhibit positive price trends. Investments in momentum stocks are subject to the risks of common stocks.  Momentum stocks are likely to underperform the broad market in declining markets and over various market periods.  The relative performance of momentum stocks may fluctuate over time.
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Securities of Medium Capitalization Companies
Investments in securities of medium capitalization companies are subject to the risks of common stocks. However, investments in medium capitalization companies may involve greater risks than those associated with larger, more established companies. Securities of such issuers may be thinly traded, and thus, difficult to buy and sell in the market. These companies often have narrower markets, more limited operating or business history, more limited product lines, and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure and bankruptcy, which could increase the volatility of the Fund's portfolio.
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Securities of Small Capitalization Companies
Investments in securities of small capitalization companies are subject to the risks of common stocks, including the risks of investing in securities of medium capitalization companies. However, investments in small capitalization companies may involve greater risks, as, generally, the smaller the company size, the greater these risks.
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Preferred Stocks
Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price. Preferred stock does not usually have voting rights. The absence of voting rights may result in approval by the holders of the common stock of a corporate action to restructure a company for the benefit of the holders of the common stock to the detriment of the holders of the preferred stocks.
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Rights, Warrants and Convertible Securities
Rights and warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Rights are similar to warrants but rights typically have shorter durations and are offered to current stockholders of the issuer. Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a right or a warrant may be more volatile than the price of its underlying security, and a right or a warrant may offer greater potential for capital loss.
Convertible securities can be bonds, notes, debentures, preferred stocks or other securities which are convertible into common stock. Convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the market risk associated with common stocks. Unlike traditional convertible securities, contingent convertible securities generally provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the minimum amount of capital described in the security, the company's regulator makes a determination that the security should convert or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, the Fund could experience a reduced income rate, potentially to zero. Conversion would deepen the subordination of the Fund, hence worsening the Fund’s standing in the case of an issuer’s insolvency. In addition, some contingent convertible securities have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date.
Fixed Income Securities Risk
Fixed income securities generally are subject to the following risks: (i) Interest rate risk which is the risk that prices of fixed income securities generally rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of fixed income securities fall and when interest rates fall, prices of fixed income securities rise. Expectations of higher inflation generally cause interest rates to rise. The longer the duration of the security, the more sensitive the
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security is to this risk. A 1% increase in interest rates would be expected to reduce the value of a $100 note by approximately one dollar if it had a one-year duration. The effect of changing interest rates on financial markets, including negative interest rates, cannot be known with certainty but may expose fixed-income and related markets to heightened volatility and illiquidity. Very low or negative interest rates may magnify interest rate risks. To the extent the Fund holds an investment with a negative interest rate to maturity, the Fund would generate a negative return on that investment. If negative interest rates become more prevalent in the market and/or if negative interest rates persist for a sustained period of time, investors may seek to reallocate assets to higher-yielding assets which, among other potential consequences, could result in increases in the yield and decreases in the prices of fixed-income investments over time; (ii) Market risk which is the risk that the value of fixed income securities fluctuates in response to general market and economic conditions. Fixed income markets have experienced volatility, which may result in increased shareholder redemptions; (iii) Company risk which is the risk that the value of fixed income securities fluctuates in response to the performance of individual companies; (iv) Credit and default risk which is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk which are often reflected in credit ratings. Fixed income securities may be downgraded in credit rating or go into default. While all fixed income securities are subject to credit risk, lower-rated bonds and bonds with longer final maturities generally have higher credit risks and higher risk of default; and (v) Inflation risk which is the risk that the present value of a security will be less in the future if inflation decreases the value of money.
Specific types of fixed income securities are also subject to additional risks which are described below.
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Non-Investment Grade Debt Securities (“High-Yield” or “Junk Bonds”)
Although lower rated debt securities generally offer a higher yield than higher rated debt securities, they involve higher risks, higher volatility and higher risk of default than investment grade bonds. They are especially subject to:
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Adverse changes in general economic conditions and in the industries in which their issuers are engaged;
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Changes in the financial condition of their issuers;
●
Price fluctuations in response to changes in interest rates; and
●
Reduced liquidity compared to higher rated securities.
As a result, issuers of lower rated debt securities are more likely than other issuers to miss principal and interest payments or to default, which could result in a loss to the Fund. In the event of an issuer’s bankruptcy, the claims of other creditors may have priority over the claims of lower rated debt holders, leaving insufficient assets to repay the holders of lower rated debt securities.
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U.S. and Non-U.S. Corporate Debt Securities Risk
U.S. and non-U.S. corporate debt securities are subject to the same risks as other fixed income securities, including interest rate risk and market risk. U.S. and non-U.S. corporate debt securities are also affected by perceptions of the creditworthiness and business prospects of individual issuers. The underlying company may be unable to pay interest or repay principal upon maturity, which could adversely affect the security’s market value. In addition, due to less publicly available financial and other information, less stringent securities regulation, war, economic sanctions and other adverse governmental actions, investments in non-U.S. corporate debt securities may expose the Fund to greater risk than investments in U.S. corporate debt securities.
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Government Issued or Guaranteed Securities, U.S. Government Securities
Bonds guaranteed by a government are subject to the same risks as other fixed income securities, including inflation risk, price depreciation risk and default risk. No assurance can be given that the U.S. government will provide financial support to certain U.S. government agencies or instrumentalities since it is not obligated to do so by law. Accordingly, bonds issued by U.S. government agencies or instrumentalities may involve risk of loss of principal and interest.
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Distressed Securities
Distressed securities are securities of issuers that are experiencing significant financial or business difficulties. Investments in distressed securities may be considered speculative and may involve substantial risks not normally associated with investments in healthier companies, including the increased possibility that adverse
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business, financial or economic conditions will cause the issuer to default or initiate insolvency proceedings. Investments in distressed securities inherently have more credit risk than investments in non-distressed issuers, and the degree of risk associated with particular distressed securities may be difficult or impossible to determine. Distressed securities may also be illiquid, difficult to value and experience extreme price volatility. In the event that an issuer of distressed securities defaults or initiates insolvency proceedings, the Fund may lose all of its investment in the distressed security, or it may be required to accept cash or securities with a value less than the Fund's original investment.
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Money Market Securities (Including Commercial Paper)
Prices of money market securities rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of money market securities fall. Money market securities are also subject to reinvestment risk. As interest rates decline, a money market fund’s dividends (income) may decline because the fund must then invest in lower-yielding instruments. The Fund’s ability to redeem shares of a money market fund may be impacted by recent regulatory changes relating to money market funds which require the imposition of liquidity fees unless certain exceptions apply. There is also a risk that money market securities will be downgraded in credit rating or go into default. Lower-rated securities, and securities with longer final maturities, generally have higher credit risks.
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Variable and Floating Rate Securities
A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. The interest rate on floating rate securities is ordinarily tied to, and is a specified margin above or below, the prime rate of a specified bank or some similar objective standard, such as the yield on the 90–day U.S. Treasury Bill rate, and may change as often as daily. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if the interest rates increase. Inverse floating rate securities, which are securities whose interest rate bears an inverse relationship to the interest rate on another security, may also exhibit greater price volatility than a fixed rate obligation with similar credit quality.
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Repurchase Agreements
Repurchase agreements may be considered a form of borrowing for some purposes and their use involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities that are collateral for a loan by the Fund are not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.
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Reverse Repurchase Agreements
A reverse repurchase agreement is a transaction whereby the Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security’s market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Reverse repurchase agreements are generally subject to a number of risks such as leverage risk, liquidity risk, operational risk and legal risk (i.e., the risk of insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a contract). Reverse repurchase agreements are also subject to the risk that the other party may fail to return the security in a timely manner or at all. The Fund may lose money if the market value of the security transferred by the Fund declines below the repurchase price. Reverse repurchase agreements may be considered a form of borrowing for some purposes.
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Non-U.S. Securities
The Fund’s return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country. Non-U.S. markets, economies and political systems may be less stable than U.S. markets, and changes in exchange rates of foreign currencies can affect the value of the Fund's foreign assets. Non-U.S. laws and accounting standards in some cases may not be as comprehensive as they are in the U.S. and there may be less public information available about foreign companies. Non-U.S. securities markets may be less liquid and have fewer transactions than U.S. securities markets and taxes and transaction costs may be higher. Additionally, international markets may experience delays and disruptions in securities custody and settlement procedures for the Fund's portfolio securities. Investments in foreign countries could be affected by potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the U.S. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and experience other adverse consequences. In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks it does not have in the United States. In addition, in certain markets the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
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Non-U.S. Equity Securities
Non-U.S. equity securities are subject to all of the risks of equity securities generally, but can involve additional risks relating to political, economic or regulatory conditions in foreign countries. Less information may be available about foreign companies than about domestic companies, and foreign companies generally may not be subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.
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Non-U.S. Fixed Income Securities
The Fund’s non-U.S. fixed income securities are typically obligations of sovereign governments and corporations. They may also be issued by non-U.S. government agencies or instrumentalities. No assurance can be given that a non-U.S. government will provide financial support to government agencies or instrumentalities and therefore bonds issued by non-U.S. government agencies or instrumentalities may involve risk of loss of principal and interest. As with any fixed income securities, non-U.S. fixed income securities are subject to the risk of being downgraded in credit rating and to the risk of default. To the extent that the Fund invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with these foreign investments.
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Emerging Markets Securities
Investing in emerging markets securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible difficulties in the repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures for the Fund's portfolio securities. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. Emerging market countries may also be more
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likely to experience the imposition of economic sanctions by foreign governments. For more information about sanctions, see the Global Financial Markets Risk in this Prospectus.
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Investments in Frontier Markets
Investments in frontier markets are generally subject to all of the risks of investments in non-U.S. and emerging markets securities, but to a heightened degree. Because frontier markets are among the smallest, least developed, least liquid, and most volatile of the emerging markets, investments in frontier markets are generally subject to a greater risk of loss than investments in developed or traditional emerging markets. Many frontier market countries operate with relatively new and unsettled securities laws and are heavily dependent on commodities, foreign trade and/or foreign aid. Compared to developed and traditional emerging market countries, frontier market countries typically have less political and economic stability, face greater risk of a market shutdown, and impose greater governmental restrictions on foreign investments.
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Emerging Markets Debt
The Fund’s emerging markets debt securities may include obligations of governments and corporations. As with any fixed income securities, emerging markets debt securities are subject to the risk of being downgraded in credit rating and to the risk of default. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. With respect to debt issued by emerging market governments, such issuers may be unwilling to pay interest and repay principal when due, either due to an inability to pay or submission to political pressure not to pay, and as a result may default, declare temporary suspensions of interest payments or require that the conditions for payment be renegotiated.
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Yankee Bonds and Yankee CDs
Non-U.S. corporations and banks issuing dollar denominated instruments in the U.S. (Yankee Bonds or Yankee CDs) are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This complicates efforts to analyze these securities and may increase the possibility that a non-U.S. corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.
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Currency Risk
Foreign (non-U.S.) securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time due to market events, actions of governments or their central banks or political developments in the U.S. or abroad. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund. Securities held by the Fund which are denominated in U.S. dollars are still subject to currency risk.
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Synthetic Foreign Equity/Fixed Income Securities (also referred to as International Warrants, Local Access Products, Participation Notes or Low Exercise Price Warrants)
Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to liquidity risk, currency risk and the risks associated with investments in non-U.S. securities. In the case of any exercise of these instruments, there may be a time delay between the time a holder gives instructions to exercise and the time the price of the security or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise and/or settlement date may be affected by certain market disruption events which could cause the local access products to become worthless if the events continue for a period of time.
Derivatives (Futures Contracts, Options, Forwards and Swaps)
Derivatives and other similar instruments are financial contracts whose value depends on, or is derived from, the value of an underlying instrument. Various derivative instruments are described in more detail under “Other Financial Instruments Including Derivatives” in the Statement of Additional Information. Derivatives may be used as a substitute for
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taking a position in the underlying instrument and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. Derivatives may also be used for leverage, to facilitate the implementation of an investment strategy or to take a net short position with respect to certain issuers, sectors or markets. The Fund may also use derivatives to seek to manage portfolio risk.
Investments in a derivative instrument could lose more than the initial amount invested, and certain derivatives have the potential for unlimited loss. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices, and thus the Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities. The Fund’s or the Subsidiary’s use of derivatives may cause the Fund’s or Subsidiary’s investment returns to be impacted by the performance of securities the Fund or the Subsidiary does not own and result in the Fund’s or the Subsidiary’s total investment exposure exceeding the value of its portfolio. Investments in derivatives can cause the Fund's performance to be more volatile. Leverage tends to exaggerate the effect of any increase or decrease in the value of a security, which exposes the Fund to a heightened risk of loss.
The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in conventional securities, physical commodities or other investments. Derivatives are generally subject to a number of risks such as leverage risk, liquidity risk, market risk, credit risk, default risk, counterparty risk, management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.
Participation in the options or futures markets, as well as the use of various swap instruments and forward contracts, involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Fund's predictions of the direction of movements of the prices of the underlying instruments are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts, options on futures contracts, forwards and swaps include: (i) dependence on the ability to predict correctly the direction of movements of the prices of the underlying instruments; (ii) imperfect correlation between the price of the derivative instrument and the underlying instrument and the risk of mispricing or improper valuation; (iii) the fact that skills needed to use these strategies are different from those needed for traditional portfolio management; (iv) the absence of a liquid secondary market for any particular instrument at any time, which risk is heightened for highly customized derivatives, including swaps; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; (vi) for over-the-counter (“OTC”) derivative products and structured notes, additional credit risk, the risk of counterparty default and the risk of failing to correctly evaluate the creditworthiness of the company on which the derivative is based; (vii) the possible inability of the Fund to purchase or sell a portfolio holding at a time that otherwise would be favorable for it to do so, or the possible need to sell the holding at a disadvantageous time, due to the requirement that the Fund post certain types of securities or cash as margin or collateral in connection with use of certain derivatives; and (viii) for options, the change in volatility of the underlying instrument due to general market and economic conditions or other factors, which may negatively affect the value of such option.
There is no assurance that a liquid secondary market will exist for certain derivatives in which the Fund may invest. Participation in the option or futures markets, as well as the use of various forward contracts, involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. In many cases, a relatively small price movement in a futures or option contract may result in immediate and substantial loss or gain to the holder relative to the size of a required margin deposit or premium received. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in an option, forward, swap or futures contract.
Although the Fund will not borrow money in order to increase its trading activities, leveraged swap transactions may experience substantial gains or losses in value as a result of relatively small changes in the value or level of an underlying or related market factor. A swap transaction may be modified or terminated only by mutual consent of the original parties, subject to agreement on individually negotiated terms. Therefore, it may not be possible for the Fund to modify, terminate or offset the Fund’s obligations or the Fund's exposure to the risks associated with a transaction prior to its scheduled termination date.
Certain derivatives, including swaps, may be subject to fees and expenses, and by investing in such derivatives indirectly through the Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Fund.
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If a put or call option purchased by the Fund is not sold when it has remaining value, and if, on the option expiration date, the market price of the underlying security or index, in the case of a purchased put, remains equal to or greater than the exercise price or, in the case of a purchased call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. When the Fund sells (i.e., writes) an option on a security or index, movements in the price of the underlying security or value of the index may result in a loss to the Fund, which may be unlimited for uncovered call positions.
The Fund may be unable to close out its derivatives positions when desired.
Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, RIM or the money manager may wish to retain the Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unable or unwilling to enter into the new contract and no other appropriate counterparty can be found. There is no assurance that the Fund will engage in derivatives transactions at any time or from time to time. The ability to use derivatives may also be limited by certain regulatory and tax considerations.
The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person may hold or control in a particular futures contract, option on futures contract, and in some cases, OTC transaction that is economically equivalent to certain futures or options contracts on physical commodities. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange or the CFTC may order the liquidation of positions found to be in violation of these limits and may impose sanctions or restrictions.
The SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies requires funds to trade derivatives and other transactions that create future payment or delivery obligations subject to a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements.
Currency Trading Risk
The Fund may engage in foreign currency transactions to hedge against uncertainty in the level of future exchange rates and/or to effect investment transactions to generate returns consistent with the Fund's investment objectives and strategies (i.e., speculative currency trading strategies). Foreign currency exchange transactions will be conducted on either a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts to purchase or sell currency at a future date. The Fund may also enter into options on foreign currencies. Currency spot, forward and option prices are highly volatile, and may be illiquid. Such prices are influenced by, among other things: (i) changing supply and demand relationships; (ii) government trade, fiscal, monetary and exchange control programs and policies; (iii) national and international political and economic events; and (iv) changes in interest rates. From time to time, governments intervene directly in these markets with the specific intention of influencing such prices. Currency trading may also involve economic leverage (i.e., the Fund may have the right to a return on its investment that exceeds the return that the Fund would expect to receive based on the amount contributed to the investment), which can increase the gain or the loss associated with changes in the value of the underlying instrument. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold and also can be subject to other risks described under “Derivatives” above. Due to the tax treatment of gains and losses on certain currency forward and options contracts, the use of such instruments may cause fluctuations in the Fund's income distributions, including the inability of the Fund to distribute investment income for any given period. Many foreign currency forward contracts will eventually be exchange-traded and cleared. Although these changes are expected to decrease the credit risk associated with bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free.
Counterparty Risk
Counterparty risk is the risk that the other party(s) in an agreement or a participant to a transaction, such as a broker or swap counterparty, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the delivery conditions of the contract or transaction and the related risk of having concentrated exposure to a counterparty.
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Counterparty risk is inherent in many transactions, including, but not limited to, transactions involving over-the-counter derivatives, repurchase agreements, securities lending, short sales, credit and liquidity enhancements and equity or commodity-linked notes.
Commodity Risk
Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or sectors affecting a particular industry or commodity (such as drought, floods, weather, livestock disease, embargoes or tariffs) and international economic, political and regulatory developments. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value), and there can be no assurance that the Fund’s use of leverage will be successful. Different sectors of commodities, including precious metals, base metals, energy and agricultural commodities, may have very different risk characteristics and different levels of volatility. Even within a given sector of a commodity (e.g., energy commodities), there can be significant differences in volatility and correlation between different commodity contracts (e.g., crude oil vs. natural gas), and similarly there can be significant differences in volatility and correlation between contracts expiring at different dates. In addition, the purchase of derivative instruments linked to one type of commodity and the sale of another (i.e., “basis spreads” or “product spreads”), or the purchase of contracts expiring at one date and the sale of contracts expiring at another (i.e., “calendar spreads”) may expose the Fund to additional risk, which could cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
Subsidiary Risk
By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, although the investment program followed by the Fund and the Subsidiary are not identical. The derivatives and other investments that will be held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and will be subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, although the Subsidiary will be maintained in accordance with the custody requirements of Section 17(f) of the 1940 Act. The Subsidiary is subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the Subsidiary is not subject to all the investor protection of the 1940 Act. Furthermore, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Fund. The cost of investing in the Fund will be higher because the Fund bears the expenses of the Subsidiary.
Tax Risk
The Fund intends to gain exposure indirectly to commodities markets by investing in the Subsidiary, which may invest in commodity index-linked swaps and other commodity-linked derivative instruments and securities. For the Fund to qualify as a regulated investment company under the Code, the Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. There is a risk that the Internal Revenue Service (“IRS”) could assert that the income derived from the Fund’s investment in the Subsidiary will not be considered qualifying income for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. In 2006, the IRS published a ruling that income realized from swaps with respect to a commodities index would not be qualifying income. In a number of private letter rulings issued from 2006 through 2011, the IRS ruled that the income of such a foreign subsidiary would be qualified income each year even if it is not actually distributed to the regulated investment company each year, but in 2011 the IRS suspended the issuance of such rulings. In addition, during 2006 through 2011, the IRS had also issued private letter rulings to regulated investment companies concluding that income derived from their investment in certain commodity-linked structured notes would constitute qualifying income to the fund. In 2011, the IRS indicated that the granting of these types of private letter rulings was suspended, pending further internal review of the subject. In 2016, the IRS announced that it would not issue any such rulings in the future, and it revoked the previously issued rulings. The U.S. Department of Treasury and the IRS issued final regulations that provide that amounts included in a regulated investment company’s gross income pursuant to the subpart F income rules (income earned from certain foreign corporate subsidiaries) are treated as dividends and therefore qualifying income only to the extent there is a current distribution out of the earnings and profits of the subsidiary that are attributable to
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such subpart F income inclusion. In addition, these regulations provide that subpart F income that is included in the Fund’s gross income by virtue of its investment in the Subsidiary is qualifying income to the extent derived with respect to the Fund’s business of investing stock, securities or currencies. The ability of the Fund to qualify for favorable regulated investment company status under the Code could be jeopardized if the Fund was unable to treat income from the Subsidiary as qualifying income. Furthermore, the tax treatment of commodity-linked derivatives and the Fund’s investment in the Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund, which legislation, Treasury Regulations, and/or guidance may have retroactive effect.
The Subsidiary is classified as a controlled foreign corporation for U.S. tax purposes. Typically, any gains/losses from trading in 1256 futures contracts, such as exchange-traded commodity futures contracts, are taxed 60% as long-term capital gains/losses and 40% short-term capital gains/losses. However, because the Subsidiary is a controlled foreign corporation, any income received by the Fund from the Subsidiary’s investments will be passed through to the Fund as ordinary income and reflected on shareholders’ tax Forms 1099 as such.
Securities of Other Investment Companies
If the Fund invests in other investment companies, including exchange-traded funds (“ETFs”), shareholders will bear not only their proportionate share of the Fund’s expenses (including operating expenses and the fees of the adviser), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the Fund but also to the portfolio investments of the underlying investment companies. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares can trade at either a premium or discount to net asset value. If an ETF held by the Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the ETF invests go up in value. In addition, ETFs are subject to other risks including: (i) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) ETF shares may be subject to trading halts or delisting; or (iv) a limited number of institutions may act as authorized participants to create or redeem block‑sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s ETF shares could also be substantially and adversely affected.
Depositary Receipts
Depositary receipts are securities traded on a local stock exchange that represent interests in securities issued by a foreign publicly-listed company. Depositary receipts have the same currency and economic risks as the underlying shares they represent. They are affected by the risks associated with the underlying non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. The value of depositary receipts will rise and fall in response to the activities of the company that issued the securities represented by the depositary receipts, general market conditions and/or economic conditions. Also, if there is a rise in demand for the underlying security and it becomes less available to the market, the price of the depositary receipt may rise, causing the Fund to pay a premium in order to obtain the desired depositary receipt. Conversely, changes in foreign market conditions or access to the underlying securities could result in a decline in the value of the depositary receipt. The Fund may invest in both sponsored and unsponsored depositary receipts, which are purchased through “sponsored” and “unsponsored” facilities, respectively. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without the participation of the issuer of the underlying security. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.
Illiquid Investments
An illiquid investment is one that is not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. The Fund may not be able to sell an illiquid or less liquid investment quickly and at a fair price, which could cause the Fund to realize losses on the investment if the investment is sold at a price lower than that at which it had been valued. An illiquid investment may also have large price volatility.
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Liquidity Risk
Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer or a security’s underlying collateral. In such cases, due to limitations on investments in illiquid investments and the difficulty in purchasing and selling such investments or instruments, the Fund may be unable to achieve its desired level of exposure to a certain sector. In addition, to the extent the Fund trades in illiquid or less liquid markets, it may be unable to dispose of or purchase investments at favorable prices in order to satisfy redemptions or subscriptions. Also, the market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund's investments, result in greater market or liquidity risk or cause difficulty valuing the Fund's portfolio instruments or achieving the Fund's objective. To the extent that the Fund's principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Additionally, fixed income securities can become difficult to sell, or less liquid, for a variety of reasons, such as a lack of a liquid trading market.
High Portfolio Turnover Risk
The Fund may engage in active and frequent trading, which may result in higher portfolio turnover rates and higher transaction costs than that of a typical mutual fund and realization of short-term capital gains that will generally be taxable to shareholders as ordinary income. These effects of higher than normal portfolio turnover may adversely affect Fund performance. Higher portfolio turnover rates may also increase the Fund's operational risk.
Non-Diversification Risk
A non-diversified fund is subject to additional risk. To the extent the Fund invests a relatively high percentage of its assets in the securities of a single issuer or group of issuers, the Fund’s performance will be more vulnerable to changes in the market value of the single issuer or group of issuers, and more susceptible to risks associated with a single economic, political or regulatory occurrence, than it would be if the Fund were a diversified fund.
New Fund Risk
The Fund is a new fund which may result in additional risk. There can be no assurance that a new Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investment in the Fund at an inopportune time. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.
Impact of Large Redemptions (Including Possible Fund Liquidation)
Large redemption activity could result in the Fund being forced to sell portfolio securities at a loss or before the money managers would otherwise decide to do so. Periods of market illiquidity may exacerbate this risk. To the extent the Fund is invested in a money market fund, regulations applicable to money market funds subject the Fund’s redemption from such money market fund to liquidity fees unless certain exceptions apply. Large redemptions in the Fund may also result in increased expense ratios (including as a result of the Fund’s expenses being allocated over a smaller asset base), higher and/or accelerated levels of realized capital gains or losses with respect to the Fund's portfolio securities which may cause non-redeeming shareholders in the Fund to receive larger capital gain distributions than they otherwise would have received during or with respect to the year in which such large redemptions occur, higher Fund cash levels in anticipation of the redemptions (which may persist for an extended period of time), higher brokerage commissions and other transaction costs. Large redemptions can also affect the liquidity of the Fund’s portfolio because the Fund may be unable to sell illiquid investments at its desired time or price or the price at which the securities have been valued for purposes of the Fund’s net asset value. As a result, the large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance.
The Fund may be used as an investment in asset allocation programs sponsored by certain Financial Intermediaries. Under these circumstances, the Fund may have a large percentage of its Shares owned through such asset allocation programs. Should such Financial Intermediary change investment strategies or investment allocations such that fewer assets are invested in the Fund or the Fund is no longer used as an investment, the Fund could experience large
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redemptions of its Shares up to, and including, the entire investment held by the asset allocation program(s). Large redemptions may result in the Fund no longer remaining at an economically viable size, in which case, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments in the Fund at an inopportune time.
Global Financial Markets Risk
Global financial markets are increasingly interconnected and political and economic conditions (including instability and volatility due to international trade disputes) and events (including natural disasters, pandemics, epidemics, social unrest and government shutdowns) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. As a result, issuers of securities held by the Fund may experience significant declines in the value of their assets and even cease operations. This could occur whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected. Such conditions and/or events may not have the same impact on all types of securities and may expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. This could cause the Fund to underperform other types of investments.
The severity or duration of such conditions and/or events may be affected by policy changes made by governments or quasi-governmental organizations. During the recent global financial crisis, instability in the financial markets led governments across the globe to take a number of unprecedented actions designed to support the financial markets. More recently, instability in financial markets caused governments across the globe to again take certain actions designed to support financial markets as well as financial and other institutions in light of extreme financial market volatility. There is no guarantee that these actions will have their intended effect on financial markets. Future government regulation and/or intervention could also change the way in which the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund's ability to achieve its investment objective. In addition, governments or their agencies may acquire distressed assets from financial institutions and acquire ownership interests in those institutions, which may affect the Fund's investments in ways that are unforeseeable.
Furthermore, a country’s economic conditions, political events, military action and/or other conditions may lead to foreign government intervention and the imposition of economic sanctions. Such sanctions may include (i) the prohibition, limitation or restriction of investment, the movement of currency, securities or other assets; (ii) the imposition of exchange controls or confiscations; and (iii) barriers to registration, settlement or custody. Sanctions may impact the ability of the Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, foreign securities or currency, which may negatively impact the value and/or liquidity of such investments.
In certain countries, including the U.S., total public debt as a percentage of gross domestic product has grown rapidly since the beginning of the global financial crisis. High levels of national debt may raise concerns that a government will be unable to pay investors at maturity, may cause declines in currency valuations or prevent such government from implementing effective fiscal policy. Rating services have, in the past, lowered their long-term sovereign credit rating on the U.S. Because the Fund invests in securities supported by the full faith and credit of the U.S. government, the market prices and yields of such securities may be adversely affected by any actual or potential downgrade in the rating of U.S. long-term sovereign debt.
From time to time, outbreaks of infectious illness, public health emergencies and other similar issues (“public health events”) may occur in one or more countries around the globe. Such public health events have had significant impacts on both the country in which the event is first identified as well as other countries in the global economy. Public health events have reduced consumer demand and economic output in one or more countries subject to the public health event, resulted in restrictions on trading and market closures (including for extended periods of time), increased substantially the volatility of financial markets, and, more generally, have had a significant negative impact on the economy of the country or countries subject to the public health event. Public health events have also adversely affected the global economy, global supply chains and the securities in which the Fund invests across a number of industries, sectors and asset classes. The extent of the impact depends on, among other factors, the scale and duration of any such public health event. Public health events have resulted in the governments of affected countries taking potentially significant measures to seek to mitigate the transmission of the infectious illness or other public health issue including, among other measures, imposing travel restrictions and/or quarantines and limiting the operations of non-essential businesses. Any of these events could adversely affect the Fund's investments and performance, including by exacerbating other pre-existing political, social and economic risks. Governmental authorities and other entities may respond to such events with fiscal and/or monetary
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policy changes. It is not guaranteed that these policy changes will have their intended effect and it is possible that the implementation of or subsequent reversal of such policy changes could increase volatility in financial markets, which could adversely affect the Fund's investments and performance.
RIM will monitor developments in financial markets and seek to manage the Fund in a manner consistent with achieving the Fund's investment objective, but there can be no assurance that it will be successful in doing so. In addition, RIC has established procedures to value instruments for which market prices may not be readily available.
Cyber Security and Other Operational Risks
An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers. Other disruptive events may include, but are not limited to, natural disasters, public health events, labor shortages, supply chain interruptions and overall economic and financial market instability that adversely affect the Fund’s ability to conduct business by, among other things, inhibiting the ability of employees of affiliates of the Fund or third-party service providers from performing their responsibilities. While the Fund seeks to minimize such events through controls and oversight, there may still be events or failures that could cause losses to the Fund. In addition, as the use of technology increases, the Fund may be more susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information or operational capacity or suffer data corruption. As a result, the Fund may incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. Cyber security breaches of the Fund's third-party service providers or issuers in which the Fund invests may also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund and the Fund's third-party service providers may also maintain sensitive information (including relating to personally identifiable information of investors) and a cyber security breach may cause such information to be lost, improperly accessed, used or disclosed. Geopolitical tensions may, from time to time, increase the scale and sophistication of cyber incidents and other disruptions. Technological developments such as the use of cloud-based service providers and/or services and the integration of artificial intelligence in systems and operations create new risks that are difficult to assess.
The Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security breaches and disruptive events. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, primarily because unknown threats and events may emerge in the future. There is no guarantee that such business continuity plans will be effective in reducing the risks associated with disruptive events or prevent cyber security breaches, especially because the Fund does not directly control the systems or operations of issuers in which the Fund may invest, trading counterparties or third-party service providers. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
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PORTFOLIO HOLDINGS
A description of the Fund's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information.
DIVIDENDS AND DISTRIBUTIONS
The Fund distributes substantially all of its net investment income and net capital gains to shareholders each year.
Income Dividends
The amount and frequency of distributions are not guaranteed; all distributions are at the Board’s discretion. Currently, the Board intends to declare dividends from net investment income annually, payable in mid-December.
An additional distribution of net investment income may be declared and paid by the Fund if required to avoid the imposition of a federal tax on the Fund.
Capital Gains Distributions
The Board will declare capital gains distributions (both short-term and long-term) once a year in mid-December to reflect any net short-term and net long-term capital gains, if any, realized by the Fund in the prior fiscal year. An additional distribution may be declared and paid by the Fund if required to avoid the imposition of a federal tax on the Fund. Distributions that are declared in October, November or December to shareholders of record in such months, and paid in January of the following year, will be treated for tax purposes as if received on December 31 of the year in which they were declared.
Buying a Dividend
If you purchase Shares before a distribution, you will pay the full price for the Shares and receive a portion of the purchase price back as a taxable distribution. This is called “buying a dividend.” Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the net asset value of the Fund, regardless of whether you reinvested the dividends. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares). Check the Fund’s distribution dates before you invest.
Automatic Reinvestment
Your dividends and other distributions will be automatically reinvested at the closing net asset value on the record date, in additional Fund Shares, unless you elect to have the dividends or distributions paid in cash or invested in another Russell Investment Company fund (“RIC Fund”). You may change your election by delivering written notice no later than ten days prior to the record date to your Financial Intermediary.
additional information about TAXES
Unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account, distributions from the Fund are generally taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Shares or receive them in cash. Any long-term capital gains distributed by the Fund are taxable to you as long-term capital gains no matter how long you have owned your Shares. Early each year, you will receive a statement that shows the tax status of distributions you received for the previous year.
Foreign exchange gain or loss arising from the Fund’s foreign-currency-denominated investments may increase or reduce the amount of ordinary income distributions made to investors.
If you are an individual investor, a portion of the dividends you receive from the Fund may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable
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to interest, capital gains, real estate investment trust (“REIT”) distributions and, in some cases, distributions from non-U.S. corporations. There can be no assurance that any portion of the dividends you receive from the Fund will qualify as qualified dividend income.
When you sell or exchange Shares, you may have capital gains or losses. Any losses you incur if you sell or exchange Shares that you have held for six months or less will be treated as long-term capital losses, but only to the extent that the Fund has paid you long-term capital gains dividends with respect to those Shares during that period. The tax rate on any gains from the sale or exchange of your Shares depends on how long you have held your Shares.
No Fund makes any representation as to the amount or variability of its capital gains distributions which may vary as a function of several factors including, but not limited to, gains and losses related to the sale of securities, money manager changes, investment strategy changes, prevailing dividend yield levels, general market conditions and shareholders’ redemption patterns.
Fund distributions and gains from the sale or exchange of your Shares will generally be subject to federal and state and local income taxes. Non-U.S. investors may be subject to U.S. withholding and estate taxes. A portion of Fund distributions received by a non-U.S. investor may be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains earned by the Fund if properly reported by the Fund. The Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required. You should consult your tax professional about federal, state, local or foreign tax consequences of holding Shares.
When the Fund invests in securities of certain foreign issuers, the Fund may have taxes withheld on the income received from these securities. If more than 50% of the total fair market value of the Fund’s assets at the close of its taxable year is made up of foreign securities, the Fund may elect to pass through such taxes to shareholders who may then (subject to limitations) claim a foreign tax credit or deduction.
The Fund’s investments in certain debt instruments could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions). The Fund's transactions in foreign currencies, foreign-currency-denominated debt obligations, derivatives, short sales, or similar or related transactions could affect the amount, timing and character of distributions from the Fund, and could increase the amount and accelerate the timing of payment of taxes payable by shareholders.
If you are a corporate investor, a portion of the dividends from net investment income paid by the Fund will generally qualify, in part, for the corporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction. There can be no assurance that any portion of the dividends paid by the Fund will qualify for the corporate dividends-received deduction.  You should consult your tax professional with respect to the applicability of these rules.
By law, the Fund must withhold the legally required amount of your distributions and proceeds if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs the Fund to do so.
The tax discussion set forth above is included for general information only. You should consult your own tax adviser concerning the federal, state, local or foreign tax consequences of an investment in the Fund.
Additional information on these and other tax matters relating to the Fund and its shareholders is included in the section entitled “Taxes” in the Fund's Statement of Additional Information.
Cost Basis Reporting
If you acquire and hold shares directly with the Fund and not through a Financial Intermediary, RIFUS will use a default average cost basis methodology for tracking and reporting your cost basis, unless you request, in writing, another cost basis reporting methodology.
If you acquire and hold shares through a Financial Intermediary, please contact your Financial Intermediary for information related to cost basis defaults, cost basis selection, and cost basis reporting.
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You should consult your own tax advisor(s) when selecting your cost basis tracking and relief methodology.
HOW NET ASSET VALUE IS DETERMINED
Net Asset Value Per Share
The net asset value per share is calculated for Shares of each Class of the Fund on each business day on which Shares are offered or redemption orders are tendered. For the Fund, a business day is one on which the New York Stock Exchange (“NYSE”) is open for regular trading. The Fund will normally determine net asset value as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time). If the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day of the Fund and calculate the Fund’s net asset value as of the normally-scheduled close of regular trading on the NYSE for that day, so long as the Fund's management believes there remains an adequate market to meet purchase and redemption orders for that day. Market volatility regulations provide for circuit breakers which represent the thresholds at which trading is halted market-wide for single-day declines in the S&P 500® Index. Circuit breakers halt trading on the nation's stock markets during dramatic drops and are set at 7%, 13% and 20% of the closing price for the previous day. For a Level 3 halt (20% decline), trading will halt for the remainder of the trading day and the Fund will determine net asset value as of the early close of trading on the NYSE.
The Fund reserves the right to close, and therefore not calculate the Fund’s net asset value for that day, if the primary trading markets of the Fund’s portfolio instruments are closed (such as holidays on which such markets are closed) and the Fund’s management believes that there is not an adequate market to meet purchase or redemption requests on such day.
The price of Fund Shares is based on the Fund’s net asset value and is computed by dividing the current value of the Fund’s assets (less liabilities) by the number of Shares of the Fund outstanding and rounding to the nearest cent. Share value for purchase, redemption or exchange will be based on the net asset value next calculated after your order is received in good form (i.e., when all required documents and your check or wired funds are received) by the Fund or a Fund agent.  Investments in other open-end management investment companies registered under the 1940 Act (if any), are valued based upon the net asset value of those open-end management investment companies.  The prospectuses for these companies explain the circumstances under which fair value pricing will be used and the effects of using fair value pricing.  Investments in ETFs will generally be valued at the last sale price or official closing price on the exchange on which they are principally traded. See “Additional Information About How to Purchase Shares,” “Additional Information About How to Redeem Shares” and “Exchange and Conversion Privilege” for more information. Information regarding the Fund’s current net asset value per Share is available at https://russellinvestments.com.
Valuation of Portfolio Securities
The Fund values portfolio instruments according to securities valuation procedures, which include market value procedures, fair value procedures, other key valuation procedures and a description of the pricing sources and services used by the Fund. With respect to the Fund's investments that do not have readily available market quotations, the Board has designated RIM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. However, the Board retains oversight over the valuation process.
Ordinarily, the Fund values each portfolio instrument based on prices provided by pricing sources and services or brokers (when permitted by the market value procedures). Equity securities (including exchange-traded funds) are generally valued at the last quoted sale price or the official closing price as of the close of the exchange’s or other market’s regular trading hours on the day the valuation is made. Listed options are valued on the basis of the closing mean price and exchange listed futures contracts are valued on the basis of settlement price. Swaps may be valued at the closing price, clean market price or clean exchange funded price provided by a pricing service or broker or based on the valuation of the underlying security depending on the type of swap being valued. Listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued at the last quoted sale price as of the close of the exchange’s or other market’s regular trading hours on the day the valuation is made. Non-listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued using the price supplied by a pricing service or broker, which may be an evaluated bid (a form of fair value pricing).  Evaluated bids are derived from a matrix, formula or other objective method that takes into consideration actual trading activity and volume, market indexes, credit quality, maturity, yield curves or other specific adjustments. Fixed income
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securities that have 60 days or less remaining until maturity at the time of purchase are valued using the amortized cost method of valuation, unless it is determined that the amortized cost method would result in a price that would be deemed to be not reliable. Issuer-specific conditions (e.g., creditworthiness of the issuer and the likelihood of full repayment at maturity) and conditions in the relevant market (e.g., credit, liquidity and interest rate conditions) are among the factors considered in this determination. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price the Fund would receive if it sold the instrument.
If market quotations or pricing service prices are not readily available for an instrument or are considered not reliable because of market and/or issuer-specific information, the instrument will be valued at fair value, as determined in accordance with the fair value procedures. The fair value procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that RIM believes reflects fair value. The use of fair value pricing by the Fund may cause the net asset value of its Shares to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund Shares and the daily movement of the benchmark index if the index is valued using another pricing method.
This policy is intended to assure that the Fund's net asset values fairly reflect portfolio instrument values as of the time of pricing. Events or circumstances affecting the values of portfolio instruments that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund Shares is determined may be reflected in the calculation of the net asset values for each applicable Fund when the Fund deems that the particular event or circumstance would materially affect the Fund’s net asset value. Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities will use fair value pricing more often (typically daily) since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Examples of significant events that generally trigger fair value pricing of one or more securities are: any market movement of the U.S. securities market (defined in the fair value procedures as the movement of a single major U.S. index); a company development such as a material business development; a natural disaster, a public health emergency affecting one or more countries in the global economy (including an emergency which results in the closure of financial markets) or other emergency situation; or an armed conflict.
Because foreign securities can trade on non-business days, the net asset value of the Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem Fund Shares.
CHOOSING A CLASS OF SHARES TO BUY
The Fund offers more than one Class of Shares. Each Class of Shares has different sales charges and expenses, allowing you to choose the Class that best meets your needs. A Financial Intermediary may choose to offer a particular Class of Shares based on, among other factors, its assessment of the appropriateness of a Class’ attributes in light of its customer base. Your Financial Intermediary may not offer all of the Classes of Shares offered in this Prospectus and, therefore, you may not benefit from certain Fund policies, including those regarding sales charge waivers and reduction of sales charges through reinstatement, rights of accumulation, letters of intent and share class conversions. You may need to invest through another Financial Intermediary in order to take advantage of these Fund policies. Please contact your Financial Intermediary to determine which Classes of Shares your Financial Intermediary offers. For more information about the Financial Intermediaries that currently offer Shares of the Fund, please call 800-787-7354 for assistance in contacting an investment professional near you.
Comparing the Fund's Classes
Your Financial Intermediary can help you decide which Class of Shares meets your goals. Your Financial Intermediary may receive different compensation depending upon which Class of Shares you choose.
Each Class of Shares has its own sales charge and expense structure, which enables you to choose the Class of Shares (and pricing) that best meets your specific needs and circumstances. In making your decision regarding which Class of Shares may be best for you to invest in, please keep in mind that your Financial Intermediary may receive different compensation depending on the Class of Shares that you invest in and you may receive different services in connection with investments in different Classes of Shares. You should consult with your Financial Intermediary about the
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comparative pricing and features of each Class, the services available for shareholders in each Class, the compensation that will be received by the Financial Intermediary in connection with each Class, and other factors that may be relevant to your decision as to which Class of Shares to buy.
Share Class	Front-End Sales Charge	Deferred Sales Charge	Annual 12b-1 Fees	Annual Shareholder Service Fees
Class A	Up to 3.75%; reduced, waived or deferred for large purchases and certain investors	1.00% on redemptions of Class A Shares made within one year of a purchase on which no front-end sales charge was paid and your Financial Intermediary was paid a commission by the Fund’s Distributor	0.25% of average daily assets	None
Class S	None	None	None	None
FRONT-END SALES CHARGES
Class S Shares
Class S Shares of the Fund are sold without a front-end sales charge.
Class A Shares
Class A Shares are sold at the offering price, which is the net asset value plus a front-end sales charge. The Distributor receives the full applicable sales charge from which it pays the Financial Intermediary commission shown in the tables below.  With respect to Class A Shares, you pay a lower front-end sales charge as the size of your investment increases to certain levels. With respect to Class A Shares, you do not pay a front-end sales charge on the Fund's distributions of dividends or capital gains you reinvest in additional Class A Shares of the same Fund or another RIC Fund.
The tables below show the rate of front-end sales charge that you pay, depending on the amount of your investment or transaction. The tables below also show the amount of compensation that is paid to your Financial Intermediary out of the front-end sales charge. This compensation includes commissions to Financial Intermediaries that sell Class A Shares. Financial Intermediaries may also receive the distribution fee payable on Class A Shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A Shares serviced by them.
A sales charge may be reduced or eliminated for larger purchases of Class A Shares, as described below.
Front-End Sales Charges for Class A Shares	Front-end sales charge as a % of		Financial Intermediary commission as a % of offering price
Amount of Investment	Offering Price	Net amount Invested
Less than $50,000	3.75%	3.90%	3.00%
$50,000 but less than $100,000	3.50%	3.63%	2.75%
$100,000 but less than $250,000	2.50%	2.56%	2.00%
$250,000 but less than $500,000	2.00%	2.04%	1.60%
$500,000 but less than $1,000,000	1.50%	1.52%	1.20%
$1,000,000 or more	-0-	-0-	up to 1.00%
Investments of $1,000,000 or more (Class A Shares). With respect to Class A Shares, you do not pay a front-end sales charge when you buy $1,000,000 or more of Shares of the RIC Funds. However, if your Financial Intermediary was paid a commission by the Fund's Distributor on those Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%. Commissions are paid to Financial Intermediaries on Class A Share purchases of $1 million or more by a single shareholder which are not subject to a front-end sales charge, at the following rates: 1.00% on purchases of $1 million or more but less than $4 million, plus 0.50% on the next $6 million, plus 0.25% on purchases of $10 million or more. Commissions are paid based on cumulative purchases by a shareholder over time, not on purchases made during a calendar year.
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Reducing Your Front-End Sales Charge (Class A Shares). To receive a reduced front-end sales charge on purchases of Class A Shares as described below, you must notify your Financial Intermediary of your ability to qualify for a reduced front-end sales charge at the time your order for Class A Shares is placed. Your Financial Intermediary may require certain records, such as account statements, to verify that the purchase qualifies for a reduced front-end sales charge.  Additionally, you should retain any records necessary to substantiate historical costs of your Class A Share purchases because the Fund, RIFUS and your Financial Intermediary may not maintain this information.
Front-end Sales Charge Waivers (Class A Shares). Purchases of Class A Shares may be made at net asset value without a front-end or deferred sales charge in the following circumstances. There is no commission paid to Financial Intermediaries for Class A Shares purchased under the following circumstances:
1.
Sales to RIC trustees and employees of Russell Investments (including retired trustees and employees), to the immediate families (as defined below) of such persons, or to a pension, profit-sharing or other benefit plan for such persons
2.
Sales to current/retired registered representatives of a Financial Intermediary having sales agreements with the Fund's Distributor to sell Class A Shares of the Fund and sales to a current spouse or the equivalent thereof, child, step-child (with respect to current union only), parent, step-parent or parent-in-law of such registered representative or to a family trust in the name of such registered representative
3.
Accounts managed by a member of Russell Investments
Moving Between Accounts (Class A Shares). Under certain circumstances, if supported by your Financial Intermediary, you may transfer Class A Shares of the Fund from an account with one registration to an account with another registration within 90 days without incurring a front-end sales charge. For example, you may transfer Shares without paying a front-end sales load in the following cases:
●
From a non-retirement account to an IRA or other individual retirement account
●
From an IRA or other individual retirement account, such as a required minimum distribution, to a non-retirement account
In some cases, due to operational limitations or reporting requirements, your Financial Intermediary must redeem Shares from one account and purchase Shares in another account to achieve this type of transfer.
If you want to learn more about front-end sales charge waivers, contact your Financial Intermediary.
Aggregated Investments (Class A Shares). The following types of accounts may be combined to qualify for reduced front-end sales charge including purchases made pursuant to rights of accumulation or letter of intent as described below:
The following accounts owned by you and/or a member of your immediate family (as defined below):
a.
Accounts held individually or jointly
b.
Those established under the Uniform Gift to Minors Act or Uniform Transfer to Minors Act
c.
IRA accounts, certain single participant retirement plan accounts, and SEP IRA, SIMPLE IRA or similar accounts held in individual registration
d.
Solely controlled business accounts
e.
Trust accounts benefiting you or a member of your immediate family
For purposes of aggregated investments, your immediate family includes your spouse, or the equivalent thereof, and your children and step-children under the age of 21.
Purchases made in nominee or street name accounts may NOT be aggregated with those made for other accounts and may NOT be aggregated with other nominee or street name accounts unless otherwise qualified as described above.
You may only combine accounts held with your Financial Intermediary for purposes of aggregated investments.
Rights of Accumulation (“ROA”) (Class A Shares). Subject to the limitations described in the aggregation policy, you may combine current purchases of any RIC Fund with your existing holdings of all RIC Funds to determine your current front-end sales charge for Class A Shares. Subject to your Financial Intermediary’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested
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(including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). You must notify your Financial Intermediary at the time an order is placed for a purchase or purchases which would qualify for the reduced front-end sales charge due to existing investments or other purchases. The reduced front-end sales charge may not be applied if such notification is not furnished at the time of the order.
The value of all of your holdings in accounts established in calendar year 2007 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2007. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals.
For purchases to be aggregated for the purpose of qualifying for the ROA, they must be made on the same day through your Financial Intermediary. The right of accumulation is subject to modification or discontinuance at any time with respect to all Shares purchased thereafter. Additional information is available from your Financial Intermediary.
Letter of Intent (“LOI”) (Class A Shares). A non-binding LOI allows you to combine purchases of Shares of any RIC Funds you intend to make over a 13-month period with the market value of your current RIC Fund holdings to determine the applicable front-end sales charge. Any appreciation of your current RIC Fund holdings and any Shares issued from reinvestment of dividends or capital gains will not be considered purchases made during the 13-month period. A portion of your account (up to 5%) will be held in escrow to cover additional Class A front-end sales charges that may be due. If you purchase less than the amount specified in the LOI and the LOI period expires or a full-balance redemption is requested during the LOI period, Shares in your account will be automatically redeemed to pay additional front-end sales charges that may be due. Class A Shares of the Fund held in plan or omnibus accounts are not eligible for an LOI unless the plan or omnibus account can maintain the LOI on their record keeping system. If the shareholder dies within the 13-month period, no additional front-end sales charges are required to be paid.
Exchange Privilege (Class A Shares). Generally, exchanges between Class A Shares of the RIC Funds are not subject to a front-end sales charge. Exchanges may have the same tax consequences as ordinary sales and purchases. Please contact your Financial Intermediary and/or tax adviser for more detailed information.
Reinstatement Privilege (Class A Shares). You may reinvest proceeds from a redemption or distribution of Class A Shares into Class A Shares of any RIC Fund without paying a front-end sales charge if such reinvestment is made within 90 days after the redemption or distribution date and the proceeds are invested in any related account eligible to be aggregated for Rights of Accumulation purposes. Proceeds will be reinvested at the net asset value next determined after receipt of your purchase order in proper form. For purposes of this Reinstatement Privilege, automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing individual retirement plan contributions are not eligible for reinstatement without a sales charge. The privilege may not be exercised if proceeds are subject to a purchase restriction as described in the section entitled “Frequent Trading Policies and Limitations on Trading Activity” and certain other restrictions may apply. Contingent deferred sales charges will be credited to your account at current net asset value following notification to the Fund by your Financial Intermediary.
Information about sales charges and sales charge waivers is available free of charge, on the Fund's website at https://russellinvestments.com.
MORE ABOUT DEFERRED SALES CHARGES
You do not pay a front-end sales charge when you buy $1,000,000 or more of Class A Shares of the RIC Funds. However, if your Financial Intermediary was paid a commission by the Fund's Distributor on Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%. The deferred sales charge is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption. Shares not subject to a deferred sales charge (those issued upon reinvestment of dividends or capital gains) are redeemed first followed by the Shares you have held the longest. Exchanges between Class A Shares you own in one Fund for the same Class of any other Fund are not subject to a deferred sales charge; however, you will pay a deferred sales charge of 1.00% upon redemption if you redeem Class A Shares within one year of your original purchase.
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The deferred sales charge may be waived on:
●
shares sold within 12 months following the death or disability of a shareholder
●
redemptions of Class A Shares only, made in connection with the minimum required distribution from retirement plans or IRAs pursuant to the Internal Revenue Code
●
a systematic withdrawal plan for Class A Shares only, equaling no more than 1% of the account value per any monthly redemption
●
involuntary redemptions
●
redemptions of Class A Shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise
All waivers of deferred sales charges are subject to confirmation of your status or holdings.
The availability of deferred sales charge waivers may depend on the particular Financial Intermediary or type of account through which you purchase Class A Shares.
If you want to learn more about deferred sales charges, contact your Financial Intermediary.
DISTRIBUTION AND SHAREHOLDER SERVICES ARRANGEMENTS AND PAYMENTS TO FINANCIAL INTERMEDIARIES
The Fund offers Class A and Class S Shares. Class A Shares are discussed in the sections entitled “Choosing a Class of Shares to Buy,” “Front-End Sales Charges,” and “More About Deferred Sales Charges.”
Class A Shares participate in the Fund's Rule 12b-1 distribution plan. Under the distribution plan, the Fund's Class A Shares pay distribution fees of 0.25% annually for the sale and distribution of Class A Shares. The distribution fees are paid out of the Fund's Class A Shares assets on an ongoing basis, and over time these fees will increase the cost of your investment in the Fund, and the distribution fee may cost an investor more than paying other types of sales charges.
Class S Shares do not participate in the Fund's distribution plan.
Pursuant to the Fund's Rule 12b-1 distribution plan, Financial Intermediaries may receive distribution compensation from the Fund's Distributor with respect to Class A Shares of the Fund. These payments are reflected in the fees and expenses listed in the annual fund operating expenses table earlier in the Prospectus.
In addition to the foregoing payments, the Fund's Distributor may make cash payments, from its own resources, to key Financial Intermediaries (including those who may offer Fund Shares through specialized programs such as tax deferred retirement programs) in connection with distribution, which may include providing services intended to result in the sale of Fund Shares, or to pay for services such as marketing support, education and/or administrative services support. These compensation arrangements may vary by Financial Intermediary and may increase as the dollar value of Fund Shares held through a particular Financial Intermediary increases. Because these payments are not made by the Fund, these payments are not reflected in the fees and expenses listed in the annual fund operating expenses table. Some of these payments are commonly referred to as “revenue sharing.” At times, such payments may create an incentive for a Financial Intermediary to recommend or make Shares of the Fund available to its customers and may allow the Fund greater access to the customers of the Financial Intermediary.
RIFUS may also make cash payments, from its own resources, to Financial Intermediaries and their service providers (including those who may offer Fund Shares through specialized programs such as tax deferred retirement programs) to pay for services such as account consolidation, transaction processing and/or administrative services support. These compensation arrangements may vary by Financial Intermediary and may fluctuate based on the dollar value of Fund Shares held through a particular Financial Intermediary. Because these payments are not made by the Fund, these payments are not reflected in the fees and expenses listed in the annual fund operating expenses table. At times, such payments may create an incentive for a Financial Intermediary to recommend or make Shares of the Fund available to its customers and may allow the Fund greater access to the customers of the Financial Intermediary.
The Fund's Distributor may pay or allow other promotional incentive payments to Financial Intermediaries to the extent permitted by the rules adopted by the SEC and the Financial Industry Regulatory Authority relating to the sale of mutual fund shares.
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To enable Financial Intermediaries to provide a higher level of service and information to prospective and current Fund shareholders, the Fund's Distributor also offers them a range of complimentary software tools and educational services. The Fund's Distributor provides such tools and services from its own resources.
Ask your Financial Intermediary for additional information as to what compensation, if any, it receives from the Fund, the Fund's Distributor or RIM.
additional information about HOW TO PURCHASE SHARES
Shares are only available through investment adviser representatives and broker-dealer registered representatives of LPL Financial LLC or its affiliates (collectively, “Financial Intermediaries”), unless you are eligible to participate in a Russell Investments employee investment program. If you are not currently working with one of these Financial Intermediaries, please call 800-787-7354 for assistance in contacting an investment professional near you.
Class S Shares
Class S Shares may only be purchased by:
(1)
clients of Financial Intermediaries who charge an advisory fee, management fee, consulting fee, or other similar fee for their services for the shareholder account in which the Class S Shares are held or clients of Financial Intermediaries where the Financial Intermediary would typically charge such a brokerage commission or other similar fee but has determined to waive its fee in a particular instance as the result of a potential conflict of interest;
(2)
clients of Financial Intermediaries in employee benefit and other plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans, that consolidate and hold all Fund Shares in plan level or omnibus accounts on behalf of participants. SEP IRA, SIMPLE IRA and individual 403(b) Plans are not considered plans for purposes of this paragraph;
(3)
clients of Financial Intermediaries who are members of Russell Investments;
(4)
individuals pursuant to employee investment programs of Russell Investments or its affiliates; or
(5)
current/retired registered representatives of a Financial Intermediary having sales agreements with the Fund's Distributor to sell Class S Shares of the Fund and current spouses or the equivalent thereof, children, step-children (with respect to current union only), parents, step-parents or parents-in-law of such registered representative or to a family trust in the name of such registered representative.
Class S Shares may also be available on brokerage platforms of Financial Intermediaries that have agreements with the Fund's Distributor to offer such Shares when acting as an agent for the investor for the purchase or sale of such Shares.  If you transact in Class S Shares through one of these brokerage programs, you may be required to pay a commission and/or other forms of compensation to the broker, which are not reflected in the tables under the Choosing A Class of Shares To Buy or Front-End Sales Charges sections above.  The Fund's Distributor does not receive any portion of the commission or compensation.
The Fund generally does not have the ability to enforce these limitations on access to Share Classes with eligibility requirements. It is the sole responsibility of each Financial Intermediary to ensure that it only makes Share Classes with eligibility requirements available to those categories of investors listed above that qualify for access to such Share Classes. However, the Fund will not knowingly sell Share Classes with eligibility requirements to any investor not meeting one of the foregoing criteria.
Minimum Initial Investment
For Class A and S Shares, there is currently no required minimum initial investment.
The Fund reserves the right to close any account whose balance falls below $500 and to change the categories of investors eligible to purchase its Shares or the required minimum investment amounts. Prior to closing an account, the Fund will provide reasonable notice and in certain cases, the Fund may offer an opportunity to increase the account balance.
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Other Information
If you purchase, redeem, exchange, convert or hold Shares through a Financial Intermediary, your Financial Intermediary may charge you transaction-based fees, activity based fees and other fees for its services based upon its own policies and procedures. Those fees are retained entirely by your Financial Intermediary and no part of those fees are paid to RIM, the Fund's Distributor or the Fund. Please contact your Financial Intermediary for more information about these fees as they may apply to your investments and your accounts.
Customer Identification Program: To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. When you open a new account to buy Shares of the Fund, the Fund or your Financial Intermediary will ask your name, address, date of birth, taxpayer identification or other government identification number and other information that will allow the Fund to identify you. If the Fund or your Financial Intermediary are unable to adequately identify you within the time frames set forth in the law, your Shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.
Foreign Investors: A Financial Intermediary may offer and sell the Fund to non-resident aliens and non-U.S. entities, if (1) the Financial Intermediary can fulfill the due diligence and other requirements of the USA PATRIOT ACT and applicable Treasury or SEC rules, regulation and guidance applicable to foreign investors, and (2) the offer and sale occur in a jurisdiction where the Fund is authorized to be offered and sold, currently the 50 states of the United States and certain U.S. territories.
Without the prior approval of the Fund’s Chief Compliance Officer, non-resident aliens and entities not formed under U.S. law may not purchase Shares of the Fund where the Fund is responsible for the due diligence and other requirements of the USA PATRIOT ACT and applicable Treasury or SEC rules, regulation and guidance applicable to foreign investors. If you invest directly through the Fund and a foreign address is added onto your account, the Fund will not be able to accept additional purchases and will discontinue any automated purchases into the account.
Offering Dates and Times
Purchases can be made on any day when Shares are offered. You may purchase Shares through a Financial Intermediary on any business day of the Fund (defined as a day on which the NYSE is open for regular trading). Purchase orders are processed at the next net asset value per share calculated after the Fund receives your order in proper form (as determined by your Financial Intermediary). Certain authorized Fund agents have entered into agreements with the Fund's Distributor or its affiliates to receive and accept orders for the purchase and redemption of Shares of the Fund on behalf of Financial Intermediaries. Some, but not all, Financial Intermediaries are Fund agents, and some, but not all, Fund agents are Financial Intermediaries.
Purchase orders must normally be received by the Fund or a Fund agent prior to the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) in order to be processed at the net asset value calculated on that day. Any purchase order received after the purchase order cut-off time will be processed on the following business day at the next calculated net asset value per share. Because Financial Intermediaries and Fund agents may have earlier purchase order cut off times to allow them to deliver purchase orders to the Fund prior to the Fund's order transmission cut off time, please ask your Financial Intermediary what the cut off time is.
If the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day of the Fund and accept purchase orders until the normally-scheduled close of regular trading on the NYSE for that day, so long as the Fund's management believes there remains an adequate market to meet purchase and redemption orders for that day. Market volatility regulations provide for circuit breakers which represent the thresholds at which trading is halted market-wide for single-day declines in the S&P 500® Index. Circuit breakers halt trading on the nation's stock markets during dramatic drops and are set at 7%, 13% and 20% of the closing price for the previous day. For a Level 3 halt (20% decline), trading will halt for the remainder of the trading day. If this were to occur, the Fund's management believes there will not be an adequate market to meet purchase orders for that day and the Fund will close when trading is halted.  Any purchase orders received before the Fund closes due to a Level 3 halt will be processed at that day’s calculated net asset value per share. Any purchase orders received after the Fund closes due to a Level 3 halt will be processed on the following business day at the next calculated net asset value per share.
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The Fund reserves the right to close, and therefore not accept purchase orders for that day, if the primary trading markets of the Fund’s portfolio instruments are closed (such as holidays on which such markets are closed) and the Fund’s management believes that there is not an adequate market to meet purchase or redemption requests on such day.
Order and Payment Procedures
Generally, you must place purchase orders for Fund Shares through a Financial Intermediary, in U.S. dollars. You may pay for your purchase by mail or funds transfer. Please contact your Financial Intermediary for instructions on how to place orders and make payment to the Fund. Specific payment arrangements should be made with your Financial Intermediary. However, exceptions may be made by prior special arrangement.
For certain investment programs where your account is held directly with the Fund's Transfer Agent, you must consult with the investment program to determine the requirements for investing. If your account is held directly with the Fund through certain investment programs, you may purchase, redeem or exchange Fund Shares by mail, internet or telephone. In order for your instructions by mail to be considered in proper form, the instructions must be received at one of the following addresses:
Regular Mail: Russell Investments, PO Box 219430, Kansas City, MO 64121-9430
Overnight Mail: Russell Investments, 801 Pennsylvania Ave, Suite 219430, Kansas City, MO 64105-1307
For such investment programs, cash, checks drawn on credit card accounts, cashiers checks, money orders, travelers checks and other cash equivalents will not be accepted by the Fund's Transfer Agent. Certain investors whose accounts are held directly with the Fund may be prohibited from purchasing additional Shares of the Fund.
Automated Investment Program
Your Financial Intermediary may offer an automated investment program whereby you may choose to make regular investments in an established account. The Fund does not require minimum investment amounts or specific dates for automated purchases; however, your Financial Intermediary may set certain restrictions for this option. If you would like to establish an automated investment program or for further information, please contact your Financial Intermediary.
You may discontinue the automated investment program, or change the amount and timing of your investments by contacting your Financial Intermediary.
EXCHANGE and conversion PRIVILEGE
How to Exchange or Convert Shares
Exchanges Between Funds. Depending on the Share Class you are invested in and your Financial Intermediary’s policies, you may exchange Shares you own in the Fund for Shares of any other Fund offered by RIC if you meet any applicable initial minimum investment and investor eligibility requirements stated in the Prospectus for that Fund. For additional information, including Prospectuses for other RIC Funds, contact your Financial Intermediary.
An exchange between RIC Funds involves the redemption of Shares, which is treated as a sale for income tax purposes. Thus, capital gains or losses may be realized. Please consult your tax adviser for more information.
Share Class Conversions. Depending on the Share Class you are invested in and your Financial Intermediary’s policies, you may convert certain Classes of Shares you own of the Fund for Shares of a different Class of Shares of that Fund. You must meet any applicable initial minimum investment requirement and investor eligibility requirements stated in the Prospectus or required by your Financial Intermediary.
Please contact your Financial Intermediary for information related to their conversion policies.
RIFUS believes that a conversion between Classes of the same Fund is not a taxable event; however, you must check with your Financial Intermediary to determine if they will process the conversion as non-taxable. Please consult with your Financial Intermediary and your tax adviser for more information.
Contact your Financial Intermediary for assistance in exchanging or converting Shares and, because Financial Intermediaries’ processing times may vary, to find out when your account will be credited or debited. To request an exchange or conversion in writing, please contact your Financial Intermediary.
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For all Classes of Shares, exchanges and conversions must be made through your Financial Intermediary.
If your account is held directly with the Fund through certain investment programs, you may request an exchange of Fund Shares by mail, internet or telephone. In order for your instructions by mail to be considered in proper form, the instructions must be received at one of the following addresses:
Regular Mail: Russell Investments, PO Box 219430, Kansas City, MO 64121-9430
Overnight Mail: Russell Investments, 801 Pennsylvania Ave, Suite 219430, Kansas City, MO 64105-1307
Systematic Exchange Program
Your Financial Intermediary may offer a systematic exchange program which allows you to redeem Shares from the Fund and purchase Shares of certain other RIC Funds in an established account. The Fund does not require minimum exchange amounts or specific dates for systematic exchanges; however, your Financial Intermediary may set certain restrictions for this option. If you would like to establish a systematic exchange program or for further information, please contact your Financial Intermediary.
A systematic exchange involves the redemption of Shares, which is treated as a sale for income tax purposes. Thus, capital gains or losses may be realized. Please consult your tax adviser for more information.
You may discontinue a systematic exchange program, or change the amount and timing of exchanges, by contacting your Financial Intermediary.
RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS
The Board has adopted frequent trading policies and procedures which are described below. The Fund will apply these policies uniformly. The Fund discourages frequent purchases and redemptions of Fund Shares by Fund shareholders. The Fund does not accommodate frequent purchases and redemptions of Fund Shares by Fund shareholders. Each action specified below may be taken by the Fund and/or one of its agents (i.e., RIM or RIFUS).
The Fund reserves the right to restrict or reject, without prior notice, any purchase or exchange order for any reason. The Fund may, in its discretion, restrict or reject a purchase or exchange order even if the transaction is not subject to the specific limitations on frequent trading described below if the Fund determines that accepting the order could interfere with the efficient management of the Fund’s portfolio or otherwise not be in the Fund’s best interests.
In the event that the Fund rejects an exchange request, the Fund will seek additional instructions from the Financial Intermediary regarding whether or not to proceed with the redemption side of the exchange.
Frequent Trading Policies and Limitations on Trading Activity
Frequent trading of Fund Shares, often in response to short-term fluctuations in the market, also known as “market timing,” is not knowingly permitted by the Fund. Frequent traders and market-timers should not invest in the Fund. The Fund is intended for long-term investors. The Fund, subject to the limitations described below, takes steps reasonably designed to curtail frequent trading practices by investors or Financial Intermediaries.
The Fund monitors for “substantive” round trip trades over a certain dollar threshold that the Fund determines, in its discretion, could adversely affect the management of the Fund. A single substantive round trip is a purchase and redemption or redemption and purchase of Shares of the Fund within a rolling 60 day period. The Fund permits two substantive round trip trades within a 60 day period.
While the Fund monitors for substantive trades over a certain dollar threshold, the Fund may deem any round trip trade to be substantive depending on the potential impact to the Fund.
If after two “substantive” round trips, an additional purchase or redemption transaction is executed within that rolling 60 day period, future purchase transactions may be rejected or restricted for 60 days. If after expiration of such 60 day period, there are two “substantive” round trips followed by an additional purchase or redemption transaction within that rolling 60 day period, that shareholder’s right to purchase Shares of any Fund advised by RIM may be permanently revoked.
If the Fund does not have direct access to the shareholder's account to implement the purchase revocation, the Fund will require the  shareholder's Financial Intermediary to impose similar revocation of purchase privileges on the
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shareholder. In the event that the  shareholder's Financial Intermediary cannot, due to regulatory or legal obligations, impose a revocation of purchase privileges, the Fund may accept an alternate trading restriction reasonably designed to protect the Fund from improper trading practices.
Any exception to the revocation of a shareholder’s purchase privileges, or an alternative trading restriction designed to protect the Fund from improper trading practices, must be approved by the Fund's Chief Compliance Officer (“CCO”).
The Fund will use its best efforts to exercise the Fund's right to restrict or reject purchase and exchange orders as described above.
In certain circumstances, with prior agreement between a Financial Intermediary and the Fund, the Fund may rely on a Financial Intermediary's frequent trading policies if it is determined that the Financial Intermediary’s policies are sufficient to detect and deter improper frequent trading. Any reliance by the Fund on a Financial Intermediary's frequent trading policies must be approved by the CCO after a determination that such policies are sufficient to detect and deter improper frequent trading. Therefore, with respect to frequent trading, shareholders who invest through a Financial Intermediary should be aware that they may be subject to the policies and procedures of their Financial Intermediary which may be more or less restrictive than the Fund's policies and procedures.
This policy will not apply to:
●
Money Market Funds. The Board of Trustees believes that it is unnecessary for any money market fund to have frequent trading policies because these funds may be used as short term investments.
●
Transactions in the Fund by certain other funds (i.e., funds of funds), including any Russell Investment Company and Russell Investment Funds funds of funds, and any other approved unaffiliated fund of funds. RIM and the Board of Trustees believe these transactions do not offer the opportunity for price arbitrage.
●
Institutional accounts, including but not limited to, foundations, endowments or defined benefit plans, where the transactions are a result of the characteristics of the account (e.g., donor directed activity or funding or disbursements of defined benefit plan payments) rather than a result of implementation of an investment strategy, so long as such transactions do not interfere with the efficient management of the Fund’s portfolio or are otherwise not in the Fund’s best interests.
●
Trading associated with asset allocated programs where the asset allocation has been developed by RIM or an affiliate of RIM and RIM has transparency into the amount of trading and the ability to monitor and assess the impact to the Fund or scheduled rebalancing of asset allocated programs based on set trading schedules within specified limits.
●
Systematic purchase or redemption programs, and transactions not directed by the shareholder or participant, such as payroll contributions and distribution reinvestments.
●
Transactions in the Fund by certain counterparties approved by RIM to facilitate non pro-rata redemptions in-kind.
In applying the policy on limitations on trading activity, the Fund considers the information available at the time and reserves the right to consider trading history in the Fund including trading history in other accounts under common ownership or control in determining whether to suspend or terminate trading privileges.
This policy will not affect any shareholder’s redemption rights.
Risks of Frequent Trading
Short-term or excessive trading into and out of the Fund may harm the Fund’s performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Frequent trading may interfere with the efficient management of the Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using interfund lending or a line of credit (each, if available), and engaging in portfolio transactions. Increased portfolio transactions and use of interfund lending/line of credit would correspondingly increase the Fund’s operating expenses and decrease the Fund’s performance. For Funds that use hedging strategies to ensure that each Fund is fully invested, maintenance of a higher level of cash balances would not decrease the Fund’s exposure to market moves but would decrease the proportion of the Fund that is actively managed.
Additionally, to the extent that the Fund invests significantly in foreign securities traded on markets which may close prior to when the Fund determines its net asset value (referred to as the valuation time), frequent trading by certain
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shareholders may cause dilution in the value of Fund Shares held by other shareholders. Because events may occur after the close of these foreign markets and before the valuation time of the Fund that influence the value of these foreign securities, investors may seek to trade Fund Shares in an effort to benefit from their understanding of the value of these foreign securities as of the Fund’s valuation time (referred to as price arbitrage). The Fund has procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what they believe to be the fair value of the foreign securities as of the valuation time. To the extent that the Fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of Fund Shares held by other shareholders.
Because certain securities may be traded infrequently, to the extent that the Fund invests significantly in such securities, investors may seek to trade Fund Shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than Funds which invest in highly liquid securities, in part because the Fund may have difficulty selling securities that are traded infrequently at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of Fund Shares held by other shareholders.
Limitations on the Ability to Detect and Curtail Frequent Trading
The Fund will use reasonable efforts to detect frequent trading activity but may not be able to detect such activity in certain circumstances. While the Fund has the authority to request and analyze data on shareholders in omnibus accounts and will use its best efforts to enforce the policy described above, there may be limitations on the ability of the Fund to detect and curtail frequent trading practices and the Fund may not be able to completely eliminate the possibility of improper trading under all circumstances. Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent frequent trading, there is no guarantee that the Fund will be able to identify each such shareholder in an omnibus account or curtail their trading practices.
Any exceptions to this policy may only be made by the CCO, after a determination that the transaction does not constitute improper trading or other trading activity that may be harmful to the Fund.
additional information about HOW TO REDEEM SHARES
Shares may be redeemed through your Financial Intermediary on any business day of the Fund (defined as a day on which the NYSE is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after the Fund receives an order in proper form as determined by your Financial Intermediary. Redemption orders must normally be received by the Fund or a Fund agent prior to the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) in order to be processed at the net asset value calculated on that day. Any redemption requests received after the redemption order cut-off time will be processed on the following business day at the next calculated net asset value per share.
If the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day of the Fund and accept redemption orders until the normally-scheduled close of regular trading on the NYSE for that day, so long as the Fund's management believes there remains an adequate market to meet purchase and redemption orders for that day. Market volatility regulations provide for circuit breakers which represent the thresholds at which trading is halted market-wide for single-day declines in the S&P 500® Index. Circuit breakers halt trading on the nation's stock markets during dramatic drops and are set at 7%, 13% and 20% of the closing price for the previous day. For a Level 3 halt (20% decline), trading will halt for the remainder of the trading day. If this were to occur, the Fund's management believes there will not be an adequate market to meet redemption orders for that day and the Fund will close when trading is halted. Any redemption orders received before the Fund closes due to a Level 3 halt will be processed at that day’s calculated net asset value per share. Any redemption orders received after the Fund closes due to a Level 3 halt will be processed on the following business day at the next calculated net asset value per share.
The Fund reserves the right to close, and therefore not accept redemption orders for that day, if the primary trading markets of the Fund’s portfolio instruments are closed (such as holidays on which such markets are closed) and the Fund’s management believes that there is not an adequate market to meet purchase or redemption requests on such day.
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Shares recently purchased by check or Automated Clearing House (“ACH”) directly to the Fund may not be available for redemption for 7 days following the purchase or until the check or ACH clears, whichever occurs first, to assure that the Fund has received payment for your purchase.
Redemption Dates and Times
Redemption requests must normally be received by the Fund or a Fund agent prior to the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) in order to be processed at the net asset value calculated on that day. Please contact your Financial Intermediary for instructions on how to place redemption requests. Because Financial Intermediaries and Fund agents may have earlier redemption order cut off times to allow them to deliver redemption orders to the Fund prior to the Fund's order transmission cut off time, please ask your Financial Intermediary what the cut off time is.
If your account is held directly with the Fund through certain investment programs, you may redeem Fund Shares by mail, internet or telephone subject to certain limitations. In order for your instructions by mail to be considered in proper form, the instructions must be received at one of the following addresses:
Regular Mail: Russell Investments, PO Box 219430, Kansas City, MO 64121-9430
Overnight Mail: Russell Investments, 801 Pennsylvania Ave, Suite 219430, Kansas City, MO 64105-1307
Systematic Withdrawal Program
Your Financial Intermediary may offer a systematic withdrawal program whereby you may choose to redeem your Shares and receive regular payments from your account. The Fund does not require specific redemption amounts or specific dates for systematic withdrawals; however, your Financial Intermediary may set certain restrictions for this option. Please contact your Financial Intermediary for further information.
When you redeem your Shares under a systematic withdrawal program, it may be a taxable transaction.
For Class A Shares, if your Financial Intermediary was paid a commission by the Fund's Distributor on your Class A Shares and you redeem those Class A Shares within one year of purchase, you may pay a deferred sales charge of up to 1%.
You may discontinue the systematic withdrawal program, or change the amount and timing of withdrawal payments by contacting your Financial Intermediary.
PAYMENT OF REDEMPTION PROCEEDS
Payment will ordinarily be made within seven days of receipt of your request in proper form. The Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days if an emergency condition (as determined by the SEC) exists.
When you redeem your Shares, the Fund will ordinarily pay your redemption proceeds to your Financial Intermediary for your benefit on the next business day after the Fund receives the redemption request in proper form or as otherwise requested by your Financial Intermediary. Your Financial Intermediary is then responsible for settling the redemption with you as agreed between you and your Financial Intermediary. For certain investment programs where your account is held directly with the Fund's Transfer Agent, the length of time that the Fund typically pays redemption proceeds from redemption requests varies based on the method by which you elect to receive the proceeds. Your redemption proceeds will be paid in one of the following manners: (1) a check for the redemption proceeds may be sent to the shareholder(s) of record at the address of record on the next business day after the Fund receives a redemption request in proper form; or (2) if you have established the electronic redemption option, your redemption proceeds can be (a) wired to your predesignated bank account on the next business day after the Fund receives your redemption request in proper form or (b) sent by Electronic Funds Transfer (“EFT”) to your predesignated bank account on the second business day after the Fund receives your redemption request in proper form. On Federal Reserve holidays, funds will settle on the next day the Federal Reserve is open. The Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. The Fund will always charge a fee when sending an international wire transfer. The Fund reserves the right to charge a fee when sending a domestic wire transfer for redemptions. The Fund does not charge for EFT though your bank may charge a fee to receive the EFT. Wire transfers and EFTs can be sent to U.S. financial institutions that are members of the Federal Reserve System. Payment of
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redemption proceeds may take longer than the time the Fund typically expects and may take up to seven days, as permitted by law. The Fund reserves the right to temporarily hold redemption proceeds from a natural person age 65 or older or age 18 and older who the Transfer Agent reasonably believes has a mental or physical impairment that renders the individual unable to protect his or her own financial interests from actual or attempted exploitation. The Transfer Agent is not required to hold redemption proceeds in these circumstances and does not assume any obligation to do so.
Under normal market conditions, the Fund expects to meet redemption orders by using holdings of cash/cash equivalents and/or proceeds from the sale of portfolio holdings. The Fund maintains cash reserves and RIM may increase or decrease the Fund’s cash reserves in anticipation of redemption activity. Under stressed market conditions, the Fund may be forced to sell securities in order to meet redemption requests, which may result in the Fund selling such securities at an inopportune time and/or for a price below the price the Fund would expect to receive under normal market conditions. While the Fund does not routinely use redemptions in-kind, the Fund reserves the right to use redemptions in-kind under certain circumstances. See “OTHER INFORMATION ABOUT SHARE TRANSACTIONS – Redemption In-Kind” below for additional information on the Fund’s use of redemptions in-kind.
OTHER INFORMATION ABOUT SHARE TRANSACTIONS
Written Instructions
Written instructions must be in proper form as determined by your Financial Intermediary. For certain investment programs where your account is held directly with the Fund's Transfer Agent, the Fund requires that written instructions be in proper form and reserves the right to reject any written instructions that are not in proper form. Your Financial Intermediary will assist you in preparing and submitting transaction instructions to the Fund to ensure proper form. Generally, your instructions must include:
●
The Fund name and account number
●
Details related to the transaction including type and amount
●
Signatures of all owners exactly as registered on the account
●
Any supporting legal documentation that may be required
If your account is held directly with the Fund, in order for your instructions by mail to be considered in proper form, the instructions must be received at one of the following addresses:
Regular Mail: Russell Investments, PO Box 219430, Kansas City, MO 64121-9430
Overnight Mail: Russell Investments, 801 Pennsylvania Ave, Suite 219430, Kansas City, MO 64105-1307
Telephone or Internet Instructions
Contact your Financial Intermediary to determine their policy and requirements regarding telephone or internet transactions.
If your account is held directly with the Fund, through certain investment programs, you may purchase, exchange or redeem shares by telephone or internet. Generally, through certain investment programs, you are automatically eligible to redeem or exchange shares by telephone or the internet, unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.
RIC and RIFUS are not liable for any loss, cost, expense or other liability resulting from complying with telephone or internet instructions that are deemed to be genuine. RIC and RIFUS will employ reasonable procedures to confirm that telephone or internet instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, RIC and/or RIFUS may be liable for losses due to unauthorized or fraudulent instructions.
Telephone conversations you have with the Fund may be monitored or recorded for quality assurance, verification, and recordkeeping purposes. By speaking to the Fund on the telephone, you consent to such monitoring and recording.
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Responsibility for Fraud
Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account confirmations or statements that the Fund or your Financial Intermediary send you. Contact your Financial Intermediary immediately about any transactions that you believe to be unauthorized.
Signature Guarantee
The Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to, requests for transactions or account changes. A signature guarantee verifies the authenticity of your signature and helps protect your account against fraud or unauthorized transactions. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association with which you have a banking or investment relationship. A notary public cannot provide a signature guarantee. Contact your Financial Intermediary for assistance in obtaining a signature guarantee.
If you hold shares directly with the Fund and you do not have a relationship with any eligible guarantor, and are unable to obtain a signature guarantee, the Fund may accept alternate identification documentation in lieu of a signature guarantee, at the discretion of the Transfer Agent.
In-Kind Exchange of Securities
The Fund may, at its discretion, permit you to acquire Shares in exchange for securities you currently own. Any securities exchanged must meet the investment objective, policies, and limitations of the appropriate Fund; have a readily ascertainable market value; be liquid; and not be subject to restrictions on resale.
Shares purchased in exchange for securities generally may not be redeemed or exchanged for 15 days following the purchase by exchange or until the transfer has settled, whichever comes first. If you are a taxable investor, you will generally realize gains or losses on the exchange for federal income tax purposes. If you are contemplating an in-kind exchange you should consult your tax adviser.
The price at which the exchange will take place will depend upon the relative net asset value of the Shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same way the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities becomes the property of the Fund, along with the securities. Please contact your Financial Intermediary for further information.
Redemption In-Kind
The Fund has elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, redemptions by a shareholder of up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period must be redeemed solely in cash unless otherwise agreed to by the redeeming shareholder. If operationally possible (typically only when the Fund is notified in advance of a large redemption), the Fund may, at its discretion, pay for any portion of a redemption exceeding such amount by a distribution of in-kind securities from the Fund’s portfolio, instead of in cash. There are also operational limitations on the ability of the Fund to make an in-kind distribution of most non-U.S. securities. An in-kind distribution of portfolio securities could include illiquid or less liquid securities. Illiquid or less liquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause you to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If you receive an in-kind distribution of portfolio securities, and choose to sell them, you will incur brokerage charges and continue to be subject to tax consequences and market risk pending any sale.
Escheatment and Inactivity
For any accounts held directly at the Fund, the Fund will comply with all federal search and notification requirements, as defined in section 17AD-17 of the Securities Exchange Act of 1934, as amended. Should the assets be determined to be abandoned, then the Fund is legally obligated to escheat said abandoned property to the appropriate state’s unclaimed property administrator, as determined by the owner’s last known address of record.
52

Furthermore, the Fund will comply with any and all state regulations regarding “inactivity.” Broadly described, state inactivity rules define time periods during which, and specific means by which, shareholders must “contact” their assets, i.e. the Fund, the Fund's agent and/or their Financial Intermediary. The Fund is legally obligated to escheat inactive assets to the state of jurisdiction as identified by the owner’s address of record.
In order to prevent escheatment of your account, consider keeping your contact information updated and actively engaging with your account to avoid it being deemed inactive per the regulations in your state of residence.
It is the intention of the Fund to comply with the appropriate regulative body for each given instance. For additional information, questions, or concerns regarding these regulations, please contact the Abandoned/Unclaimed Property division of your state of residence, or please contact your Financial Intermediary.
Texas state residents may designate a representative for purposes of escheatment notification. Please contact your Financial Intermediary for additional information.
Uncashed Checks
Please make sure you promptly cash checks issued to you by the Fund. If you do not cash a dividend, distribution, or redemption check, the Fund will act to protect itself and you. This may include restricting certain activities in your account until the Fund is sure that it has a valid address for you. After 180 days, the Fund will no longer honor the issued check and, after attempts to locate you, the Fund will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks.
If you have elected to receive dividends and/or distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the Fund with regards to uncashed checks, the Fund may convert your distribution option to have all dividends and/or other distributions reinvested in additional Shares.
Registration of Fund Accounts
Many brokers, employee benefit plans and bank trusts combine their clients’ holdings in a single omnibus account with the Fund held in the brokers’, plans’, or bank trusts’ own name or “street name.” Therefore, if you hold Shares through a brokerage account, employee benefit plan or bank trust fund, the Fund may have records only of that Financial Intermediary’s omnibus account. In this case, your broker, employee benefit plan or bank is responsible for keeping track of your account information. This means that you may not be able to request transactions in your Shares directly through the Fund, but can do so only through your broker, plan administrator or bank. Ask your Financial Intermediary for information on whether your Shares are held in an omnibus account.
53

FINANCIAL HIGHLIGHTS
No financial information is provided for the Fund because it had not yet commenced operations as of the date of this Prospectus. Financial information will be provided in the first Form N-CSR filed after commencement of operations.
54

MONEY MANAGER INFORMATION
The money managers are not affiliates of the Fund, RIM, RIFUS or the Distributor other than as a result of their management of Fund assets. Each money manager may be engaged in managing institutional investment accounts and/or may serve as manager or adviser to other investment companies unaffiliated with RIC, other RIC Funds, or to other clients of RIM or its affiliates, including Russell Investments Trust Company. Investments in the Fund are not deposits with or other liabilities of any of the money managers and are subject to investment risk, including loss of income and principal invested and possible delays in payment of redemption proceeds. The money managers do not guarantee the performance of the Fund or any particular rate of return.
The Fund may engage or terminate a money manager at any time, subject to the approval of the Fund's Board, without a shareholder vote. RIM may change the Fund’s asset allocation at any time, including not allocating Fund assets to one or more money manager strategies. Although all of the Fund's money managers are listed below, RIM may not have allocated assets to the strategies employed by one or more of these money managers. A complete list of current money managers for the Fund can also be found at https://russellinvestments.com. Assets not allocated to money managers are managed by RIM.
Russell Investments Alternatives Diversifier Fund
[AlphaSimplex Group, LLC, 200 State Street, Boston, MA 02109.
Aspect Capital Limited, 10 Portman Square, London W1H 6AZ.
Crabel Capital Management, LLC, 1999 Avenue of the Stars, Suite 2060, Los Angeles, CA 90067.
Efficient Capital Management, LLC, 4335 Weaver Parkway, Suite 200, Warrenville, IL 60555-4060.
One River Asset Management, LLC, 2200 Atlantic Street, Suite 310, Stamford, CT 06902.
Portman Square Capital LLP, 10 Portman Square, London, W1H 6AZ.
Welton Investment Partners LLC, Eastwood Building San Carlos Between 5th and 6th, Carmel, CA 93921-6147.]
When considering an investment in the Fund, do not rely on any information unless it is contained in this Prospectus or in the Fund's Statement of Additional Information. The Fund has not authorized anyone to add any information or to make any additional statements about the Fund. The Fund may not be available in some jurisdictions or to some persons. The fact that you have received this Prospectus should not, in itself, be treated as an offer to sell Shares to you. Changes in the affairs of the Fund may occur after the date on the cover page of this Prospectus. This Prospectus will be amended or supplemented to reflect any material changes to the information it contains.
55

EXPENSE NOTES
The following notes supplement the Annual Fund Operating Expenses tables in the Risk/Return Summary and provide additional information necessary to understand the expenses provided in those tables:
●
You may pay additional fees to your Financial Intermediary for services provided by the intermediary. You should contact your Financial Intermediary for information concerning what additional fees, if any, will be charged.
●
Pursuant to the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A Shares of the Fund may not exceed 7.25% of total gross sales, subject to certain exclusions. These limitations are imposed at the class level on each Class of Shares of the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Class A Shares may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.
●
“Acquired Fund Fees and Expenses” are indirect expenses borne by the Fund as a result of its investment in another fund or funds, including the Subsidiary. The fees payable by the Fund with respect to the investment in other funds are included in “Acquired Fund Fees and Expenses” if they are at least 0.01% of the Fund’s average net assets. If such fees are less than 0.01% of the Fund’s average net assets, they are included in “Other Expenses.”
●
“Other Expenses” includes an administrative fee of up to 0.05% of average daily net assets for all Classes of Shares.
●
In addition to the advisory and administrative fees payable by the Fund to RIM and RIFUS, because the Fund invests its cash reserves in the U.S. Cash Management Fund, an unregistered fund advised by RIM, it will bear indirectly a proportionate share of that fund’s operating expenses, which include the administrative fees that the U.S. Cash Management Fund pays to RIFUS. The annual rate of administrative fees payable to RIFUS on the cash reserves invested in the U.S. Cash Management Fund is 0.05%.
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For more information about the Fund, the following documents are available without charge:
ANNUAL/SEMIANNUAL REPORTS: Additional information about the Fund’s investments is or will be available in the Fund's annual and semiannual reports to shareholders and in Form N-CSR. In the Fund’s annual report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, when available, you will find the Fund’s annual and semi-annual financial statements.
STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Fund.
The annual and semiannual reports for the Fund (when available) and the SAI are incorporated into this Prospectus by reference. You may obtain free copies of the annual report (when available), semiannual report (when available), the Fund's SAI, and other information such as the Fund's financial statements, and may request other information or make other inquiries, by contacting your Financial Intermediary or the Fund at:
Russell Investments
PO Box 219430
Kansas City, MO 64121-9430
Telephone: 1-800-787-7354
The Fund's SAI, annual and semiannual reports to shareholders (when available) and other information such as the Fund’s financial statements (when available) are available, free of charge, on the Fund's website at https://russellinvestments.com.
Each year you are automatically sent an updated Prospectus and annual and semiannual reports for the Fund. You may also occasionally receive notifications of Prospectus changes and proxy statements for the Fund. In order to reduce the volume of mail you receive, when possible, only one copy or one mailing of these documents will be sent to shareholders who are part of the same family, sharing the same name and the same household address. If you would like to opt out of the household-based mailings, please call your Financial Intermediary.
Some Financial Intermediaries may offer electronic delivery of the Fund's Prospectus and annual and semiannual reports. Please contact your Financial Intermediary for further details.
You can review reports and other information about the Fund on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Frank Russell Company is the owner of the Russell trademarks contained in this material and all trademark rights related to the Russell trademarks, which the members of the Russell Investments group of companies are permitted to use under license from Frank Russell Company. The members of the Russell Investments group of companies are not affiliated in any manner with Frank Russell Company or any entity operating under the “FTSE RUSSELL” brand.

Distributor: Russell Investments Financial Services, LLC.
Russell Investment Company’s SEC File No. 811-03153

The information in this Statement of Additional Information is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. We may not sell these securities until the registration statement is effective. This Statement of Additional Information is not a prospectus.
Subject to completion, dated July 29, 2026
RUSSELL INVESTMENT COMPANY
401 Union Street, 18th Floor
Seattle, Washington 98101
Telephone 1-800-787-7354
STATEMENT OF ADDITIONAL INFORMATION
Russell Investments Alternatives Diversifier Fund
[  ], 2026
Russell Investment Company (“RIC” or the “Trust”) is a single legal entity organized as a Massachusetts business trust. RIC operates investment portfolios referred to as “Funds.” RIC offers shares of beneficial interest (“Shares”) in the Funds in multiple separate Prospectuses.
This Statement of Additional Information (“SAI”) is not a Prospectus; this SAI should be read in conjunction with the Fund's Prospectus dated [  ], 2026 and any supplements thereto. You should retain this SAI for future reference.
Capitalized terms not otherwise defined in this SAI shall have the meanings assigned to them in the Prospectus.
A copy of the Fund's Prospectus, any Prospectus Supplements and Annual Report (when available) are available free of charge on the Fund's website at https://russellinvestments.com or by calling Russell Investments at 1-800-787-7354 to request a copy.
As of the date of this SAI, RIC is comprised of 30 Funds. This SAI relates to one of these Funds. The Fund presently offers interests in different classes of Shares as described in the table below. This SAI relates to all classes of Shares of the Fund.
Ticker Symbol By Class
Fund	A	S
Russell Investments Alternatives Diversifier Fund	[ ]	[ ]

TABLE OF CONTENTS

Structure And Governance	1
ORGANIZATION AND BUSINESS HISTORY.	1
SHAREHOLDER MEETINGS.	2
CONTROLLING SHAREHOLDERS.	2
TRUSTEES AND OFFICERS.	2
Operation Of RIC	10
SERVICE PROVIDERS.	10
ADVISER.	10
ADMINISTRATOR.	11
ORGANIZATION AND MANAGEMENT OF WHOLLY OWNED SUBSIDIARY OF THE FUND.	11
PORTFOLIO MANAGERS.	11
MONEY MANAGERS.	13
CUSTODIAN AND PORTFOLIO ACCOUNTANT.	14
DISTRIBUTOR.	14
TRANSFER AND DIVIDEND DISBURSING AGENT.	14
ORDER PLACEMENT DESIGNEES.	14
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.	14
CODES OF ETHICS.	14
PLAN PURSUANT TO RULE 18f-3.	15
DISTRIBUTION PLAN.	15
FUND EXPENSES.	16
PURCHASE, EXCHANGE AND REDEMPTION OF FUND SHARES.	16
VALUATION OF FUND SHARES.	17
VALUATION OF PORTFOLIO SECURITIES.	17
PORTFOLIO TURNOVER RATE OF THE FUND.	18
DISCLOSURE OF PORTFOLIO HOLDINGS.	18
PROXY VOTING POLICIES AND PROCEDURES.	20
FORUM FOR ADJUDICATION OF DISPUTES.	21
BROKERAGE ALLOCATIONS.	21
BROKERAGE COMMISSIONS.	22
FOREIGN CURRENCY FEES.	22
Investment Restrictions, Policies And CERTAIN INVESTMENTS	23
INVESTMENT RESTRICTIONS.	23
INVESTMENT POLICIES.	24
INVESTMENT STRATEGIES AND PORTFOLIO INSTRUMENTS.	24
Taxes	60
Tax Information for the Fund.	60
Money Manager Information	64
credit Rating definitions	65
Financial Statements	70
Appendix A	71
Appendix B	72

Structure And Governance
ORGANIZATION AND BUSINESS HISTORY.
RIC commenced business operations as a Maryland corporation on October 15, 1981. On January 2, 1985, RIC reorganized by changing its domicile and legal status to a Massachusetts business trust.
RIC is currently organized and operating under a Fourth Amended and Restated Master Trust Agreement dated December 7, 2020 (as amended, the “Master Trust Agreement”), and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Board of Trustees (“Board” or the “Trustees”) may amend the Master Trust Agreement from time to time; provided, however, that any amendment which would materially and adversely affect shareholders of RIC as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the Shares of RIC or the Fund, respectively. However, the Trustees may, without the affirmative vote of a majority of the outstanding voting Shares (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of RIC or the Fund by a vote of a majority of the Trustees or written instrument executed by a majority of their number then in office, terminate, liquidate or reorganize any Fund or any class of Shares of any such Fund at any time by written notice to affected shareholders. RIC is a registered open-end management investment company. The Fund is non-diversified. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five percent of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.
RIC is authorized to issue Shares of beneficial interest, and may divide the Shares into two or more series, each of which evidences a pro rata ownership interest in a different investment portfolio—a “Fund.” The Fund is deemed to be a separate trust under Massachusetts law. The Trustees may, without seeking shareholder approval, create additional Funds at any time. The Master Trust Agreement provides that shareholders may be required to redeem their Shares at any time (1) if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of RIC or of any Fund or (2) upon such other conditions as may from time to time be determined by the Trustees and set forth in the Prospectuses with respect to the maintenance of shareholder accounts of a minimum amount. However, shareholders can only be required to redeem their Shares to the extent consistent with the 1940 Act, the rules thereunder and Securities and Exchange Commission (“SEC”) interpretations thereof.
RIC Funds are authorized to issue Shares of beneficial interest in one or more classes. Shares of each class of the Fund have a par value of $0.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Shares of each class of the Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the Shares of other classes of the Fund. Shares of each class of the Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares. Each class of Shares is designed to meet different investor needs. Class A Shares are subject to (1) a front-end sales charge and (2) a Rule 12b-1 fee of up to 0.75% (presently limited to 0.25%). The Class S Shares are not subject to either a Rule 12b-1 fee or a shareholder services fee. Unless otherwise indicated, “Shares” in this SAI refers to all classes of Shares of the Fund.
Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of the Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation or other undertaking of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that RIC shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.
The Fund's investment adviser is Russell Investment Management, LLC (“RIM” or the “Adviser”). RIM provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund divides responsibility for investment advice between RIM and a number of money managers unaffiliated with RIM.
RIM is registered as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and is subject to regulation as a CPO under the CEA with respect to the Fund and its subsidiary, the Russell Investments Alternatives Diversifier Cayman Fund Ltd. (the “Subsidiary” and collectively with the Fund, the “Registered CPO Funds”). As the Registered CPO Funds operate subject to CFTC regulation, they may incur additional expenses. The CFTC has neither reviewed nor approved the Registered CPO Funds, their investment strategies or this SAI.

SHAREHOLDER MEETINGS.
The Trust will not hold annual meetings of shareholders, but special meetings may be held. Special meetings may be convened (i) by the Board, (ii) upon written request to the Board by shareholders holding at least 10% of the Trust’s outstanding Shares, or (iii) upon the Board’s failure to honor the shareholders’ request described above, by shareholders holding at least 10% of the outstanding Shares by giving notice of the special meeting to shareholders. The Board will provide the assistance required by the 1940 Act in connection with any special meeting called by shareholders following a failure of the Board to honor a shareholder request for a special meeting. Each share of a class of the Fund has one vote in Trustee elections and other matters submitted for shareholder vote.  On any matter which affects only a particular Fund or class, only Shares of that Fund or class are entitled to vote. There are no cumulative voting rights.
CONTROLLING SHAREHOLDERS.
The Trustees have the authority and responsibility under applicable state law to direct the management of the business of RIC, and hold office unless they retire (or upon reaching the mandatory retirement age of 75), resign or are removed by, in substance, a vote of two-thirds of the number of Trustees or of RIC Shares outstanding. Under these circumstances, no one person, entity or shareholder “controls” RIC. Because the Fund is new, there were no Shares outstanding as of the date of this SAI.
TRUSTEES AND OFFICERS.
The Board of Trustees is responsible under applicable state law for generally overseeing management and operations of the business and affairs of the Trust and does not manage operations on a day-to-day basis. The officers of the Trust, all of whom are employed by and are officers of RIM or its affiliates, are responsible for the day-to-day management and administration of the Fund's operations. The Board of Trustees carries out its general oversight responsibilities in respect of the Fund's operations by, among other things, meeting with the Trust’s management at the Board's regularly scheduled meetings and as otherwise needed and, with the assistance of the Trust’s management, monitoring or evaluating the performance of the Fund's service providers, including RIM, the Fund's custodian and the Fund's transfer agent. As part of this oversight process, the Board of Trustees consults not only with management and RIM, but with the Trust’s independent auditors, Fund counsel and independent counsel to the independent trustees (“Independent Trustees”). The Board of Trustees monitors Fund performance as well as the quality of services provided to the Fund. As part of its monitoring efforts, the Board of Trustees reviews Fund fees and expenses in light of, among other things, the nature, scope and overall quality of services provided to the Fund. The Board of Trustees is required under the 1940 Act to review and approve the Fund's advisory contract with RIM and RIM's sub-advisory contracts with the money managers.
The Trustees and the Trust’s officers may amend the Prospectus, any summary prospectus, the SAI and any contracts to which the Trust or the Fund is a party and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Prospectus or SAI. Neither the Prospectus, any summary prospectus, the SAI, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications or disclosure documents from or on behalf of the Trust creates a contract between a shareholder of the Fund and: (i) the Trust; (ii) the Fund; (iii) a service provider to the Trust or the Fund; and/or (iv) the Trustees or officers of the Trust.
Generally, a Trustee may be removed at any time by a vote of two-thirds of the number of Trustees or of the Trust’s Shares outstanding. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees so long as after filling such vacancy, at least two-thirds of the Trustees have been elected by shareholders.
The Board of Trustees is currently comprised of nine Trustees, one of whom, Vernon Barback, is an Interested Trustee. Mr. Barback serves as Vice Chairman of an affiliate of RIM, the Fund's adviser, and is thus classified as an Interested Trustee. There are eight Independent Trustees, including Julie Dien Ledoux and Michelle L. Cahoon, who serve as the Chairman and Vice Chairman of the Board, respectively. Ms. Ledoux and Ms. Cahoon have served as Chairman and Vice Chairman of the Board, respectively, since 2026.
The Board of Trustees has established a standing Audit Committee, a standing Nominating and Governance Committee and a standing Regulatory and Investment Compliance Committee which assist in performing aspects of its role in oversight of the Fund's operations and are described in more detail in the following paragraphs.
The Board’s role in risk oversight of the Fund reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Fund. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, operational, compliance and valuation risks) that potentially could have a material adverse impact on the business operations, investment performance or reputation of the Fund, but relies upon the Fund's management (including the Fund's portfolio managers), the Fund's Chief Compliance Officer (“CCO”), who reports directly to the Board, and the Adviser (including the Adviser’s Chief Risk Officer (“CRO”)) to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. Under the Fund's multi-manager structure, the Adviser is responsible for oversight, including risk management oversight, of the services provided by the Fund's money managers, and providing reports to the Board with respect to the money managers. In addition to reports and other information received from Fund management and the Adviser regarding the Fund's investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with representatives of the Fund's senior management, including the Fund's CCO, to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Fund. The Board receives quarterly reports from the CCO and the CRO and other representatives of the Fund's senior management which include information regarding risk issues. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee, the Regulatory and Investment Compliance Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Fund's independent public accounting firm to review, among other things, the independent public accounting firm’s comments with respect to the Fund's financial policies, procedures and internal accounting controls and management’s responses thereto. The Board believes it is not possible to identify all risks that may affect the Fund; it is not practical or cost-effective to eliminate or mitigate all risks; and it is necessary for the Fund to bear certain risks (such as investment-related risks) to achieve their investment objectives. The processes or controls developed to address risks may be limited in their effectiveness and some risks may be beyond the reasonable control of the Board, the Fund, the Adviser, the Adviser’s affiliates or other service providers. Because the Chairman and Vice Chairman of the Board and the Chairman and Vice Chairman (as applicable) of each of the Board’s Audit, Regulatory and Investment Compliance and Nominating and Governance Committees are Independent Trustees, the manner in which the Board administers its risk oversight efforts is not expected to have any significant impact on the Board’s leadership structure. The Board has determined that its leadership structure, including its role in risk oversight, is appropriate given the characteristics and circumstances of the Fund, including such factors as the number of Funds it oversees, the Fund's share classes, the Fund's distribution arrangements and the Fund's manager of managers structure. In addition, the Board believes that its leadership structure facilitates the independent and orderly exercise of its oversight responsibilities.
The Trust’s Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee’s current responsibilities. The Audit Committee’s primary functions are: (1) to assist Board oversight of (a) the integrity of the Fund's financial statements, (b) the Trust’s compliance with legal and regulatory requirements that relate to financial reporting, as appropriate, (c) the independent registered public accounting firm’s qualifications and independence, and (d) the performance of the Trust’s independent registered public accounting firm; (2) to oversee the Trust’s accounting and financial reporting policies and practices and its internal controls; and (3) to act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee reviews both the audit and non-audit work of the Trust’s independent registered public accounting firm, submits a recommendation to the Board as to the selection of the independent registered public accounting firm, and pre-approves all audit and non-audit services to be rendered by the independent registered public accounting firm for the Trust. It is management’s responsibility to prepare, or oversee the preparation of, the Fund's financial statements and to maintain appropriate systems for accounting and internal controls and the auditor’s responsibility to plan and carry out a proper audit and to express an opinion on the Fund's financial statements. Currently, the Audit Committee members are Messrs. Jeremy May and Jack R. Thompson and Mses. Michelle L. Cahoon and Ellen M. Needham, each of whom is an Independent Trustee. For the fiscal year ended October 31, 2025, the Audit Committee held 5 meetings.
The Trust’s Board of Trustees has adopted and approved a formal written charter for the Regulatory and Investment Compliance Committee, which sets forth the Regulatory and Investment Compliance Committee’s current responsibilities. The Regulatory and Investment Compliance Committee: (1) shall regularly receive, review and consider reports on certain regulatory and investment-related compliance and risk matters regarding the operation of the Fund, separately and as a whole with other funds of the Trust; (2) shall review with RIM and its affiliates the kind, scope, and format of, and the time periods covered by the reports provided to the Committee; (3) may review with RIM and its affiliates such other regulatory and investment-related compliance matters that are related to the operation of the Fund as the Committee may deem to be necessary or appropriate; and (4) may meet with any officer of the Trust, or officer or other representative of RIM, any money manager to the Fund or other service provider to the Trust. Currently, the Regulatory and Investment Compliance Committee members are Messrs. Vernon Barback, Michael Day and Raymond P. Tennison, Jr. and Mses. Julie Dien Ledoux and Jeannie Shanahan. For the fiscal year ended October 31, 2025, the Regulatory and Investment Compliance Committee held 4 meetings.

The Trust’s Board of Trustees has adopted and approved a formal written charter for the Nominating and Governance Committee, which sets forth the Nominating and Governance Committee’s current responsibilities. The primary functions of the Nominating and Governance Committee are to: (1) nominate and evaluate individuals for Trustee membership on the Board, including individuals who are not interested persons of the Trust for Independent Trustee membership; (2) supervise an annual assessment by the Trustees taking into account such factors as the Committee may deem appropriate; (3) review the composition of the Board; (4) review Independent Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. In evaluating all candidates for membership on the Board, the Nominating and Governance Committee considers, among other factors that it may deem relevant: whether or not the person is willing and able to commit the time necessary for the performance of the duties of a Trustee; whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; the contribution which the person may be expected to make to the Board of the Trust, with consideration being given to the person’s business and professional experience, board experience, education, diversity and such other factors as the Committee, in its sole judgment, may consider relevant; and the character and integrity of the person. In identifying and evaluating Independent Trustee candidates, the Nominating and Governance Committee considers factors it deems relevant which include: whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Board of Trustees of the Trust; whether or not the person has any relationship that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing organizations or funds; and the character and integrity of the person and the contribution which the person can make to the Board. The Nominating and Governance Committee does not have a formal diversity policy but it may consider diversity of professional experience, education and skills when evaluating potential nominees. The Committee will not consider nominees recommended by shareholders of the Fund. Currently, the Nominating and Governance Committee members are Messrs. Jeremy May, Raymond P. Tennison, Jr. and Jack R. Thompson and Mses. Michelle L. Cahoon and Julie Dien Ledoux, each of whom is an Independent Trustee. For the fiscal year ended October 31, 2025, the Nominating and Governance Committee held 1 meeting.
Independent Trustees are paid an annual retainer. Meeting attendance fees are paid for special meetings of the Nominating and Governance Committee and for special Board meetings related to consideration or approval of new investment advisory agreements required as a result of any future change of control of RIM.  Chairperson and vice-chairperson fees are paid at the Board and Committee levels.  In addition, Independent Trustees are reimbursed for any travel and other expenses incurred in attending Board and Committee meetings. The Trust's officers are paid by RIM or its affiliates.
Each Trustee was selected to join the Board based upon a variety of factors, including, but not limited to, the Trustee’s background, business and professional experience, qualifications and skills. No factor, by itself, has been controlling in the selection evaluations.
The following tables provide information for each officer and Trustee of the Fund. The Russell Investments Fund Complex consists of the Trust, Russell Investment Funds (“RIF”), a registered investment company which has nine mutual funds, Russell Investments Exchange Traded Funds (“RIETF” ), a registered investment company which has eight exchange traded funds, the Russell Investments Strategic Credit Fund (“RISCF”), a registered closed-end investment company operating as an “interval fund,” and the Russell Investments New Economy Infrastructure Fund (“RINEIF”), a registered closed-end investment company operating as an “interval fund.” Each of the Trustees is a trustee of the Trust, RIF, RIETF, RISCF and RINEIF. The first table provides information for the Interested Trustee. The second table provides information for the Independent Trustees. The third table provides information for the officers.
Each Trustee possesses the following specific attributes: Ms. Cahoon has had experience as the senior financial executive of other investment companies and their investment adviser and distributor, as well as a certified public accountant who previously provided audit services in the financial sector at a multi-national accounting firm; Mr. Day has had experience as an executive-level leader in corporate finance and accounting, as a member of the boards of other companies and non-profit organizations, and as a certified public accountant; Ms. Ledoux has had investment experience as a portfolio manager and has had experience as a member of the board of trustees of other investment companies; Mr. May has had business, financial services, accounting and investment management experience as a senior executive and board member of financial services, investment management and other organizations, as well as experience as a board member of other investment companies and as a certified public accountant; Ms. Needham has had experience in executive management roles with other financial services institutions and has had experience as a member of the board of trustees of other investment companies and has been determined by the Board to be an “audit committee financial expert”; Ms. Shanahan has had financial, risk management, governance and compliance experience in highly regulated industries as a senior executive at large financial institutions, and as a member of the board of a non-profit organization; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; and Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies. Mr. Barback has had experience as a senior executive of other financial services companies with responsibility for investment, financial, and operational matters affecting asset managers and related service providers. As a senior officer of an affiliate of RIM, Mr. Barback is in a position to provide the Board with such entity’s perspectives on the management, operations and distribution of the Fund.
Name, Age, Address	Position(s) Held With Trust and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEE
Vernon Barback# Born 1956 401 Union Street, 18th Floor, Seattle, WA 98101	●President and Chief Executive Officer since 2022 ●Trustee since 2021	●Until successor is chosen and qualified by Trustees ●Until successor is duly elected and qualified	●President and CEO, RIC and RIF ●Vice Chairman, Russell Investments ●From 2022 to 2024, Chief Operating Officer, Russell Investments ●From 2021 to 2022, Chief Administrative Officer, Russell Investments ●From 2019 to 2021, Vice Chairman, Russell Investments	49	None
*
Each Trustee shall retire from service on the Board of Trustees at the end of the calendar year in which the Trustee reaches 75 years of age. However, at the discretion of the Board, a one-year waiver may be granted from the application of the policy, which will allow the Trustee to continue to serve on the Board for an additional one-year period following the end of the calendar year in which the Trustee reaches 75 years of age. A maximum of five one-year waivers may be granted by the Board to the Trustee.
#
Mr. Barback is Vice Chairman of an affiliate of RIM and is therefore an Interested Trustee.
Name, Age, Address	Position(s) Held With Trust and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Michelle L. Cahoon Born 1966 401 Union Street, 18th Floor, Seattle, WA 98101	●Trustee since 2021 ●Vice Chairman since 2026	●Until successor is duly elected and qualified ●Approved Annually	●Retired ●Trustee, Fairway Private Equity & Venture Capital Opportunities Fund (investment company)	49	●Trustee, Fairway Private Equity & Venture Capital Opportunities Fund (investment company)
Michael Day Born 1957 401 Union Street, 18th Floor, Seattle, WA 98101	●Trustee since 2021	●Until successor is duly elected and qualified	●From 2019 to 2023, President and Chief Executive Officer, Topa Insurance Group (insurance company)	49
●From 2016 to
2023, Director,
Topa Insurance
Group (insurance
company)
●From 2020 to
2022, Director,
Puppet, Inc.
(information
technology
company)
●Director, Somos,
Inc. (information
technology
company)

Julie Dien Ledoux Born 1969 401 Union Street, 18th Floor, Seattle, WA 98101	●Trustee since 2019 ●Chairman since 2026	●Until successor is duly elected and qualified ●Approved Annually	●Retired	49	None

Name, Age, Address	Position(s) Held With Trust and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Jeremy May Born 1970 401 Union Street, 18th Floor, Seattle, WA 98101	●Trustee since 2021 ●Chairman of the Nominating and Governance Committee since 2025	●Until successor is duly elected and qualified ●Until successor is duly elected and qualified	●Founder and Chief Executive Officer, Paralel Technologies LLC (information technology company) ●Until 2024, Director, TFIN.AI LLC (financial services company) ●Until March 2021, Chief Operating Officer of Magnifi LLC (information technology company)	49
●Trustee, New Age
Alpha Funds
Trust and New
Age Alpha
Variable Funds
Trust (investment
companies)
●Trustee, Bow
River Capital
Evergreen Fund
(investment
company)
●Until 2024,
Director, TFIN.AI
LLC (financial
services
company)
●Until 2022,
Trustee, New Age
Alpha Trust
(investment
company)
●Until 2021,
Trustee, Reaves
Utility Income
Fund (investment
company)
●Until 2021,
Trustee, ALPS
Series Trust
(investment
company)

Name, Age, Address	Position(s) Held With Trust and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Ellen M. Needham Born 1967 401 Union Street, 18th Floor, Seattle, WA 98101	●Trustee since 2024 ●Chairman of the Audit Committee since 2026	●Until successor is duly elected and qualified ●Until successor is duly elected and qualified	●Retired ●Until 2023, Senior Managing Director, State Street Global Advisors; Chairman, SSGA Funds Management, Inc.; President and Director, SSGA Funds Management, Inc., and Director, State Street Global Advisors, Funds Distributors, LLC (financial services companies)	49
●Trustee,
GoldenTree
Opportunistic
Credit Fund
(investment
company)
●Trustee, The
2023 ETF Series
Trust (investment
company)
●Until 2025,
Trustee, The
2023 ETF Series
Trust II
(investment
company)
●Until 2023,
Trustee, State
Street Navigator
Securities
Lending Trust,
State Street
Institutional
Investment Trust,
State Street
Institutional
Funds, State
Street Master
Funds, SSGA
Funds, Elfun
Government
Money Market
Fund, Elfun
Tax-Exempt
Income Fund,
Elfun Income
Fund, Elfun
Diversified Fund,
Elfun
International
Equity Fund and
Elfun Trusts
(investment
companies)
●Until 2023,
Director, State
Street Variable
Insurance Series
Funds, Inc.
(investment
company)

Jeannie Shanahan Born 1964 401 Union Street, 18th Floor, Seattle, WA 98101	●Trustee since 2021 ●Chairman of the Regulatory and Investment Compliance Committee since 2023	●Until successor is duly elected and qualified ●Until successor is duly elected and qualified	●Until 2021, President of Twin Star Consulting, LLC (consulting company)	49	None
Raymond P. Tennison, Jr. Born 1955 401 Union Street, 18th Floor, Seattle, WA 98101	●Trustee since 2000	●Until successor is duly elected and qualified	●Retired	49	None
Jack R. Thompson Born 1949 401 Union Street, 18th Floor, Seattle, WA 98101	●Trustee since 2005	●Until successor is duly elected and qualified	●Retired	49	None

*
Each Trustee shall retire from service on the Board of Trustees at the end of the calendar year in which the Trustee reaches 75 years of age. However, at the discretion of the Board, a one-year waiver may be granted from the application of the policy, which will allow the Trustee to continue to serve on the Board for an additional one-year period following the end of the calendar year in which the Trustee reaches 75 years of age. A maximum of five one-year waivers may be granted by the Board to the Trustee.
Name, Age, Address	Position(s) Held With Trust and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Vernon Barback Born 1956 401 Union Street, 18th Floor, Seattle, WA 98101	●President and Chief Executive Officer since 2022	●Until successor is chosen and qualified by Trustees
●President and CEO, RIC, RIF, RIETF, RISCF and RINEIF
●Vice Chairman, Russell Investments
●From 2022 to 2024, Chief Operating Officer, Russell
Investments
●From 2021 to 2022, Chief Administrative Officer, Russell
Investments
●From 2019 to 2021, Vice Chairman, Russell Investments

Cheryl Wichers Born 1966 401 Union Street, 18th Floor, Seattle, WA 98101	●Chief Compliance Officer since 2005	●Until removed by Independent Trustees
●Chief Compliance Officer, RIC, RIF, RIETF, RISCF and
RINEIF
●Chief Compliance Officer, Russell Investments Fund
Services, LLC (“RIFUS”)
●Until June 2026, Chief Compliance Officer, Venerable
Variable Insurance Trust

Ross Erickson Born 1970 401 Union Street, 18th Floor, Seattle, WA 98101	●Treasurer, Chief Accounting Officer and Chief Financial Officer since 2025	●Until successor is chosen and qualified by Trustees
●Director, Head of North American Fund Operations, Russell
Investments
●Treasurer, Chief Accounting Officer and Chief Financial
Officer, RIC, RIF, RIETF, RISCF and RINEIF
●Principal Executive Officer, Russell Investments Trust
Company
●President, Russell Investments Fund Management, LLC
●Director, Russell Investments Financial Services, LLC
(“RIFIS”) and RIFUS
●Until June 2026, Treasurer, Venerable Variable Insurance
Trust
●Until June 2025, Assistant Treasurer, RIC, RIF, RIETF,
RISCF and RINEIF
●Until March 2022, Director, Fund Administration

Kate El-Hillow Born 1974 401 Union Street, 18th Floor, Seattle, WA 98101	●Chief Investment Officer since 2021	●Until removed by Trustees
●Chief Investment Officer and President, Russell
Investments
●Chief Investment Officer, RIC, RIF, RIETF, RISCF and
RINEIF
●President, RIM
●Until 2021, Deputy Chief Investment Officer, Senior
Portfolio Manager, Head of Strategy Selection and Head of
Portfolio Management & Risk, Goldman Sachs

Mary Beth Albaneze Born 1969 401 Union Street, 18th Floor, Seattle, WA 98101	●Secretary and Chief Legal Officer since 2010	●Until successor is chosen and qualified by Trustees	●Associate General Counsel, Russell Investments ●Secretary, RIM, RIFUS and RIFIS ●Secretary and Chief Legal Officer, RIC, RIF, RIETF, RISCF and RINEIF ●Secretary, U.S. One, LLC

Trustee Compensation Table
For The Fiscal Year Ended October 31, 2025
	AGGREGATE COMPENSATION FROM RIC	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF RIC EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM RIC AND RUSSELL INVESTMENTS FUND COMPLEX PAID TO TRUSTEES
INTERESTED TRUSTEE
Vernon Barback	N/A	N/A	N/A	N/A
INDEPENDENT TRUSTEES
Michelle L. Cahoon	$252,219	$0	$0	$274,500
Michael Day	$238,437	$0	$0	$259,500
Julie Dien Ledoux	$278,409	$0	$0	$303,000
Jeremy May	$250,844	$0	$0	$273,000
Ellen M. Needham	$238,437	$0	$0	$259,500
Jeannie Shanahan	$252,219	$0	$0	$274,500
Raymond P. Tennison, Jr.	$333,535	$0	$0	$363,000
Jack R. Thompson	$243,497	$0	$0	$265,000
Equity Securities Beneficially Owned By Trustees
AS OF The Calendar Year Ended December 31, 2025
	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN RUSSELL INVESTMENTS FUND COMPLEX
INTERESTED TRUSTEE
Vernon Barback	None	Over $100,000
INDEPENDENT TRUSTEES
Michelle L. Cahoon	None	Over $100,000
Michael Day	None	Over $100,000
Julie Dien Ledoux	None	Over $100,000
Jeremy May	None	Over $100,000
Ellen M. Needham	None	$50,001-$100,000
Jeannie Shanahan	None	Over $100,000
Raymond P. Tennison, Jr.	None	Over $100,000
Jack R. Thompson	None	Over $100,000

Prior to the date of this SAI, the Fund had not yet commenced operations and therefore, as of December 31, 2025, the
Trustees and officers of the Fund, as a group, did not beneficially own any Shares of the Fund.

Operation Of RIC
SERVICE PROVIDERS.
RIC's principal service providers are:
Adviser	Russell Investment Management, LLC (“RIM”)
Administrator and Transfer and Dividend Disbursing Agent	Russell Investments Fund Services, LLC (“RIFUS”)
Money Managers	Multiple professional discretionary investment management organizations
Custodian and Portfolio Accountant	State Street Bank and Trust Company
Distributor and Principal Underwriter	Russell Investments Financial Services, LLC (“RIFIS”)
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP
The Trustees, on behalf of the Trust, enter into service agreements with RIM, RIFUS and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not third-party beneficiaries of such agreements.
ADVISER.
The Fund's investment adviser is RIM, 401 Union Street, 18th Floor, Seattle, WA 98101. RIM was established in 1982 and pioneered the “multi-style, multi-manager” investment method in mutual funds. RIM provides or oversees the provision of all investment advisory and portfolio management services and makes the day-to-day investment decisions for the Fund. In rendering investment advisory services to the Fund, RIM may use the portfolio management, research or other resources of a foreign (non-U.S.) affiliate of RIM and may provide services to the Fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC. Under this relief, U.S. registered investment advisers are allowed to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.
RIM is an indirect, wholly-owned subsidiary of Russell Investments Group, Ltd., through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. (“TA Associates”) (the “TA Funds”) indirectly have a majority ownership interest through alternative investment vehicles (the “TA Alternative Investment Vehicles”) and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. (“Reverence Capital”) (the “Reverence Capital Funds”) indirectly have a significant minority controlling ownership interest through certain Reverence Capital Funds and alternative investment vehicles (the “Reverence Capital Entities”) in RIM and its affiliates (“Russell Investments”). The TA Alternative Investment Vehicles are ultimately controlled by TA Associates Cayman, LLC, and the Reverence Capital Entities are ultimately controlled by Milton Berlinski, Alexander Chulack and Peter Aberg. TA Associates is one of the oldest and most experienced global growth private equity firms. Reverence Capital is a private investment firm, focused on investing in leading financial services companies. Certain of Russell Investments’ employees, which may include an officer of the Trust, and Hamilton Lane Advisors, LLC, also hold minority, non-controlling positions in Russell Investments Group, Ltd.
Subject to the approval of the Fund’s Board, RIM selects, oversees and evaluates the performance results of the Fund’s money managers and allocates Fund assets among multiple money manager investment strategies. RIM may change the Fund’s asset allocation at any time, including not allocating Fund assets to one or more money manager strategies. With the exception of Efficient Capital Management, LLC (“Efficient”), each money manager has a discretionary asset management assignment pursuant to which it is allocated a portion of Fund assets to manage directly and selects the individual portfolio instruments for the assets assigned to it.  Efficient recommends certain Fund money managers to RIM, directs those money managers with respect to target volatility levels and advises RIM with respect to the Fund’s allocations among those money managers. RIM does not evaluate the investment merits of a money manager’s individual security selections or recommendations.  Money managers are unaffiliated with RIM. RIM manages the Fund’s cash balances. RIM may also manage portions of the Fund during transitions between money managers. RIM, as agent for RIC, pays the money managers’ fees for the Funds, as a fiduciary for the Fund, out of the advisory fee paid by the Fund to RIM. The remainder of the advisory fee is retained by RIM as compensation for the services described above and to pay expenses.
The Fund pays the following annual advisory fee directly to RIM, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of the Fund:

Fund	Asset Level	Fee
Russell Investments Alternatives Diversifier Fund	All assets	[2.00]%
The Fund invests its cash reserves in an unregistered cash management fund advised by RIM. RIM has waived its 0.05% advisory fee for the unregistered fund.
Prior to the date of this SAI, the Fund had not yet commenced operations and therefore, as of the prior fiscal year, the Fund paid no advisory fees to RIM.
ADMINISTRATOR.
RIFUS, with the assistance of RIM and its affiliates, provides the Fund with office space, equipment and the personnel necessary to operate and administer the Fund's business and to supervise the provision of services by certain third parties such as the custodian. RIFUS, like RIFIS (the Fund's distributor), is a wholly-owned subsidiary of RIM (the Fund's adviser).
The Fund pays an administrative fee directly to RIFUS, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of the Fund. Services which are administrative in nature are provided by RIFUS pursuant to an Administrative Agreement for an annual fee of up to 0.05% of the average daily net asset value of the Fund.
The Fund invests its cash reserves in an unregistered cash management fund administered by RIFUS. RIFUS charges a 0.05% administrative fee to the unregistered fund.
Prior to the date of this SAI, the Fund had not yet commenced operations and therefore, as of the prior fiscal year, the Fund paid no administrative fees to RIFUS.
ORGANIZATION AND MANAGEMENT OF WHOLLY OWNED SUBSIDIARY OF THE FUND.
The Fund intends to gain exposure to commodity markets by investing up to 25% of its total assets in the Subsidiary.
The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands. The Subsidiary’s affairs are overseen by a board consisting of three directors.
The Subsidiary has entered into separate contracts with RIM and RIFUS whereby RIM and RIFUS provide investment advisory and administrative services, respectively, to the Subsidiary. In addition, RIM may enter into money manager agreements with certain of the Fund’s money managers to manage the portion of the Subsidiary’s assets assigned to them. Neither RIM, RIFUS nor the money managers receive separate compensation from the Subsidiary for providing it with investment advisory or administrative services. However, the Fund pays RIM and RIFUS based on the Fund’s assets, including the assets invested in its Subsidiary. The Subsidiary has also entered into a separate contract for the provision of custody services with the same or with an affiliate of the same service provider that provides those services to the Fund. The Fund is the sole shareholder of its Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.
The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, RIM and the money managers, in managing the Subsidiary, are subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, industry concentration, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares. These policies and restrictions are described elsewhere in detail in this SAI. The Fund’s CCO oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Fund’s Board of Trustees regarding the Subsidiary’s compliance with its policies and procedures. The Fund and its Subsidiary will test for compliance with certain investment restrictions on a consolidated basis.
Please refer to the section in this SAI titled “Taxes-Tax Treatment of Investment in the Subsidiary” for information about certain tax aspects of the Fund’s investment in the Subsidiary.
PORTFOLIO MANAGERS.
The RIM Managers (RIM’s employees who manage the Fund, oversee the Fund's asset allocation and have primary responsibility for the management of the Fund) are compensated by RIM with salaries, annual incentive awards (paid in cash and/or awarded as part of an equity incentive plan) and profit-sharing contributions. Salaries are fixed annually and are driven by the marketplace. Although compensation is not directly affected by an increase in Fund assets, RIM Managers are responsible for aiding in client retention and assistance in RIM assets under management growth.
Annual incentive awards for the RIM Managers of the Fund are assessed by senior management based on the following:

●
Qualitative measures, such as a RIM Manager’s quality of decisions made for the accounts, contributions to client services efforts and improvement of RIM’s investment process. RIM Managers are evaluated on the performance of the total portfolio and all related decisions, for example, money manager selection, timing of money manager change decisions, direct investment activities and risk management.
●
Quantitative measures (fund performance). RIM Managers receive a quantitative performance assessment score for the Funds they manage. Fund performance is measured relative to the Fund's secondary benchmark. The score is predominantly based on 1-year and 3-year measurement horizons. A 2-year horizon may be used when the Fund does not have 3-years of performance history.
RIM Managers may be responsible for one or more funds. In determining annual incentive awards, fund weightings for RIM Managers who are responsible for more than one fund are determined at the beginning of each yearly assessment period and signed off by the Co-Heads of Portfolio Management (“Co-Heads of PM”). These funds and the assessment weighting for each fund are recorded in a central system at the beginning of the assessment period. Each fund may have an equal weight, could be asset weighted, could be a combination of the two, or could be a custom set of applicable weights. Importantly, the assessment weighting for each fund is approved by the Co-Heads of PM at the beginning of the assessment period. The central system tracks the performance of the allocations throughout the assessment period and delivers a score at the end of the period to be used in the RIM Manager’s evaluation.
As of [ ], 2026, the market index used for the RIM Managers’ quantitative performance assessment for the Fund is 60% HFRI Trend Following Directional Index / 40% HFRI Long Volatility Index.
RIM Manager evaluations, salary and annual incentive award recommendations are conducted and reviewed by the Co-Heads of PM. Russell Investments’ compensation committee approves salaries and annual incentive awards after the Co-Heads of PM’s recommendations have been reviewed by the Chief Investment Officer.
The equity incentive plan provides key professionals with shares and/or options, the values of which are tied to Russell Investments' financial performance. Awards under the equity incentive plan are based on the expected future contribution to the success of Russell Investments and vest over a number of years. Based on Russell Investments’ Board of Directors’ approval, the shares may also be eligible for dividend payments. The market value of the equity incentive plan is reviewed and approved annually by Russell Investments’ Board of Directors.
RIM Managers earning over a specified amount of total cash compensation (salary plus annual incentive awards) are eligible to participate in the Deferred Compensation Plan. The Deferred Compensation Plan allows the RIM Manager to voluntarily elect to defer receipt of a portion of his/her cash compensation for a given year. Deferred amounts are placed at the RIM Manager’s discretion in either a retirement or scheduled withdrawal account with distributions made accordingly.
For the profit sharing plan, contributions by Russell Investments will be made at the discretion of Russell Investments’ Board of Directors based on a profitability assessment (which may include factors in addition to achieving the operating profit plan). The annual determination of whether or not Russell Investments’ profitability warrants a discretionary contribution will be solely within the Russell Investments’ Board of Directors’ discretion and not based on a static formula. Russell Investments matches employee contributions to the profit sharing plan up to 5% of eligible base pay.
Equity Securities Beneficially Owned By Rim Managers In The Fund
AS OF The Fiscal Year Ended October 31, 2025
RIM MANAGERS OF THE FUND	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Mark Raskopf	None	Russell Investments Alternatives Diversifier Fund
Grace Uniacke	None	Russell Investments Alternatives Diversifier Fund
Nikki Zhou	None	Russell Investments Alternatives Diversifier Fund

Prior to the date of this SAI, the Fund had not yet commenced operations and therefore, as of October 31, 2025, the RIM Managers did not own any Shares of the Fund.
RIM Managers typically manage multiple portfolios. These portfolios may include mutual funds, exchange-traded funds, interval funds, separate accounts, unregistered funds and commingled trusts. Russell Investments’ investment process, which includes money manager selection and proprietary asset allocation, is guided by the principle that all portfolios will be treated in a fair and equitable manner. To adhere to this guiding principle, RIM Managers follow a process of constructing portfolios in accordance with regulatory and investment guidelines and then selecting money managers to fulfill those needs.

Specifically, RIM Managers make money manager selection and allocation decisions for each portfolio based on a variety of factors relevant to that portfolio. The investment process dictates that RIM Managers utilize RIM’s manager research analysis and manager rankings to assist in selecting the most suitable money manager(s) to meet the unique investment needs of the various portfolios they manage.
 At the core of Russell Investments’ investment process is a robust oversight and peer review program for money manager selection. It includes the hiring, termination and retention of money managers.  This process is overseen by Russell Investments’ Investment Strategy Committee (“ISC”) and the Co-Heads of PM.
Occasionally, a particular money manager may restrict the total amount of capacity they will allocate to Russell Investments portfolios. If, however, the total allocation is too small to be shared in a meaningful size across all Russell Investments portfolios or if the money manager restricts the absolute number of assignments they will accept from Russell Investments, it is the RIM Manager’s responsibility to determine which portfolios receive the allocation. In cases where a RIM Manager is managing multiple portfolios and must allocate a manager differently across her/his funds, or multiple RIM Managers must allocate the same manager differently across their funds, both the Co-Heads of PM and the ISC must review and ratify the recommendations.
Other Accounts Managed By Rim Managers
And Assets Under Management In The Accounts
As Of [ ], 2026
RIM Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
Mark Raskopf	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	$[ ]
Grace Uniacke	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	$[ ]
Nikki Zhou	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	$[ ]
[None of the above Other Accounts Managed by RIM Managers has an advisory fee based on the performance of the account.]
MONEY MANAGERS.
The Fund's money managers are discretionary managers for a portion of the Fund's portfolio. The money managers are not affiliates of RIC or RIM. Some money managers (and their affiliates) may effect brokerage transactions for the Fund (see “Brokerage Allocations” and “Brokerage Commissions”). Money managers may serve as advisers or discretionary and/or non-discretionary managers for RIETF, RIF, Russell Investments Trust Company, other investment vehicles sponsored or advised by RIM or its affiliates, consulting clients of RIM, offshore vehicles and/or for accounts which have no business relationship with RIM or its affiliates.
From its advisory fee received from the Fund, RIM, as agent for RIC, pays all fees to the money managers for their investment advisory services. Money manager fees are determined through arm’s-length negotiations with RIM. These negotiations take into account, among other factors, the anticipated nature and quality of services to be rendered, the current and expected future level of business with the money manager, and fees charged by the money manager and other money managers for services provided to funds and accounts with similar investment mandates. A sliding fee scale corresponding to future levels of assets may be agreed upon to reflect economies of scale that may be achieved as a result of cash inflows or market appreciation. RIM periodically reviews money manager fee levels and renegotiates these agreements as appropriate. Quarterly, each money manager is paid the pro rata portion of an annual fee, which is typically based on the average for the quarter of all the assets or notional trading level with respect to which the money manager provides its services. Prior to the date of this SAI, the Fund had not yet commenced operations and therefore, as of the end of the prior fiscal year, RIM paid no fees to the money managers.
Each money manager has agreed that it will look only to RIM for the payment of the money manager’s fee, after RIC has paid RIM. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. Some money managers may benefit as a result of brokerage commissions received by their broker-dealer affiliates that execute portfolio transactions for the Fund.

CUSTODIAN AND PORTFOLIO ACCOUNTANT.
State Street Bank and Trust Company (“State Street”) serves as the custodian and fund accountant for the Fund. As custodian, State Street is responsible for the safekeeping of the Fund's assets and the appointment of any subcustodian banks and clearing agencies. State Street also provides basic portfolio recordkeeping required for the Fund for regulatory and financial reporting purposes. The mailing address for State Street is: 1776 Heritage Drive, North Quincy, MA 02171.
DISTRIBUTOR.
Russell Investments Financial Services, LLC (the “Distributor” or “RIFIS”) serves as the distributor of RIC Shares. Class A Shares of the Fund pay for distribution-related services pursuant to RIC’s Rule 12b-1 Distribution Plan.  As permitted by RIC’s Rule 12b-1 Distribution Plan, the Distributor has entered into arrangements with Selling Agents (as defined below) to perform certain distribution services for certain Share classes of the Fund. The distribution fees paid by the Fund to the Distributor are then paid by the Distributor to these Selling Agents. The Distributor does not retain any of the distribution fees paid to it by the Fund.  Any amounts that are unable to be paid to the Selling Agents are returned to RIC.  The Distributor keeps a portion of the front-end sales charge imposed on Class A Shares. Financial Intermediaries receive the remaining amount of the front-end sales charge imposed on Class A Shares and may be deemed to be underwriters of the relevant Fund as defined in the Securities Act of 1933, as amended (“Securities Act”). Financial Intermediaries that sell Class A Shares may also receive the distribution fee payable under the Fund's Distribution Plan at an annual rate of up to 0.75% (presently limited to 0.25%) of the average daily net assets represented by the Class A Shares sold by them.
The Distributor distributes shares of the Fund continuously, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund Shares. The Distributor is a wholly-owned subsidiary of RIM and its mailing address is 401 Union Street, 18th Floor, Seattle, WA 98101.
TRANSFER AND DIVIDEND DISBURSING AGENT.
RIFUS serves as the transfer and dividend disbursing agent for RIC. For this service, RIFUS is paid a fee for transfer agency and dividend disbursing services provided to RIC. RIFUS retains a portion of this fee for its services provided to RIC and pays the balance to unaffiliated agents who assist in providing these services. RIFUS’s mailing address is 401 Union Street, 18th Floor, Seattle, WA 98101.
ORDER PLACEMENT DESIGNEES.
The Distributor or its affiliates have authorized certain Financial Intermediaries to accept on its behalf purchase and redemption orders for RIC Shares. Certain Financial Intermediaries are authorized, subject to approval of the Distributor, to designate other intermediaries to accept purchase and redemption orders on RIC’s behalf. With respect to those intermediaries, RIC will be deemed to have received a purchase or redemption order at the time such a Financial Intermediary or, if applicable, an authorized designee, accepts the order. The customer orders will be priced at the Fund’s net asset value next computed after they are accepted by such a Financial Intermediary or an authorized designee, provided that Financial Intermediary or an authorized designee timely transmits the customer order to RIC.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
PricewaterhouseCoopers LLP (“PwC”) serves as the Independent Registered Public Accounting Firm of the Trust. PwC is responsible for performing annual audits of the financial statements of the Fund in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and providing federal tax return preparation services and other tax compliance services. The mailing address of PwC is 1420 Fifth Avenue, Suite 2800, Seattle, WA 98101.
CODES OF ETHICS.
The Trust, RIM, the Distributor and each money manager have each adopted a code of ethics which complies in all material respects with applicable law and which is intended to protect the interests of the Fund's shareholders. The codes of ethics are designed to prevent affiliated persons of the Trust, RIM, the Distributor and the money managers from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics generally permit investment personnel to trade securities for their own account, including securities that may be purchased or held by the Fund, subject to restrictions on personal securities trading specified in the applicable code of ethics. Each code of ethics has been filed with the SEC and may be viewed by the public.

Because each money manager is an entity not affiliated with the Trust or RIM, RIM relies on each money manager to monitor the personal trading activities of the money manager’s personnel in accordance with that money manager’s code of ethics. Each money manager provides RIM with a quarterly certification of the money manager’s compliance with its code of ethics and a report of any significant violations of its code.
PLAN PURSUANT TO RULE 18f-3.
SEC Rule 18f-3 under the 1940 Act permits a registered open-end investment company to issue multiple classes of Shares in accordance with a written plan approved by the investment company’s board of trustees that is filed with the SEC. The key features of the Rule 18f-3 plan are as follows: Shares of each class of the Fund represent an equal pro rata interest in the underlying assets of the Fund, and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class of Shares offered in connection with a Rule 12b-1 plan may bear certain fees under its respective Rule 12b-1 plan and may have exclusive voting rights on matters pertaining to that plan and any related agreements; (2) each class of Shares may contain a conversion feature; (3) each class of Shares may bear differing amounts of certain class expenses; (4) different policies may be established with respect to the payment of distributions on the classes of Shares of the Fund to equalize the net asset values of the classes or, in the absence of such policies, the net asset value per share of the different classes may differ at certain times; (5) each class of Shares of the Fund may have different exchange privileges from another class; (6) each class of Shares of the Fund may have a different class designation from another class of the Fund; and (7) each class of Shares offered in connection with a shareholder servicing plan would bear certain fees under its respective plan.
DISTRIBUTION PLAN.
Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which mutual funds may, directly or indirectly, bear distribution expenses. Rule 12b-1 provides that mutual funds may pay for such expenses only pursuant to a plan adopted in accordance with Rule 12b-1. The Fund has adopted a distribution plan (the “Distribution Plan”) in accordance with the Rule.
Description of the Distribution Plan for the Fund
In adopting the Distribution Plan for the Fund, a majority of the Trustees, including a majority of the Independent Trustees who are not “interested persons” (as defined in the 1940 Act) of RIC and who have no direct or indirect financial interest in the operation of any Distribution Plan or in any agreements entered into in connection with any Distribution Plan (the “Independent Trustees”), have concluded, in conformity with the requirements of the 1940 Act, that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. In connection with the Trustees’ consideration of whether to adopt the Distribution Plan for the Fund, the Distributor, as the Fund’s principal underwriter, represented to the Trustees that the Distributor believed that the Distribution Plan was expected to result in increased sales and asset retention for the Fund by enabling the Fund to reach and retain more investors and Financial Intermediaries (such as brokers, banks, financial planners, investment advisers and other financial institutions), although it is impossible to know for certain, in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that the Fund would have.
The 12b-1 fees may be used to compensate (a) Selling Agents (as defined below) for sales support services provided, and related expenses incurred with respect to Class A  Shares, by such Selling Agents, and (b) the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate Selling Agents for providing sales support services. The Distribution Plan is a compensation-type plan. As such, RIC makes no distribution payments to the Distributor with respect to Class A  Shares except as described above. Therefore, RIC does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from RIC, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor’s overhead expenses. However, the Distributor may be able to recover such amount or may earn a profit from future payments made by RIC under the Distribution Plan.
The Distribution Plan provides that the Fund may spend annually, directly or indirectly, up to 0.75% of the average daily net asset value of its Class A  Shares for any activities or expenses primarily intended to result in the sale of Class A  Shares of the Fund. Such payments by RIC will be calculated daily and paid as billed. Any amendment to increase materially the costs that Shares may bear for distribution pursuant to the Distribution Plan shall be effective upon a vote of the holders of the affected Class of the lesser of (a) more than fifty percent (50%) of the outstanding Shares of the affected Class of the Fund or (b) sixty-seven percent (67%) or more of the Shares of the affected Class of the Fund present at a shareholders’ meeting, if the holders of more than 50% of the outstanding Shares of the affected Class of the Fund are present or represented by proxy (a “1940 Act Vote”) and a vote of the Trustees, including a majority of the Independent Trustees. The Distribution Plan does not provide for the Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures are incurred, must be made to the Trustees for their review. To remain in effect, the Distribution Plan must be approved annually by a vote of the Trustees, including a majority of the Independent Trustees. Also, any material amendments must be approved by a vote of the Trustees, including a majority of the Independent Trustees. While the Distribution Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees. The Distribution Plan is terminable without penalty at any time by (a) a vote of a majority of the Independent Trustees, or (b) a vote of the holders of the lesser of (i) more than fifty percent (50%) of the outstanding Shares of the affected Class of the Fund or (ii) a 1940 Act Vote.
Selling Agent Agreements for the Fund
Under the Distribution Plans, the Distributor may enter into agreements (“Selling Agent Agreements”) with Financial Intermediaries to provide sales support services with respect to Fund Shares held by or for the customers of the Financial Intermediaries. Financial Intermediaries that have entered into Selling Agent Agreements are referred to in this SAI as “Selling Agents.”
As of the date of this SAI, the Fund had not yet commenced operations and thus, no shares of the Fund were issued during the fiscal years ended October 31, 2025, 2024 and 2023.
FUND EXPENSES.
The Fund pays all its expenses other than those expressly assumed by RIM and RIFUS. The principal expenses of the Fund are the annual advisory fee, the annual administrative fee and the transfer agency fee, payable to RIM and RIFUS, respectively. The Fund's other expenses include: fees for independent accountants, legal, registrar, custodian, dividend disbursement, portfolio and shareholder recordkeeping services, and maintenance of tax records; state taxes; brokerage fees and commissions; insurance premiums; association membership dues; fees for filing of reports and registering Shares with regulatory bodies; index licensing fees; and such infrequent and/or unusual expenses as may arise, such as federal taxes and expenses incurred in connection with litigation proceedings and claims and the legal obligations of RIC to indemnify the Trustees, officers, employees, shareholders, distributors and agents with respect thereto. Whenever an expense can be attributed to a particular Fund or class of Shares, the expense is charged to that Fund or class of Shares. Common expenses are allocated among the RIC Funds based primarily upon their relative net assets.
PURCHASE, EXCHANGE AND REDEMPTION OF FUND SHARES.
As described in the Prospectus, the Fund provides you with different classes of shares based upon your individual investment needs.
Each class of Shares of the Fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of Shares, net income per share, dividends per share and net asset value per share will vary for each class of Shares. There are no conversion, preemptive or other subscription rights.
Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of Shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of Shares may include (i) payments pursuant to the distribution plan or shareholder services plan for that specific class, (ii) transfer agency fees attributable to a specific class of Shares, (iii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of Shares, (iv) SEC and state securities registration fees incurred by a specific class, (v) the expense of administrative personnel and services required to support the shareholders of a specific class of Shares, (vi) litigation or other legal expenses relating to a specific class of Shares, (vii) audit or accounting expenses relating to a specific class of Shares, (viii) the expense of holding meetings solely for shareholders of a specific class and (ix) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of Shares.
The Fund's Distributor reserves the right to move a shareholder from a Share Class of the Fund that pays 12b-1 fees to a Share Class of the Fund that does not pay 12b-1 fees if such shareholder no longer has a relationship with a Financial Intermediary and holds Fund Shares directly with the Fund's Transfer Agent. For cost basis reporting to the Internal Revenue Service (the “IRS”), the Fund's Transfer Agent will treat the exchange as a non-taxable event and will carry any cost basis the Transfer Agent is tracking for the shareholder to the new Share Class.

Converting from Class S to Class A Shares
Depending upon the policies and operational capabilities of your Financial Intermediary, you may convert Class S Shares held in an account that charges an advisory fee, management fee, consulting fee or other similar fee for services (a “fee-based program”) to Class A Shares without the incurrence of a front-end sales charge if you are leaving or have left the fee-based program.  Depending upon the policies and operational capabilities of your Financial Intermediary, if you have already redeemed your Class S Shares, the foregoing requirements apply and you must purchase Class A Shares within 90 days after redeeming your Class S Shares to receive the Class A Shares without paying a front-end sales charge. Any investments of Class A Shares that are not part of the Class S Share redemption proceeds are subject to a front-end sales charge.  RIFUS believes that a conversion between classes of the same Fund is not a taxable event; however, you must check with your Financial Intermediary to determine if they will process the conversion as non-taxable. Please consult with your Financial Intermediary and your tax adviser for more information.
VALUATION OF FUND SHARES.
The net asset value per share of each class of Shares is calculated separately for each Fund class on each business day on which Shares are offered or redemption orders are tendered. A business day is one on which the New York Stock Exchange (“NYSE”) is open for regular trading. Currently, the NYSE is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Net asset value per share is computed for each class of Shares of the Fund by dividing the current value of the Fund’s assets attributable to each class of Shares, less liabilities attributable to that class of Shares, by the number of each individual class of Shares of the Fund outstanding and rounding to the nearest cent. Information regarding the Fund’s current net asset value per Share is available at https://russellinvestments.com. For additional information regarding the calculation of Fund net asset value, please see the section titled “HOW NET ASSET VALUE IS DETERMINED” in the Prospectus.
The Fund's portfolio securities actively trade on foreign exchanges which may trade on Saturdays and on days that the Fund does not offer or redeem Shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the net asset value of Fund Shares when the shareholder is not able to purchase or redeem Fund Shares. Further, because foreign securities markets may close prior to the time the Fund determines its net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Fund calculates its net asset value may not be reflected in the calculations of net asset value unless RIM (with the assistance of RIFUS) determines that a particular event would materially affect the net asset value.
VALUATION OF PORTFOLIO SECURITIES.
The Fund values its portfolio instruments according to securities valuation procedures, which include market value procedures, fair value procedures and a description of the pricing sources and services used by the Fund. With respect to the Fund's investments that do not have readily available market quotations, the Trustees have designated RIM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. However, the Board retains oversight over the valuation process.
Ordinarily, the Fund values each portfolio instrument based on prices provided by pricing sources and services or brokers (when permitted by the market value procedures). Equity securities (including exchange traded funds) are generally valued at the last quoted sale price or the official closing price as of the close of the exchange's or other market’s regular trading hours on the day the valuation is made. Listed options are valued on the basis of the closing mean price and exchange listed futures contracts are valued on the basis of settlement price. Swaps may be valued at the closing price, clean market price or clean exchange funded price provided by a pricing service or broker or based on the valuation of the underlying security depending on the type of swap being valued. Listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued at the last quoted sale price as of the close of the exchange's or other market’s regular trading hours on the day the valuation is made. Non-listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued using the price supplied by a pricing service or broker, which may be an evaluated bid (a form of fair value pricing). Evaluated bids are derived from a matrix, formula or other objective method that takes into consideration actual trading activity and volume, market indexes, credit quality, maturity, yield curves or other specific adjustments. Fixed income securities that have 60 days or less remaining until maturity at the time of purchase are valued using the amortized cost method of valuation, unless it is determined that the amortized cost method would result in a price that would be deemed to be not reliable. Issuer-specific conditions (e.g., creditworthiness of the issuer and the likelihood of full repayment at maturity) and conditions in the relevant market (e.g., credit, liquidity and interest rate conditions) are among the factors considered in this determination. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price the Fund would receive if it sold the instrument.
If market quotations or pricing service prices are not readily available for an instrument or are considered not reliable because of market and/or issuer-specific information, the instrument will be valued at fair value, as determined in accordance with the fair value procedures. The fair value procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that RIM believes reflects fair value. The use of fair value pricing by the Fund may cause the net asset value of its Shares to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund Shares and the daily movement of the benchmark index if the index is valued using another pricing method.
This policy is intended to assure that the Fund's net asset value fairly reflects portfolio instrument values as of the time of pricing. Events or circumstances affecting the values of portfolio instruments that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund Shares is determined may be reflected in the calculation of the net asset value for the Fund when the Fund deems that the particular event or circumstance would materially affect such Fund’s net asset value. Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities will use fair value pricing more often (typically daily) since “significant” events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Examples of significant events that generally trigger fair value pricing of one or more securities are: any market movement of the U.S. securities market (defined in the fair value procedures as the movement of a single major U.S. index); a company development such as a material business development; a natural disaster, a public health emergency affecting one or more countries in the global economy (including an emergency which results in the closure of financial markets) or other emergency situation; or an armed conflict.
Because foreign securities can trade on non-business days, the net asset value of the Fund’s portfolio may change on days when shareholders are not able to purchase or redeem Fund Shares.
PORTFOLIO TURNOVER RATE OF THE FUND.
Portfolio turnover measures how frequently securities held by the Fund are bought and sold. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short–term securities, including options, futures, forward contracts, and repurchase agreements, are excluded. The portfolio turnover rates for multi-manager Funds are a function of the portfolio turnover rate of each of the Fund’s money managers and any changes to the Fund’s money managers during a fiscal year (for example, replacing a money manager, hiring a new money manager or changing the allocations among money managers). It is possible that over certain time periods, a multi-manager Fund may have a higher portfolio turnover rate than a mutual fund with a single money manager. Because the Fund had not yet commenced operations as of the most recent fiscal year end, no portfolio turnover rates are available for the Fund.
A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities (see “Taxes”).
DISCLOSURE OF PORTFOLIO HOLDINGS.
The Fund maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These portfolio holdings disclosure policies have been approved by the Board. Disclosures of portfolio holdings information may only be made pursuant to these Board-approved policies and procedures.
Disclosure of the Fund’s portfolio holdings may only occur if such disclosure is consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Fund and its adviser. Disclosure is permissible only when the Fund, as determined by the Board or CCO, has legitimate business purposes for such disclosure and the recipients are subject to a written confidentiality agreement, which includes a duty not to trade on non-public information, or are otherwise subject to duties of confidentiality.

Public Disclosures of Portfolio Holdings Information
The Fund discloses its complete portfolio holdings information as of the end of the third month of every fiscal quarter in Form N-PORT within 60 days of the end of the fiscal quarter and in its annual and semiannual financial statements in Form N-CSR within 60 days after the second and fourth quarter ends of the Fund’s fiscal year. The portfolio holdings information in Form N-PORT and Form N-CSR is not required to be delivered to shareholders but is made public through the SEC electronic filings at www.sec.gov. The Fund also makes its annual and semiannual financial statements in Form N-CSR and portfolio holdings information as of the end of the first and third quarters of each fiscal year available on their website at https://russellinvestments.com.  The Fund's complete portfolio holdings will be available on the Fund's website no more frequently than weekly and following each month end no later than the end of the following month and in any event no sooner than ten calendar days after the trade date. The Fund’s top ten portfolio holdings will be available on the Fund's website no sooner than ten calendar days after each month end.
Upon the occurrence of an unexpected, out of the ordinary event with respect to one or more portfolio holdings or the market as a whole, RIM may, consistent with the statement of policy set forth above and with the prior approval of the CCO, prepare and make available on the Fund's website a statement relating to such event which may include information regarding the Fund's portfolio holdings.
Portfolio managers and other senior officers or spokespersons of the Fund may disclose or confirm the ownership of any individual portfolio holdings position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the portfolio holdings disclosure policies.
If the Fund pays for any portion of a redemption amount by a distribution of in-kind securities from the Fund’s portfolio, unless the Fund has entered into a Confidentiality Agreement relating to the in-kind redemption arrangement, prior to making an in-kind distribution, RIM will notify the redeeming shareholder that all information regarding the Fund’s portfolio holdings is non-public and confidential, may not be disclosed to others and may not be used as the basis for any trading decisions.
Non-Public Disclosures of Portfolio Holdings Information
Mutual fund evaluation services (e.g., Standard & Poor’s, Morningstar, Inc. and Lipper Analytical Services) (“Evaluators”) regularly analyze the portfolio holdings of mutual funds to monitor and report on various fund attributes (e.g., style, capitalization, maturity, yield and beta). The Evaluators distribute the results of their analyses to the public, paid subscribers and/or in-house brokers. To facilitate the review of the Fund by the Evaluators, the Fund may provide (or authorize their service providers to distribute) portfolio holdings to the Evaluators before those holdings are publicly available provided that (a) the recipient does not distribute the portfolio holdings information or results of analyses to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling Fund shares before the portfolio holdings information or results of analyses become public information and (b) the recipient signs a written confidentiality agreement, which includes a duty not to trade on non-public information.
As set forth in the table below, RIM and the money managers may periodically distribute (1) lists of applicable investments held by the Fund for the purpose of facilitating management of the Fund's portfolios including compliance testing, receipt of relevant research and for creation of Fund sales literature and (2) a list of the issuers and securities which are covered by their respective research departments as of a particular date, but in no case will such a list identify an issuer’s securities as either currently held or anticipated to be held by the Fund or identify Fund position sizes.
In addition, as set forth in the table below, the Fund's custodian generates portfolio holdings information in connection with its services to the Fund which may be provided to service providers of the Fund, RIM or the money managers in connection with providing various services for the Fund. Such service providers must keep the portfolio holdings information confidential and cannot trade based on the non-public information. There is no lag between the date of such portfolio holdings information and the date on which the information is disclosed to the service providers.
The entities that may receive information described above, and the purpose for which such information is disclosed, are presented in the table below.
Entity Receiving Portfolio Holdings	Disclosure Purpose
Advent Software, Inc.	Recon, accounting services
Bloomberg AIM	Fund positioning/holdings services
Bloomberg Portfolio	Holdings analysis
Confluence Technologies, Inc. (CTI)	Fund performance calculator, financial reporting software provider

Entity Receiving Portfolio Holdings	Disclosure Purpose
Electra Information Systems	Sub-advisor middle office services
Financial Recovery Technologies, Inc.	Class action filing services
Glass Lewis & Co., LLC	Proxy voting services
Goldman Sachs	Securities lending agent
IHS Markit	Enterprise data management
Morningstar Inc.	Fund rating services
Planetrics	Valuations under different climate risk scenarios
PricewaterhouseCoopers LLP	Audit services
Qontigo	Holdings/portfolio analysis, model optimization
Risk Metrics	Risk management services
SS&C	Middle office provider; benchmark performance, holdings, performance, reconciliation
State Street Bank and Trust Company	Custody, fund accounting, pricing/valuation, fund compliance testing, liquidity risk management, pricing services
Vermillion	Fund marketing report production
A Fund may also provide non-public holdings information in connection with a distribution of in-kind securities from the Fund's portfolio.
No compensation or other consideration is paid to the Fund, RIM or the money managers for any non-public disclosure of portfolio holdings information.
Administration of the Portfolio Holdings Disclosure Policies
The CCO will exercise oversight of disclosures of the Fund's portfolio holdings. It is the duty of the CCO or her designee to ensure that all disclosures of the portfolio holdings of the Fund are in the best interests of such Fund’s shareholders. It is the responsibility of each business unit with access to portfolio holdings, including RIFUS Fund Administration and RIM’s Investment Management and Research Division, to inform the CCO of any third parties receiving portfolio holdings information which has not previously been disclosed. The CCO is also responsible for monitoring for conflicts of interest between the interests of Fund shareholders and the interests of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund, its investment adviser or its principal underwriter. Every violation of the portfolio holdings disclosure policies must be reported to the Fund's CCO. If the CCO deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, the violation will be reported to the Fund's Board, as required by Rule 38a-1. The CCO also has the discretion to report other compliance matters arising under the portfolio holdings disclosure policies to the Board.
Disclosure of the Fund's portfolio holdings made in accordance with these procedures is authorized by the Fund's Board. The portfolio holdings disclosure policies may not be waived, and exceptions may not be made, without the consent of the Fund's Board; provided, however that waivers or exceptions in connection with operational or administrative functions may be made with the prior consent of the CCO. If the CCO is unavailable, waivers or exceptions in connection with the operational or administrative functions may be made with the prior consent of the Fund's Chief Legal Officer or Chief Financial Officer. All such waivers and exceptions by the CCO, Chief Legal Officer or Chief Financial Officer will be disclosed to the Board no later than its next regularly scheduled quarterly meeting.
PROXY VOTING POLICIES AND PROCEDURES.
RIM, as the Trust’s investment adviser, is primarily responsible for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Fund may be invested. RIM has established an Active Ownership Committee (“Committee”) and has adopted written Proxy Voting Policies and Procedures and an Engagement Policy (together, the “P&P”) and written proxy voting guidelines (“Guidelines”). RIM has also hired a third-party service provider to serve as proxy administrator (“Proxy Administrator”), which may provide RIM with research, analysis and/or recommendations relating to proxy voting. The Proxy Administrator utilizes an automated platform that collects and documents RIM’s voting decisions and interfaces directly with the tabulator of each proxy vote to help ensure timely and accurate votes on the matters being voted. The automated platform is not a substitute for RIM’s judgment or discretion; RIM (whether acting directly or through the Committee) retains final authority with respect to proxy voting and maintains records of all votes cast and other relevant information as may be required by applicable law or regulation.
The P&P are designed to ensure that proxy voting decisions are made in accordance with the best interests of RIM’s clients (including the Fund) and to enable the Committee to receive timely notice of and resolve any material conflicts of interest between the Fund on the one hand, and RIM or its affiliates, on the other, before voting proxies with respect to a matter in which such a conflict may be present. In order to assure that proxies are voted in accordance with the best interests of clients at all times, the P&P authorize votes to be cast in accordance with the Guidelines and delegate to the Proxy Administrator responsibility for performing research and making proxy voting recommendations to RIM. Conflicts are addressed in the P&P by requiring the implementation of a process requiring additional diligence and documentation if ballots are not voted in accordance with the Guidelines or pursuant to the recommendation of the Proxy Administrator.
The Guidelines address matters that are commonly submitted to shareholders of a company for voting, including, but not limited to, issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings. RIM, through the Committee, constructs the Guidelines based on its assessment of each matter covered by the Guidelines. This assessment may take into account or adopt pertinent third-party research, including research provided by the Proxy Administrator. Subject to the supervision and oversight of the Committee, and the authority of the Committee to intervene with respect to a particular proxy matter, the Proxy Administrator is obligated to vote all proxies as set forth in the Guidelines.
Matters that are not covered in the Guidelines or that the Committee determines to be more appropriately examined on a case-by-case basis are voted by the Committee. Regardless of whether a matter is voted pursuant to the Guidelines or by the Committee, RIM, through the Committee, exercises its proxy voting authority in the best interests of the Fund based on its analysis of relevant facts and circumstances; pertinent internal and third party research; reasonably available subsequent information; applicable law and regulation; as well as certain best practices.
To the extent that any shares of the Fund are owned directly by any other RIC or RIF fund, those shares will be voted directly by such fund in the same proportion as all other votes received from the other holders of such fund’s shares.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is not currently available, but once it is available, can be obtained without charge, upon request by contacting the Fund at 1-800-787-7354, at https://connect.rightprospectus.com/russellinvestments and on the SEC’s website at http://www.sec.gov. Please refer to Appendix B at the end of this SAI for the Guidelines effective March 1, 2026. Current Guidelines are available, without charge, at https://russellinvestments.com.
FORUM FOR ADJUDICATION OF DISPUTES.
The RIC Bylaws provide that, unless RIC consents to the selection of an alternative forum, the sole and exclusive forum for any claims, suits, actions or proceedings (except for any claims, suits, actions or proceedings arising under the Securities Act of 1933) relating to: (i) any action to assert a claim arising pursuant to RIC’s Master Trust Agreement or the Bylaws, (ii) any action regarding the duties (including fiduciary duties), obligations or liabilities of the Trustees, officers, or other employees of RIC to RIC or RIC’s shareholders or each other, (iii) any action regarding the rights or powers of, or restrictions on, RIC, the officers, the Trustees or the shareholders, (iv) any action pertaining to the laws of the Commonwealth of Massachusetts pertaining to RIC, or (v) any action relating to any other instrument, document, agreement or certificate contemplated by the RIC Master Trust Agreement or the Bylaws relating in any way to RIC, shall be the Business Litigation Section of the Superior Court of the Commonwealth of Massachusetts or, if such court does not have subject matter jurisdiction thereof, any other court in the Commonwealth of Massachusetts with subject matter jurisdiction (each, a “Covered Action”). The Bylaws further provide that if any Covered Action is filed in a court other than the relevant court of the Commonwealth of Massachusetts (a “Foreign Action”) in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the relevant court of the Commonwealth of Massachusetts in connection with any action brought in any such courts to enforce the preceding sentence (an “Enforcement Action”) and (ii) having service of process made upon such shareholder in any such Enforcement Action by mailing, certified mail, return receipt requested, a copy thereof to such shareholder at the address in effect for notices under the Bylaws.
BROKERAGE ALLOCATIONS.
The selection of brokers or dealers to execute portfolio transactions for the Fund is made by the money managers. RIC's arrangements with the money managers provide that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution. The factors that may be considered in assessing the best execution available for any transaction include the depth of market in a security or breadth of market access, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any, and the value of research services (as that term is defined in Section 28(e) of the Securities Exchange Act of 1934). In assessing whether the best overall terms have been obtained, the money managers are not obligated to select the broker offering the lowest commission. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with RIC's Board-approved policies and procedures.
A money manager may effect portfolio transactions for the segment of the Fund’s portfolio assigned to the money manager with a broker-dealer affiliated with the Fund, the money manager or RIM, including Russell Investments Implementation services, LLC (“RIIS”), a registered broker and an affiliate of RIM, as well as with brokers affiliated with other money managers.
A discretionary money manager may effect transactions for the segment of the Fund’s portfolio assigned to the money manager with a broker-dealer for the purposes of generating research services for the money manager’s use. Research services will generally be obtained from unaffiliated third parties at market rates, which may be included in commission costs. Research provided to the money manager may benefit the particular Fund generating the trading activity and may also benefit other fund accounts managed by the money manager or its affiliates. A money manager using Fund trading to obtain research services for their use, may only do so if, including the value of the research services, the Fund will receive best execution.
BROKERAGE COMMISSIONS.
As of the date of this SAI, there were no brokerage commissions paid by the Fund because the Fund had not yet commenced operations.
As of the date of this SAI, there were no securities purchased that were issued by regular brokers or dealers as defined by Rule 10b-1 of the 1940 Act because the Fund had not yet commenced operations.
FOREIGN CURRENCY FEES.
RIIS may execute foreign currency transactions (“FX Transactions”) on an agency basis on behalf of the Fund.  RIIS may charge the Fund an agency fee for effecting FX Transactions (“FX Fee”).  As of the date of this SAI, there were no FX Fees paid to RIIS because the Fund had not yet commenced operations.

Investment Restrictions, Policies And CERTAIN INVESTMENTS
The Fund’s investment objective is “non-fundamental.” Having a non-fundamental investment objective means that it may be changed without the vote of a majority of the outstanding voting securities of the Fund. If the Fund’s investment objective is changed by the Board of Trustees, the Prospectus will be supplemented to reflect the new investment objective. Certain investment policies and restrictions may be fundamental, which means that they may only be changed with the vote of a majority of the outstanding voting securities of the Fund. The vote of a majority of the outstanding voting securities of the Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. Other policies and restrictions may be changed by the Fund without shareholder approval. The Fund's investment objective is set forth in its Prospectus. The Fund will look through its Subsidiary to the Subsidiary's assets for the purposes of complying with the investment restrictions set forth below.
INVESTMENT RESTRICTIONS.
The Fund is subject to the following fundamental investment restrictions.
Unless otherwise stated, all restrictions, percentage limitations and credit quality limitations on Fund investments listed in this SAI apply at the time of investment. There would be no violation of any of these requirements unless the Fund fails to comply with any such limitation immediately after and as a result of an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.
The Fund may not:
1.
Purchase securities if, as a result of such purchase, the Fund's investments would be concentrated within the meaning of the 1940 Act in securities of issuers in a particular industry or group of industries.
Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction.
This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.
The Fund may:
2.
Purchase or sell real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time.
3.
Purchase or sell commodities or commodity contracts, except as prohibited under the 1940 Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time.
4.
Borrow money, except as prohibited under the 1940 Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time.
5.
Underwrite securities of other issuers, except as prohibited under the 1940 Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time.
6.
Make loans to other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time.
7.
Issue senior securities (as defined under the 1940 Act), except as prohibited under the 1940 Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time.
With regard to investment restriction 1, above, concentration within the meaning of the 1940 Act refers to the position of the staff of the SEC that a fund is concentrated if it invests 25% or more of the value of its total assets in any one industry or group of industries.
With regard to investment restriction 1, above, mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Fund's industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. Privately-issued mortgage-backed securities are, however, subject to the Fund's industry concentration restrictions.
The Fund is also subject to the following non-fundamental investment restriction (one that can be changed by the Trustees without shareholder approval):
The Fund may not borrow money for purposes of leveraging or investment. Provisional credits related to contractual settlements shall not be considered to be a form of leverage.
Under the 1940 Act, the Fund may borrow for temporary or emergency purposes. The Fund is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund's other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1∕3%) of its total assets (including those assets represented by the borrowing). Accordingly, if the Fund were required to pledge assets to secure a borrowing, it would pledge no more than one-third (33 1∕3%) of its assets. The Fund has entered into a line of credit with one or more lenders to be utilized solely for temporary or emergency purposes as contemplated by the 1940 Act including, without limitation, funding shareholder redemptions.
The Fund will not purchase additional securities while outstanding cash borrowings exceed 5% of total assets.
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During these times, the Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities RIM believes to be consistent with the Fund’s best interests. During a period in which the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.
INVESTMENT POLICIES.
The investment objective and principal investment strategies for the Fund are provided in its Prospectus. The following discussion describes certain investment strategies that the Fund may pursue and certain types of instruments in which the Fund may invest. The Fund may not invest in all of the instruments listed below. The instruments and investment strategies listed below are discretionary, which means that RIM or the money managers may or may not use them.
Unless otherwise stated, all percentage and credit quality limitations on Fund investments listed in this SAI apply at the time of investment. There would be no violation of any of these limitations unless an excess or deficiency exists immediately after and as a result of an investment.
INVESTMENT STRATEGIES AND PORTFOLIO INSTRUMENTS.
The Fund’s principal investment strategies and the related risks are described in the Fund's Prospectus. The following discussion provides additional information regarding those investment strategies and risks, as well as information regarding non-principal investment strategies and risks. An investment strategy and related risk that is described below, but which is not described in the Fund's Prospectus, is a non-principal strategy and risk of the Fund.
Cash Reserves. The Fund at times has to sell portfolio securities in order to meet redemption requests. The selling of securities may negatively affect the Fund’s performance since securities are sold for other than investment reasons. The Fund can avoid selling its portfolio securities by holding adequate levels of cash to meet anticipated redemption requests (“cash reserves”). The cash reserves may also include cash awaiting investment or to pay expenses. The Fund, like any mutual fund, maintains cash reserves. RIM may increase or decrease the Fund’s cash reserves to seek to achieve the desired exposures for the Fund or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by asset allocation programs. The Fund may hold additional cash in connection with its investment strategy.
RIM generally invests the Fund’s cash reserves in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM and administered by RIFUS, whose investment objective is to seek to preserve principal and provide liquidity and current income (the “Cash Management Fund”). RIM has waived its 0.05% advisory fee with respect to cash invested in the Cash Management Fund. RIFUS charges a 0.05% administrative fee on the cash invested in the Cash Management Fund.
The Cash Management Fund invests in a portfolio of high quality U.S. dollar denominated money market securities. The dollar-weighted average maturity of the Cash Management Fund’s portfolio is 90 days or less. The Cash Management Fund primarily invests in (1) securities issued by U.S. and foreign banks; (2) commercial paper, including asset-backed commercial paper, and short-term debt of U.S. and foreign corporations and trusts; (3) bank instruments, including certificates of deposit, Eurodollar certificates of deposit, Eurodollar time deposits and Yankee certificates of deposit; (4) Yankee Bonds; (5) other money market funds; (6) demand notes; (7) repurchase agreements; (8) investment-grade municipal debt obligations; (9) securities issued or guaranteed by the U.S. government or its agencies; (10) variable and floating rate securities and (11) asset backed securities.
Hedging Strategies. Financial futures contracts may be used by the Fund during or in anticipation of adverse market events such as interest rate changes or declining equity prices. For example, if interest rates were anticipated to rise or equity prices were anticipated to fall, financial futures contracts may be sold (short hedge), which would have an effect similar to short selling bonds or equities. Once interest rates increase or equity prices fall, securities held in the Fund's portfolio may decline, but the futures contract value may increase, partly offsetting the loss in value of the Fund's securities by enabling the Fund to repurchase the futures contract at a lower price to close out the position.
The Fund may purchase a put and/or sell a call option or enter into an option spread on a stock index futures contract instead of selling a futures contract in anticipation of an equity market decline. Conversely, purchasing a call and/or selling a put option or entering into an option spread on a stock index futures contract may be used instead of buying a futures contract in anticipation of an equity market advance, or to temporarily create an equity exposure for cash reserves until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated market changes.
Risk Associated with Hedging Strategies. There are certain investment risks involved with using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between the price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. Another risk is that a liquid market may not exist for a futures contract causing the Fund to be unable to close out the futures contract thereby affecting the Fund's hedging strategy. Position limits may constrain the Fund from being able to enter into hedging transactions.
In addition, foreign currency options and foreign currency futures involve additional risks. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.
Illiquid and Restricted Securities. No more than 15% of the Fund's net assets will be invested in certain investments, including repurchase agreements of more than seven days' duration, that are deemed to be “illiquid” as defined in Rule 22e-4 under the 1940 Act. This limitation is applied at the time of purchase. An investment is generally deemed to be illiquid if it is not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. The Fund may not be able to sell an illiquid or less liquid investment quickly and at a fair price, which could cause the Fund to realize losses on the investment if the investment is sold at a price lower than that at which it had been valued. An illiquid investment may also have large price volatility.
The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by the Fund pursuant to Rule 144A) may be negotiated at the time such securities are purchased by the Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.
When-Issued Securities and Delayed-Delivery Transactions. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a “when-issued” transaction or “forward commitment”) or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) so long as such transactions are consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. In addition, certain rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) include mandatory margin requirements that require the Fund to post collateral in connection with their to-be-announced (“TBA”) transactions. There is no similar requirement applicable to the Fund's TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage but may dispose of a forward commitment or when-issued transaction prior to settlement if it is appropriate to do so and may realize short-term profits or losses upon such sale. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued and delayed-delivery transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.
Additionally, under certain circumstances, the Fund may occasionally engage in “free trade” transactions in which delivery of securities sold by the Fund is made prior to the Fund’s receipt of cash payment therefor or the Fund’s payment of cash for portfolio securities occurs prior to the Fund’s receipt of those securities. Cash payment in such instances generally occurs on the next business day in the local market. “Free trade” transactions involve the risk of loss to the Fund if the other party to the “free trade” transaction fails to complete the transaction after the Fund has tendered cash payment or securities, as the case may be.
There can be no assurance that a when-issued security will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities. The Fund will lose money if the value of the when-issued security declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period. If deemed advisable as a matter of investment strategy, the Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. Regulations of prudential regulators require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many agreements with respect to when issued, TBA and forward commitment transactions, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. These regulations and any potential future regulation by prudential regulators could adversely affect the Fund’s ability to terminate existing agreements with respect to these transactions or to realize amounts to be received under such agreements.
Investment Company Securities and Pooled Investment Vehicles. The Fund may invest in securities of other open-end or closed-end investment companies. If the Fund invests in other investment companies, shareholders will bear not only their proportionate share of the Fund’s expenses (including operating expenses and the advisory fee paid by the Fund to RIM), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the Fund but also to the portfolio investments of the underlying investment companies.
Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investments in the securities of companies listed and traded on the stock exchanges in these countries are permitted through pooled investment vehicles or investment funds that have been specifically authorized.
Exchange Traded Funds or “ETFs.” The Fund may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. An “index-based ETF” seeks to track the performance of an index, such as the S&P 500®, the Nasdaq 100, the ICE BofA 1-3 Year U.S. Treasury Index or the Bloomberg Capital 1-15 Year Municipal Bond Index, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an index-based ETF will give the Fund exposure to the securities comprising the index on which the ETF is based, and the Fund will gain or lose value depending on the performance of the index. An “actively-managed ETF” invests in securities based on an adviser’s investment strategy. ETFs have expenses, including advisory and administrative fees paid by ETF shareholders, and, as a result, if the Fund invests in an ETF, an investor in the Fund will indirectly bear the fees and expenses of the underlying ETF.
Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. The Fund may invest in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. The Fund may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs may not have the transparency of index-based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by the Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the ETF invests go up in value.
Non-Diversification Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a non-diversified fund, the Fund is not subject to the 1940 Act's general requirement that a diversified company may not, with respect to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or acquire more than 10% of the outstanding voting securities of any one issuer. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than a diversified fund.
To the extent the Fund invests a higher percentage of its assets in the securities of a single issuer or a small number of issuers, the Fund will be exposed to greater risk of loss than a fund that invests more broadly. The value of a single issuer's securities can be more volatile than, and can perform differently from, the broader market. A decline in the value of, or other adverse event affecting, a single security in the Fund's portfolio may have a greater adverse effect on the Fund's net asset value and total return than would be the case if the Fund were a diversified fund. The Fund may also be more susceptible to any single economic, political, or regulatory occurrence affecting one or more of these issuers, and the Fund may experience increased volatility as a result of its non-diversified status.
Notwithstanding its non-diversified status under the 1940 Act, the Fund intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies, which impose separate and distinct diversification limitations. There is no guarantee that the Fund's portfolio will not become more concentrated than is advisable given the Fund's investment objectives and market conditions.
Foreign Securities.
Investment in Foreign Securities. The Fund may invest in foreign (non-U.S.) securities traded on U.S. or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting, financial reporting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States. To the extent that the Fund’s principal investment strategies involve foreign (non-U.S.) securities, the Fund may tend to have a greater exposure to liquidity risk.
Investment in foreign countries may also be affected by a country’s political climate which could result in regulatory restrictions, including restrictions on transacting in certain foreign securities (“restricted securities”), being contemplated or imposed in the U.S. or in the foreign country that could have a material adverse effect on the Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective. Geopolitical developments, including regional and global conflict, in certain countries in which the Fund may invest have caused, or may in the future cause, significant volatility in financial markets. For example, the United Kingdom’s exit from the European Union, or Brexit, resulted in market volatility and caused additional market disruption on a global basis. To the extent that the Fund is unable to transact in a restricted security on a U.S. exchange, the Fund will have to seek other markets in which to transact in such securities which could increase the Fund’s costs. In addition, to the extent that the Fund holds a restricted security, one or more Fund intermediaries may decline to process customer orders with respect to the Fund unless and until certain representations are made by RIC and/or RIM or the restricted holding(s) are divested.  Certain restricted securities may have less liquidity as a result of such designation and the market price of such security may decline and the Fund may incur a loss as a result.

Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities (in the sanctioned country and other markets), and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund.
Foreign (non-U.S.) securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time due to market events, actions of governments or their central banks or political developments in the U.S. or abroad. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund. Securities held by the Fund which are denominated in U.S. dollars are still subject to currency risk.
Investment in Emerging Markets. The Fund may invest in emerging markets stocks. The Fund may also invest in the following types of emerging market debt: bonds; notes and debentures of emerging market governments; debt and other fixed-income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks; and other fixed-income securities issued or guaranteed by banks or other companies in emerging markets which are believed to be suitable investments for the Fund. As a general rule, the Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Foreign investment may include emerging market stock and emerging market debt.
Risks Associated with Emerging Markets. The considerations outlined above when making investments in foreign securities also apply to investments in emerging markets. The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. As a result, emerging market governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. In general, this can be expected to result in less stringent investor protection standards as compared with investments in U.S. or other developed market equity securities. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. In addition, there is the risk that the Public Company Accounting Oversight Board (“PCAOB”) may not be able to inspect audit practices and work conducted by audit firms in emerging market countries – such as the People’s Republic of China – and, therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Furthermore, U.S. regulatory authorities’ ability to enforce legal and/or regulatory obligations against individuals or entities, and shareholders’ ability to bring derivative litigation or otherwise enforce their legal rights, in emerging market countries may be limited. Because the Fund's foreign securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally traded.

Certain of these currencies have experienced devaluations relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
Investments in frontier markets are generally subject to all of the risks of investments in non-U.S. and emerging markets securities, but to a heightened degree. Because frontier markets are among the smallest, least developed, least liquid, and most volatile of the emerging markets, investments in frontier markets are generally subject to a greater risk of loss than investments in developed or traditional emerging markets. Many frontier market countries operate with relatively new and unsettled securities laws and are heavily dependent on commodities, foreign trade and/or foreign aid. Compared to developed and traditional emerging market countries, frontier market countries typically have less political and economic stability, face greater risk of a market shutdown, and impose greater governmental restrictions on foreign investments.
Investments in emerging market country government debt securities involve special risks. Certain emerging market countries have historically experienced high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result, a government obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor.
Investments in the People’s Republic of China. The Fund may invest in securities and instruments that are economically tied to the People’s Republic of China (“PRC”). In determining whether an instrument is economically tied to the PRC, RIM uses the criteria for determining whether an instrument is economically tied to an emerging market country as set forth in the Prospectus. Investing in securities and instruments economically tied to the PRC subjects the Fund to the risks listed under “Foreign Securities” in this section, including those associated with investment in emerging markets.
The PRC is dominated by the one-party rule of the Communist Party. Investments in the PRC involve risks of greater governmental control over the economy. Unlike in the U.S., the PRC’s currency is not determined by the market, but is instead managed at artificial levels relative to the U.S. dollar. This system could result in sudden, large adjustments in the currency, which could negatively impact foreign investors. The PRC could also restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions could cause securities and instruments tied to the PRC to become relatively illiquid, particularly in connection with redemption requests. The PRC government exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in the PRC have contributed to growth, but there is no guarantee that such reforms will continue.
The application of tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect the Fund’s investments in the PRC. Because the rules governing taxation of investments in securities and instruments economically tied to the PRC are unclear, RIM may provide for capital gains taxes on the Fund investing in such securities and instruments by reserving both realized and unrealized gains from disposing or holding securities and instruments economically tied to the PRC. This approach is based on current market practice and RIM’s understanding of the applicable tax rules. Changes in market practice or understanding of the applicable tax rules may result in the amounts reserved being too great or too small relative to actual tax burdens.
In addition, as much of China’s growth over recent decades has been a result of significant investment in substantial export trade, international trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the Fund. In addition, it is possible that the continuation or worsening of the current political climate could result in regulatory restrictions being contemplated or imposed in the US or in China that could have a material adverse effect on the Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective. In November 2020, the President of the United States issued an executive order (“CCMC Order”) prohibiting US persons, including the Fund, from transacting in securities of any Chinese company identified by the Secretary of Defense as a “Communist Chinese military company” (“CCMC”) or in instruments that are derivative of, or are designed to provide investment exposure to, prohibited CCMC securities. The CCMC order was amended in June 2021 when the President of the United States issued an executive order (“CMIC Order”) prohibiting US persons, including the Fund, from purchasing or selling publicly traded securities (including publicly traded securities that are derivative of, or are designed to provide exposure to, such securities) of any Chinese company identified as a Chinese Military Industrial Complex Company (“CMIC”). This prohibition expands on the CCMC order. To the extent that the Fund holds securities of a Chinese issuer and the issuer of the Fund portfolio holding is deemed to be a CMIC, it may have a material adverse effect on the Fund’s ability to pursue its investment objective and/or strategy. To the extent that the Fund currently transacts in securities of a foreign company on a U.S. exchange but is unable to do so in the future, the Fund will have to seek other markets in which to transact in such securities which could increase the Fund’s costs. In addition, to the extent that the Fund holds a security of a CMIC, one or more Fund intermediaries may decline to process customer orders with respect to such Fund unless and until certain representations are made by the Trust and/or RIM or the CMIC holding(s) are divested. Certain CMIC securities may have less liquidity as a result of such designation and the market price of such CMIC may decline and the Fund may incur a loss as a result. In addition, the market for securities of other Chinese-based issuers may also be negatively impacted resulting in reduced liquidity and price declines.
Investing through Stock Connect. The Fund may invest in certain eligible securities (“Stock Connect Securities”) that are listed and traded on the Shanghai Stock Exchange through the Hong Kong – Shanghai Stock Connect program or the Shenzhen Stock Exchange through the Hong Kong – Shenzhen Stock Connect program (“Stock Connect”). The Stock Exchange of Hong Kong Limited (“SEHK”), Shanghai Stock Exchange, Shenzhen Stock Exchange, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited developed Stock Connect as a securities trading and clearing program to establish mutual market access between SEHK and the Shanghai Stock Exchange and Shenzhen Stock Exchange. Unlike other means of foreign investment in Chinese securities, investors in Stock Connect Securities are not subject to individual investment quotas or licensing requirements. Additionally, no lock-up periods or restrictions apply to the repatriation of principal and profits.
However, a number of restrictions apply to Stock Connect trading that could affect the Fund's investments and returns. For example, the home market’s laws and rules apply to investors in the Stock Connect program. This means that investors in Stock Connect Securities are generally subject to PRC securities regulations and Shanghai Stock Exchange or Shenzhen Stock Exchange listing rules, among other restrictions. Further, an investor may not sell, purchase or transfer its Stock Connect Securities by any means other than through Stock Connect, in accordance with applicable rules. Although individual investment quotas do not apply, Stock Connect participants are subject to daily and aggregate investment quotas, which could restrict or preclude the Fund's ability to invest in Stock Connect Securities.
Investing through Bond Connect. The Fund may invest in certain eligible securities (“Bond Connect Securities”) that are listed and traded through China’s Bond Connect Program (“Bond Connect”) which allows non-Chinese investors (such as the Fund) to purchase certain fixed-income investments available from China’s interbank bond market. Bond Connect uses the trading infrastructure of both Hong Kong and China and is therefore not available on trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when the Fund is unable to add to or exit its position. Securities offered through Bond Connect may lose their eligibility for trading through the program at any time. If Bond Connect Securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through Bond Connect.
Bond Connect is subject to regulation by both Hong Kong and China and there can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect Securities on behalf of ultimate investors (such as the Fund) via accounts maintained with China’s two fixed-income securities clearinghouses. While the ultimate investor may hold beneficial interest in Bond Connect Securities, courts in China have limited experience in applying the concept of beneficial ownership. Additionally, the Fund may not be able to participate in corporate actions affecting Bond Connect Securities due to time constraints or for other operational reasons. As a result, payments of distributions could be delayed. Bond Connect trades are settled in Chinese currency, the renminbi (“RMB”). It cannot be guaranteed that investors will have timely access to a reliable supply of RMB in Hong Kong.
Investing through Variable Interest Entities. The Fund may obtain exposure to companies based or operated in the PRC by investing through legal structures known as variable interest entities (“VIEs”). Due to PRC governmental restrictions on non-PRC ownership of companies in certain industries in the PRC, certain PRC companies have used VIEs to facilitate foreign investment without distributing direct ownership of companies based or operated in the PRC. In such cases, the PRC operating company establishes an offshore company, and the offshore company enters into contractual arrangements (such as powers of attorney, equity pledge agreements and other services or business cooperation agreements) with the operating company. These contractual arrangements are intended to give the offshore company the ability to exercise power over and obtain economic rights from the operating company. Shares of the offshore company, in turn, are listed and traded on exchanges outside of the PRC and are available to non-PRC investors such as the Fund. This arrangement allows non-PRC investors in the offshore company to obtain economic exposure without direct equity ownership in the PRC company.

Although VIEs are a longstanding industry practice and well known to officials and regulators in the PRC, VIEs are not formally recognized under PRC law. On February 17, 2023, the China Securities Regulatory Commission (“CRSC”) released the “Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies” (the “Trial Measures”) which came into effect on March 31, 2023. The Trial Measures require Chinese companies that pursue listings outside of mainland China, including those that do so using the VIE structure, to make a filing with the CRSC. While the Trial Measures do not prohibit the use of VIE structures, the Trial Measures are not an endorsement of VIE structures by the PRC. There is a risk that the PRC may cease to tolerate VIEs at any time or impose new restrictions on the structure, in each case either generally or with respect to specific industries, sectors or companies. Investments involving a VIE may also pose additional risks because such investments are made through a company whose interests in the underlying operating company are established through contract rather than through equity ownership. For example, in the event of a dispute, the offshore company’s contractual claims with respect to the operating company may be deemed unenforceable in the PRC, thus limiting (or eliminating) the remedies and rights available to the offshore company and its investors. Such legal uncertainty may also be exploited against the interests of the offshore company and its investors. Further, the interests of the equity owners of the operating company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and directors of the operating company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company. Foreign companies listed on U.S. exchanges, including offshore companies that utilize a VIE structure, also could face delisting or other ramifications for failure to meet the requirements of the SEC, the PCAOB or other United States regulators. Any of the foregoing risks and events could negatively impact the Fund’s performance. There is also uncertainty related to the PRC’s taxation of VIEs and the PRC tax authorities may take positions which may result in increased tax liabilities for VIEs.
Investments in Saudi Arabia. The Fund may invest in securities and instruments of Saudi Arabian issuers. These issuers may be impacted by the significant ties in the Saudi Arabian economy to petroleum exports. As a result, changes within the petroleum industry could have a significant impact on the overall health of the Saudi Arabian economy. Additionally, the Saudi Arabian economy relies heavily on foreign labor and changes in the availability of this labor supply could have an adverse effect on the economy.
The Saudi Arabian government exerts substantial influence over many aspects of the private sector. While the political situation in Saudi Arabia is generally stable, future political instability or instability in the larger Middle East region could adversely impact the economy of Saudi Arabia, particularly with respect to foreign investments. Certain issuers located in Saudi Arabia may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. government and/or the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. The Fund is also subject to the risk of expropriation or nationalization of assets or the risk of restrictions on foreign investments and repatriation of capital.
The ability of foreign investors to invest in Saudi Arabian issuers is relatively new and untested, and such ability may be revoked or restricted by the government of Saudi Arabia in the future, which may materially affect the Fund. The Fund may be unable to obtain or maintain the required licenses, which would affect the Fund’s ability to buy and sell securities at full value. Additionally, the Fund’s ownership of any single issuer listed on the Saudi Arabian Stock Exchange may be limited by the Saudi Arabia Capital Market Authority (“CMA”). The securities markets in Saudi Arabia may not be as developed as those in other countries. As a result, securities markets in Saudi Arabia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Major disruptions or regulatory changes may occur in the Saudi Arabian market, which could negatively impact the Fund.
The Fund's ability to invest in Saudi Arabian securities depends on the ability of RIM, a money manager and/or the Fund to maintain its respective status as a Foreign Portfolio Manager and/or a Qualified Foreign Investor (“QFI”), as applicable, with the CMA and, if applicable, the Fund as a client of a QFI who has been approved by the CMA (“QFI Client”). QFI regulations and local market infrastructure are relatively new and have not been tested and the CMA may discontinue the QFI regime at any time. Any change in the QFI system generally, including the possibility of RIM, a money manager or the Fund losing its Foreign Portfolio Manager, QFI and/or QFI Client status, as applicable, may adversely affect the Fund.
The Fund is required to use a trading account to buy and sell securities in Saudi Arabia. Under the Independent Custody Model (“ICM”), securities are under the control of the local custodian, while assets are held within a trading account at the Saudi Arabian depository and would be recoverable in the event of the bankruptcy of the local custodian. When the Fund utilizes the ICM approach, the Fund relies on a local broker’s instruction to authorize transactions in Saudi Arabian securities.

The risk of a fraudulent or erroneous transaction through the ICM approach is mitigated by a manual affirmation process conducted by the local custodian, which validates the Fund’s settlement instructions with the local broker’s instructions and the transaction report from the depository. Additionally, instructions may only be given by the Fund’s authorized brokers and these brokers are unable to view the holdings within the Fund’s trading account.
Foreign Government Securities. Foreign government securities which the Fund may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of “quasi-government agencies” and debt securities denominated in multinational currency units of an issuer.
The global economic crisis brought several governments close to bankruptcy and many other economies into recession and weakened the banking and financial sectors of many countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all recently experienced large public budget deficits, the effects of which remain unknown and may slow the overall recovery of economies from the recent global economic crisis. In addition, due to large public deficits, some countries may be dependent on assistance from other governments and institutions or multilateral agencies and offices. Such assistance may require a country to implement reforms or reach a certain level of performance. If a country receiving assistance fails to reach certain objectives or receives an insufficient level of assistance it could cause a deep economic downturn which could significantly affect the value of the Fund’s investments.
Synthetic Foreign Equity/Fixed Income Securities (also referred to as International Warrants, Local Access Products, Participation Notes or Low Exercise Price Warrants). The Fund may invest in local access products. Local access products, also called participation notes, are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive a cash payment relating to the value of the underlying security or securities. The instruments may or may not be traded on a foreign exchange. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be exercisable in the American style, which means that they can be exercised at any time on or before the expiration date of the instrument, or exercisable in the European style, which means that they may be exercised only on the expiration date. Local access products have an exercise price, which is fixed when they are issued.
Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to counterparty risk, liquidity risk, currency risk and the risks associated with investment in foreign securities. In the case of any exercise of the instruments, there may be a time delay between the time a holder gives instructions to exercise and the time the price of the security or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the local access products may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the local access products may become worthless resulting in a total loss of the purchase price.
Foreign Currency Exchange. Since the Fund may invest in securities denominated in currencies other than the U.S. dollar, and since the Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

Equity Securities.
Common Stocks. The Fund may invest in common stocks, which are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the entity, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. The Fund may invest in common stocks and other securities issued by medium capitalization, small capitalization and micro capitalization companies and companies with capitalization smaller than the Russell 2000® Index.
Investments in securities of medium capitalization companies are subject to the risks of common stocks. However, investments in medium capitalization companies may involve greater risks than those associated with larger, more established companies. Securities of such issuers may be thinly traded, and thus, difficult to buy and sell in the market. These companies often have narrower markets, more limited operating or business history, more limited product lines, and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure and bankruptcy, which could increase the volatility of the Fund's portfolio.
Investments in securities of small capitalization companies are subject to the risks of common stocks, including the risks of investing in securities of medium capitalization companies. However, investments in small capitalization companies may involve greater risks, as, generally, the smaller the company size, the greater these risks.
Preferred Stocks. The Fund may invest in preferred stocks, which are shares of a corporation or other entity that pay dividends at a specified rate and have precedence over common stock in the payment of dividends. If the corporation or other entity is liquidated or declares bankruptcy, the claims of owners of preferred stock will have precedence over the claims of owners of common stock, but not over the claims of owners of bonds. Some preferred stock dividends are non-cumulative, but some are “cumulative,” meaning that they require that all or a portion of prior unpaid dividends be paid to preferred stockholders before any dividends are paid to common stockholders. Certain preferred stock dividends are “participating” and include an entitlement to a dividend exceeding the specified dividend rate in certain cases. Investments in preferred stocks carry many of the same risks as investments in common stocks and debt securities, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price. Preferred stock does not usually have voting rights. The absence of voting rights may result in approval by the holders of the common stock of a corporate action to restructure a company for the benefit of the holders of the common stock to the detriment of the holders of the preferred stocks.
Initial Public Offering Stocks. The Fund may invest in initial public offering (“IPO”) stocks. Investments in IPO stocks expose the Fund to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Although investments in IPO stocks may have had a positive impact on the Fund’s performance in the past, there can be no assurance that the Fund will identify favorable IPO investment opportunities in the future. The purchase of IPO stock may involve high transaction costs. IPO stocks are also subject to liquidity risk.
Convertible Securities. The Fund may invest in convertible securities, which entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation's capital structure. They are consequently of higher quality and entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Fund may purchase convertible securities rated Ba or lower by Moody's Investors Service, Inc. (“Moody's”), BB or lower by Standard & Poor's Ratings Group (“S&P”) or BB+ or lower by Fitch Investors Services, Inc. (“Fitch”) and may also purchase non-rated securities considered to be of comparable quality. Although these securities are selected primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities. In connection with its investment in convertible securities, the Fund may invest in equity-related derivatives for hedging purposes.
The Fund may invest in contingent convertible securities. Unlike traditional convertible securities, contingent convertible securities generally provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the minimum amount of capital described in the security, the company's regulator makes a determination that the security should convert or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, the Fund could experience a reduced income rate, potentially to zero. Conversion would deepen the subordination of the Fund, hence worsening the Fund’s standing in the case of an issuer’s insolvency. In addition, some contingent convertible securities have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date. Under certain circumstances, contingent convertible securities may be subject to an automatic write-down of the principal amount or value of the securities, sometimes to zero and thereby cancelling the securities. If such an event occurs, the Fund could lose the entire value of its investment in the securities even if the issuer remains in business and may not have any rights to repayment of the principal amount of the securities that has not become due.
Rights and Warrants. The Fund may invest in rights and warrants. Rights and warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Rights are similar to warrants but typically have shorter durations and are offered to current stockholders of the issuer. Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a right or a warrant may be more volatile than the price of its underlying security, and a right or a warrant may offer greater potential for capital loss.
Real Estate Securities. The Fund may invest in real estate securities.  Just as real estate values go up and down, the value of the securities of real estate companies in which the Fund invests also fluctuates. The Fund that invests in real estate securities is also indirectly subject to the risks associated with direct ownership of real estate. Additional risks include declines in the value of real estate, changes in general and local economic and real estate market conditions, changes in debt financing availability and terms, increases in property taxes or other operating expenses, environmental damage and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.
Real Estate Investment Trusts or “REITs.” The Fund may invest in REITs. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.
The Fund's investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. Mortgage REITs may be affected by the creditworthiness of the borrower. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. The Fund's investments in REITs is also subject to changes in availability of debt financing, heavy cash flow dependency, tenant defaults, self-liquidation, and, for U.S. REITs, the possibility of failing to qualify for the exemption from tax for distributed income under the Code or failing to maintain exemption from the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.
Depositary Receipts. The Fund may hold securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”) and European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other securities convertible into securities of eligible non-U.S. issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. GDRs are traded on major stock exchanges, particularly the London SEAQ International trading system. For purposes of the Fund’s investment policies, the Fund’s investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.
ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. Unsponsored depositary receipts tend to trade over the counter, and are issued without the involvement of the underlying non-U.S. company whose stock underlies the depositary receipts. Shareholder benefits, voting rights and other attached rights may not be extended to the holder of an unsponsored depositary receipt. The Fund may invest in sponsored and unsponsored ADRs.
Depositary receipts have the same currency and economic risks as the underlying shares they represent. They are affected by the risks associated with the underlying non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. The value of depositary receipts will rise and fall in response to the activities of the company that issued the securities represented by the depositary receipts, general market conditions and/or economic conditions. Also, if there is a rise in demand for the underlying security and it becomes less available to the market, the price of the depositary receipt may rise, causing the Fund to pay a premium in order to obtain the desired depositary receipt. Conversely, changes in foreign market conditions or access to the underlying securities could result in a decline in the value of the depositary receipt.
“Special Situation” Companies. The Fund may invest in “special situation companies.” “Special situation companies” are companies involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. The Fund believes, however, that if RIM or the money manager analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, it may assist the Fund in achieving its investment objective. There can be no assurance, however, that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated.
Debt Instruments and Money Market Instruments.
To the extent the Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. Fluctuations in interest rates may have unpredictable effects on markets, may result in heightened market volatility and may increase the Fund’s exposure to risks associated with such interest rates. The Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than the Fund’s shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
U.S. Government Obligations. The types of U.S. government obligations the Fund may purchase include: (1) a variety of U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills that at time of issuance have maturities of one year or less, (b) U.S. Treasury notes that at time of issuance have maturities of one to ten years and (c) U.S. Treasury bonds that at time of issuance generally have maturities of greater than ten years; and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association (“GNMA”) participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association (“FNMA”)). No assurance can be given that the U.S. government will provide financial support to such U.S. government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future since it is not obligated to do so by law. Accordingly, such U.S. government obligations may involve risk of loss of principal and interest. The Fund may invest in fixed-rate and floating or variable rate U.S. government obligations. The Fund may purchase U.S. government obligations on a forward commitment basis.

The Fund may also purchase Treasury Inflation Protected Securities (“TIPS”). TIPS are U.S. Treasury securities issued at a fixed rate of interest but with principal adjusted every six months based on changes in the Consumer Price Index. As changes occur in the inflation rate, as represented by the Consumer Price Index, the value of the security’s principal is adjusted by the same proportion. If the inflation rate falls, the principal value of the security will be adjusted downward, and consequently, the interest payable on the securities will be reduced.
STRIPS. The Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. See “Zero Coupon Securities” below for a fuller discussion of such securities. STRIPS tend to be subject to the same risks as zero coupon securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.
Repurchase Agreements. The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the security is held by the Fund and is unrelated to the interest rate on the security. The securities acquired by the Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. Subject to the overall limitations described in “Illiquid Securities,” the Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.
Risk Factors. The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by the Fund and not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. It is possible that the Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.
In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require that every direct participant of the CCA (which generally would be a bank or broker-dealer) submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which it is a counterparty.
The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.
The Treasury repo transactions of registered funds with any direct participants of a CCA will be subject to the mandatory clearing requirement.
Compliance with the clearing mandate for Treasury repo transactions is scheduled to be required by June 30, 2027. The clearing mandate is expected to result in each Fund being required to clear all or substantially all of its Treasury repo transactions as of the compliance date, and may necessitate expenditures by each Fund that trades in Treasury repo transactions in connection with entering into new agreements with sponsoring members and taking other actions to comply with the new requirements.
Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a transaction whereby the Fund transfers possession of a portfolio security to a bank or broker–dealer in return for a percentage of the portfolio security’s market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Reverse repurchase agreements are generally subject to a number of risks such as leverage risk, liquidity risk, operational risk and legal risk (i.e., the risk of insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a contract). Reverse repurchase agreements are also subject to the risk that the other party may fail to return the security in a timely manner or at all. The Fund may lose money if the market value of the security transferred by the Fund declines below the repurchase price.

Corporate Debt Securities. The Fund may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investments in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer’s equity securities. The Fund may also invest in debt securities that are accompanied by warrants which are convertible into the issuer’s equity securities, which have similar characteristics. See “Equity Securities” above for a fuller description of convertible securities.
The Fund may invest in corporate debt securities issued by infrastructure companies.
Securities Issued in Connection with Reorganizations and Corporate Restructuring. In connection with reorganizing or restructuring of an issuer or its capital structure, an issuer may issue common stock or other securities to holders of debt instruments. The Fund may hold such common stock and other securities even though it does not ordinarily purchase or may not be permitted to purchase such securities.
Zero Coupon Securities. The Fund may invest in zero coupon securities. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Zero coupon securities trade at a discount from their par value and are subject to greater fluctuations of market value in response to changing interest rates.
Government Zero Coupon Securities. The Fund may invest in (i) government securities that have been stripped of their unmatured interest coupons, (ii) the coupons themselves and (iii) receipts or certificates representing interests in stripped government securities and coupons (collectively referred to as “Government zero coupon securities”).
Asset-Backed Securities.
The forms of asset-backed securities the Fund may invest in include the securities described below.
Asset-Backed Securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit liquidity support, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value. If the credit enhancement held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security.
Risk Factors. Adverse changes in market conditions and the regulatory climate may reduce the cash flow which the Fund, to the extent it invests in asset-backed securities, receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In the event that interest rate spreads for asset-backed securities widen following the purchase of such assets by the Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, adverse changes in market conditions may result in reduced liquidity in the market for asset-backed securities and an unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the market for asset-backed securities. As a result, the liquidity and/or the market value of any asset-backed securities that are owned by the Fund may experience declines after they are purchased by the Fund.
Asset-backed securities may include loans, receivables or other assets. The value of the Fund’s asset-backed securities may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.
Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments, which can shorten the security’s weighted average life and may lower its return.
Asset-backed securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.

There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.
Structured Investment Vehicles. Certain investments in derivatives, including structured instruments as well as investments in asset-backed securities, involve the purchase of securities from structured investment vehicles (“SIVs”). SIVs are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit ratings. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, relatively less liquid than other investments and more difficult to price accurately than other types of investments.
Because SIVs depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the SIVs may have to liquidate assets at a loss. Also, with respect to SIVs’ assets in finance companies, the Fund may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Fund.
Credit-Linked Notes, Credit Options and Similar Instruments. The Fund may invest in credit-linked notes, credit options and similar instruments. Credit-linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a “reference instrument”). In addition to the credit risk associated with the reference instrument and interest rate risk, the buyer and seller of a credit-linked note or similar structured investment are subject to counterparty risk. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. These transactions involve counterparty risk.
Yankee Bonds. The Fund may invest in Yankee Bonds. Non-U.S. corporations and banks issuing dollar denominated instruments in the U.S. are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This complicates efforts to analyze these securities and may increase the possibility that a non-U.S. corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.
High Yield Bonds. The Fund may invest in debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”), which include securities rated below BBB- by S&P, below Baa3 by Moody’s or below BBB- by Fitch (using highest of split ratings), or in unrated securities judged to be of similar credit quality to those designations.
Risks Associated with High Yield Bonds. Lower rated debt securities, or junk bonds, generally offer a higher yield than that available from higher grade issues but involve higher risks because they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates, and because they are relatively less liquid than higher rated securities. As a result, issuers of lower rated debt securities are more likely than other issuers to miss principal and interest payments or to default, which could result in a loss to the Fund.
Lower rated or unrated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower rated debt securities are often less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations in response to changing interest rates. A projection of an economic downturn, for example, could cause a sharper decline in the prices of lower rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of lower rated debt securities defaults, the Fund may incur additional expenses to seek financial recovery and may not recover the full amount or any of its investment. In the event of an issuer’s bankruptcy, the claims of other creditors may have priority over the claims of lower rated debt holders, leaving insufficient assets to repay the holders of lower rated debt securities.
In addition, the markets in which lower rated or unrated debt securities are traded are generally thinner, more limited and less active than those for higher rated securities. The existence of limited markets for particular securities may diminish the Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund’s shares. While such debt may have some quality and protective characteristics, these are generally outweighed by large uncertainties or major risk exposure to adverse conditions.
Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of investment grade securities, and the ability of the Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Fund was investing only in investment grade securities.
Distressed Securities. The Fund may invest in debt securities that are the subject of bankruptcy proceedings, in default as to the payment of principal or interest, or rated in the lowest rating category by an NRSRO (“distressed securities”). Investments in distressed securities may be considered speculative and may involve substantial risks not normally associated with investments in healthier companies, including the increased possibility that adverse business, financial or economic conditions will cause the issuer to default or initiate insolvency proceedings. Investments in distressed securities inherently have more credit risk than investments in non-distressed issuers, and the degree of risk associated with particular distressed securities may be difficult or impossible to determine. Distressed securities may also be illiquid, difficult to value and experience extreme price volatility. In the event that an issuer of distressed securities defaults or initiates insolvency proceedings, the Fund may lose all of its investment in the distressed security, or it may be required to accept cash or securities with a value less than the Fund's original investment.
Lowest Rated Investment Grade Securities. The Fund may invest in debt securities that have the lowest investment grade rating provided by a rating agency. Securities rated BBB- by S&P, Baa3 by Moody’s or BBB- by Fitch are the lowest ratings which are considered “investment grade,” although Moody’s considers securities rated Baa3, S&P considers bonds rated BBB- and Fitch considers bonds rated BBB-, to have some speculative characteristics.
Securities rated BBB- by S&P, Baa3 by Moody’s or BBB by Fitch may involve greater risks than securities in higher rating categories. Securities receiving S&P’s BBB- rating are regarded as having adequate capacity to pay interest and repay principal. Such securities typically exhibit adequate investor protections but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rating categories. For further description of the various rating categories, see “Credit Rating Definitions.”
Securities possessing Moody’s Baa3 rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security are judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well.
Securities possessing Fitch’s BBB- rating indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.
Ratings may be used to assist in investment decisions. Ratings of debt securities represent a rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates.
Auction Market and Remarketed Preferred Stock. The Fund may purchase certain types of auction market preferred stock (“AMPS”) or remarketed preferred stock (“RPS”) subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing, which are typically held weekly, is successful. If the auction or remarketing fails, the holder of certain types of AMPS or RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third-party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.
Alternative Minimum Tax Bonds. The Fund may invest in “Alternative Minimum Tax Bonds,” which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual “alternative minimum tax.” The alternative minimum tax is a special tax that applies to taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by the Fund may be lower than those from other Municipal Obligations acquired by the Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds.
Event-Linked Bonds. The Fund may invest in “event-linked bonds.” Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other onshore or offshore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.
Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.
Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. The Fund's investments in fixed income securities may include deferred interest, pay-in-kind (“PIK”) and capital appreciation bonds. Deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The deferral of PIK interest increases the loan-to-value ratio, which is a measure of the riskiness of the loan. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality or securities that pay interest in cash.
PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment. The higher interest rates of PIK securities reflect the payment deferral and increased credit risk associated with those securities and such investments generally represent a significantly higher credit risk than coupon loans.
Deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may, even if accounting conditions are met, obtain no return at all on its investment. PIK securities may have unreliable valuations because their continuing accruals require ongoing judgments about the collectability of the deferred payments and the value of any associated collateral. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual and in the event that accrued income is not realized, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to maintain favorable tax treatment. If the Fund is not able to obtain cash from other sources, and chooses not to make a qualifying share distribution, it may become subject to corporate-level income tax. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable.
Municipal Debt Instruments.
Economic downturns and budgetary constraints may make municipal securities more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the municipal securities markets could result in increased illiquidity, price volatility and credit risk, and a decrease in the number of municipal securities investment opportunities. The value of municipal securities may also be affected by uncertainties involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy, as expanded further below. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. These uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities.
The City of Detroit filed for federal bankruptcy protection on July 18, 2013. The bankruptcy of large cities such as Detroit is relatively rare, making the consequences of such bankruptcy filings difficult to predict. Accordingly, it is unclear what impact a large city’s bankruptcy filing would have on the city's outstanding obligations or on the obligations of other municipal issuers in that state. It is possible that the city could default on, restructure or otherwise avoid some or all of these obligations, which may negatively affect the marketability, liquidity and value of securities issued by the city and other municipalities in that state. If the Fund holds securities that are affected by a city’s bankruptcy filing, the Fund's investments in those securities may lose value, which could cause the Fund's performance to decline.
Municipal Obligations and Bonds. The Fund may invest in “municipal obligations.” Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which may be exempt from federal income tax in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes and certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. Municipal bonds generally have maturities of more than one year when issued and have two principal classifications—General Obligation Bonds and Revenue Bonds. Municipal bonds include:
General Obligation Bonds – are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Timely payments on general obligation bonds depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Revenue Bonds – are payable only from the revenues derived from a particular facility or group of facilities or from the proceeds of special excise or other specific revenue service and may be negatively affected by the general credit of the user of the facility.
Additional types of municipal obligations include the following:
Industrial Development Bonds – are a type of revenue bond and do not generally constitute the pledge of credit of the issuer of such bonds but rather the pledge of credit by the core obligor. The payment of the principal and interest on such bonds is dependent on the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Industrial development bonds are issued by or on behalf of public authorities to raise money to finance public and private facilities for business, manufacturing, housing, ports, pollution control, airports, mass transit and other similar type projects. Industrial development bonds issued after the effective date of the Tax Reform Act of 1986, as well as certain other bonds, are now classified as “private activity bonds.” Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.
Private Activity Bonds – are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so.
Moral Obligation Bonds – are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Lease Obligations – are obligations in which the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.
Pre-Refunded Municipal Bonds – are tax-exempt bonds that have been refunded to a call date prior to the maturity of principal (or to the final maturity of principal, in the case of pre-refunded municipal bonds known as “escrowed-to-maturity bonds”) and remain outstanding in the municipal market. Principal and interest payments on pre-refunded municipal bonds are funded from securities in designated escrow accounts holding U.S. Treasury securities or other obligations of the U.S. government and its agencies and instrumentalities. Issuers use pre-refunded municipal bonds to obtain more favorable terms with respect to bonds that are not yet callable or redeemable. Issuers can refinance their debt at lower rates when market interest rates decline, improve cash flow by restructuring the debt, or eliminate certain restrictive covenants. However, other than a change in revenue source from which principal and interest payments are made, the pre-refunded municipal bonds remain outstanding on their original terms until maturity or until redeemed by the issuer. These bonds often sell at a premium over face value. In the event the Fund sells a pre-refunded municipal bond prior to its maturity, the price received may be less than the bond’s original cost, depending on market conditions at the time of sale.
Municipal obligations are subject to interest rate, credit and illiquidity risk and are affected by economic, business and political developments. Lower rated municipal obligations are subject to greater credit and market risk than higher quality municipal obligations. The value of these securities, or an issuer’s ability to make payments, may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. Timely payments by issuers of industrial development bonds are dependent on the money earned by the particular facility or amount of revenues from other sources, and may be negatively affected by the general credit of the user of the facility.
Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. In addition, the perceived increased likelihood of default among issuers of municipal bonds has resulted in increased illiquidity, increased price volatility and credit downgrades of such issuers. In addition, the current economic climate and the perceived increased likelihood of default among issuers of municipal bonds has resulted in increased illiquidity, increased price volatility and credit downgrades of such issuers. A lack of information regarding certain issuers may make their municipal securities more difficult to assess. Additionally, uncertainties in the municipal securities market could negatively affect the Fund's net asset value and/or the distributions paid by the Fund. Certain municipal obligations in which the Fund invests may pay interest that is subject to the alternative minimum tax.
To be tax exempt, municipal bonds must meet certain regulatory requirements. The failure of a municipal bond (at issuance or as a result of a deemed reissuance) to meet these requirements may cause the interest received by the Fund from such bonds to be taxable. Interest on a municipal bond may be declared taxable after the issuance of the bond, and such a determination could be applied retroactively to the date of the issuance of the bond, causing a portion of prior distributions made by the Fund to be taxable to shareholders in the year of receipt. Additionally, income from municipal bonds may be declared taxable due to unfavorable changes in tax law, adverse interpretations by the IRS or noncompliant conduct of a bond issuer.
Municipal obligations include the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions, such as the U.S. Virgin Islands and Guam. General obligations and/or revenue bonds of issuers located in U.S. territories may be affected by political, social and economic conditions in such U.S. territories. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers. While the Commonwealth of Puerto Rico (the “Commonwealth” or “Puerto Rico”) has taken significant steps toward fiscal stabilization, the Commonwealth continues to face serious fiscal challenges, including an extended period of chronic budget deficits, high debt levels, a protracted recession, high unemployment, and low workforce participation. In September 2017, Puerto Rico was hit by two successive hurricanes that caused severe damage to Puerto Rico’s infrastructure. Additionally, Puerto Rico experienced significant political instability in 2019. Puerto Rico has high levels of national debt and its general obligation credit rating has been rated below investment grade by a number of nationally recognized statistical rating organizations. The Commonwealth’s ratings reflect an economy in prolonged recession, limited economic activity, lower-than-estimated revenue collections, lackluster revenue growth, high government debt levels relative to the size of the economy, structural budget gaps, high spending and other potential fiscal challenges. The market prices and yields of Puerto Rican general obligations may be adversely affected by the ratings downgrade and any future downgrades. There can be no assurance that current or future economic difficulties in Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations or the ability of particular issuers to make timely payments of debt service on these obligations. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Although Puerto Rico is a U.S. Territory, neither Puerto Rico nor its subdivisions or agencies are eligible to file under the U.S. Bankruptcy Code in order to seek protection from creditors or restructure their debt. However, the U.S. Congress approved legislation that establishes an oversight board, temporarily stays creditor legislation and provides for a restructuring process. From 2017-2022, the Commonwealth, its Sales Tax Financing Corporation, Highways and Transportation Authority, Employees' Retirement System, Public Buildings Authority, and Aqueduct and Sewer Authority, were subject to the equivalent of municipal bankruptcy proceedings, known as “PROMESA” cases. During those proceedings, these municipal entities were unable to issue new municipal securities or repay existing municipal debt. At this time, Puerto Rico's Electric Power Authority (“PREPA”) remains in such proceedings and subject to such restrictions. Moreover, the validity of PREPA's debt instruments (and thus whether the holders are entitled to any recovery at all) has been called into question and may be litigated as part of its PROMESA case. PROMESA is a novel federal law and many of its provisions have been disputed. Those agencies of the Commonwealth that are not currently debtors in PROMESA proceedings at this time may enter such proceedings in the future and, in any event, can be expected to be subject to many of the same stressors that caused the proceedings mentioned above. For these and other reasons, the timing and rate of recovery on municipal securities that have been or will be issued by the Commonwealth or any of its agencies are highly unpredictable. Further legislation by the U.S. Congress, or actions by the oversight board, or court approval of an unfavorable debt restructuring deal could have a negative impact on the marketability, liquidity or value of certain investments held by the Fund and could reduce the Fund’s performance. Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy. Tourism accounts for a substantial portion of the U.S. Virgin Islands’ gross domestic product. A weak economy, war, natural disasters, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the territory, can adversely affect its tourism.
Some municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (“SBPAs”). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable assurance that the insured bond’s principal and interest will be paid when due. Insured municipal bonds typically receive a higher credit rating than uninsured municipal bonds, which means the issuer of the bond pays a lower interest rate. Insurance does not guarantee the price of the bond or the share price of the Fund.
The credit rating of an insured bond may reflect the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating, and conditions or changes to ratings criteria of municipal bonds could adversely impact the ratings of the insurer. Rating agencies have lowered their ratings and withdrawn ratings on some municipal bond insurers. In such cases, the insurance may provide little or no enhancement of credit or resale value to the municipal bond, and the bond rating will reflect the higher of the insurer rating or the rating of the underlying bond.
An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.
Municipal Notes. The Fund may invest in municipal notes. Municipal notes generally have maturities of one year or less when issued and are used to satisfy short-term capital needs. Municipal notes pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (although the interest may be includable in taxable income for purposes of the alternative minimum tax). If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money. Municipal notes include:
Tax Anticipation Notes – issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues.
Bond Anticipation Notes – issued in expectation of a municipality issuing a long-term bond in the future. Usually the long-term bonds provide the money for the repayment of the notes.
Revenue Anticipation Notes – issued in expectation of receipt of other types of revenues such as certain federal revenues.

Construction Loan Notes – sold to provide construction financing and may be insured by the Federal Housing Administration. After completion of the project, FNMA or GNMA frequently provides permanent financing.
Pre-Refunded Municipal Bonds – bonds no longer secured by the credit of the issuing entity, having been escrowed with U.S. Treasury securities as a result of a refinancing by the issuer. The bonds are escrowed for retirement either at original maturity or at an earlier call date.
Tax Free Commercial Paper – a promissory obligation issued or guaranteed by a municipal issuer and frequently accompanied by a letter of credit of a commercial bank. It is used by agencies of state and local governments to finance seasonal working capital needs, or as short-term financing in anticipation of long-term financing.
Project Notes – sold by the U.S. Department of Housing and Urban Development but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government and generally carry a term of one year or less.
Variable Rate Demand Notes – long-term, taxable, or tax-exempt bonds issued on a variable rate basis that can be tendered for purchase at par whenever rates reset upon contractual notice by the investor. The bonds tendered are then resold by the remarketing agent in the secondary market to other investors. Variable Rate Demand Notes can be converted to a long-term fixed rate security upon appropriate notice by the issuer. The pricing, quality and liquidity of the floating and variable rate demand instruments held by the Fund will continually be monitored.
Tax Free Participation Certificates – tax free floating, or variable rate demand notes which are issued by a municipal or governmental entity that sells a participation in the note. The pricing, quality and liquidity of the participation certificates will be continually monitored.
A participation certificate gives the Fund an undivided interest in the municipal obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal obligation and provides the demand feature described below. Each participation is backed by: an irrevocable letter of credit or guaranty of a bank which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation; or an insurance policy of an insurance company that has been determined to meet the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution and draw on the letter of credit or insurance on demand after thirty days’ notice for all or any part of the full principal amount of the Fund’s participation interest in the security plus accrued interest. The demand feature is only intended to be exercised (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Fund in order to make redemptions of Fund Shares, or (3) to maintain the required quality of its investment portfolios.
The institutions issuing the participation certificates will retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. The Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance. The Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be a capitalized expense of the Fund.
Puts, Stand-by Commitments and Demand Notes. The Fund may purchase municipal obligations with the right to a “put” or “stand-by commitment.” A “put” on a municipal obligation obligates the seller of the put to buy within a specified time and at an agreed upon price a municipal obligation the put is issued with. A stand-by commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price or yield on certain dates or within a specified period prior to maturity.
The Fund will enter into put and stand-by commitments with institutions such as banks and broker-dealers that are believed to continually satisfy the Fund's credit quality requirements.
The Fund may also invest in demand notes and variable rate demand notes that are supported by credit and liquidity enhancements from entities such as banks, insurance companies, other financial institutions, or U.S. government agencies. Demand notes are obligations with the right to a “put,” obligating the provider of the put to buy the security within a specified time and at an agreed upon price. Variable rate demand notes are floating rate instruments with terms of as much as 40 years which pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. Liquidity is provided with a put feature, which allows the holder to put the security at par plus accrued interest on any interest rate reset date, usually with one or seven days notice. Variable rate demand notes almost always have credit enhancements in the form of either a letter of credit or bond insurance.

The Fund may purchase floating or variable rate municipal obligations, some of which are subject to payment of principal by the issuer on demand by the Fund (usually not more than thirty days’ notice). The Fund may also purchase floating or variable rate municipal obligations or participations therein from banks, insurance companies or other financial institutions which are owned by such institutions or affiliated organizations. Each participation is usually backed by an irrevocable letter of credit, or guaranty of a bank or insurance policy of an insurance company.
Risk Factors. The ability of the Fund to exercise the put or stand-by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. A seller may be unable to honor a put or stand-by commitment for financial reasons. In the event the seller is unable to honor a put or stand-by commitment for financial reasons, the Fund may be a general creditor of the seller. Restrictions in the buy back arrangement may not obligate the seller to repurchase the securities or may prohibit the Fund from exercising the put or stand-by commitment except to maintain portfolio flexibility and liquidity. If there is a shortfall in the anticipated proceeds from demand notes, including variable rate demand notes, the notes may not be fully repaid and the Fund may lose money. (See “Investment Strategies and Portfolio Instruments —Municipal Notes—Tax Free Participation Certificates.”)
Variable Amount Master Demand Notes. The Fund may invest in variable amount master demand notes. Variable amount master demand notes are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. A variable amount master demand note differs from ordinary commercial paper in that (1) it is issued pursuant to a written agreement between the issuer and the holders, (2) its amount may, from time to time, be increased (may be subject to an agreed maximum) or decreased by the holder of the issue, (3) it is payable on demand, (4) its rate of interest payable varies with an agreed upon formula and (5) it is not typically rated by a rating agency.
Variable and Floating Rate Securities. The Fund may invest in variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a specified margin above or below the prime rate of a specified bank or some similar objective standard, such as the yield on the 90-day U.S. Treasury Bill, and may change as often as daily. Generally, changes in interest rates on variable and floating rate securities will reduce changes in the securities' market value from the original purchase price resulting in the potential for capital appreciation or capital depreciation being less than for fixed–income obligations with a fixed interest rate. Variable and floating rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if the interest rates increase. Inverse floating rate securities, which are securities whose interest rate bears an inverse relationship to the interest rate on another security, may also exhibit greater price volatility than a fixed rate obligation with similar credit quality.
The Fund may purchase variable rate U.S. government obligations which are instruments issued or guaranteed by the U.S. government, or an agency or instrumentality thereof, which have a rate of interest subject to adjustment at regular intervals but no less frequently than every 762 days. Variable rate U.S. government obligations whose interest rates are readjusted no less frequently than every 762 days will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.
Commercial Paper. The Fund may invest in commercial paper, which consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.
Money Market Securities. The Fund may invest in money market securities. Prices of money market securities rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of money market securities fall. Money market securities are also subject to reinvestment risk. As interest rates decline, a money market fund’s dividends (income) may decline because the fund must then invest in lower-yielding instruments. The Fund’s ability to redeem shares of a money market fund may be impacted by recent regulatory changes relating to money market funds which require the imposition of liquidity fees unless certain exceptions apply. There is also a risk that money market securities will be downgraded in credit rating or go into default. Lower-rated securities, and securities with longer final maturities, generally have higher credit risks.
Asset-Backed Commercial Paper. The Fund may invest in asset-backed commercial paper. Asset-backed commercial paper is a fixed income obligation generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flowing receivables such as credit card receivables or auto and equipment leases. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper. Asset-backed commercial paper is usually unregistered and, therefore, transfer of these securities is restricted by the Securities Act of 1933.

Indexed Commercial Paper. The Fund may invest in indexed commercial paper, which is U.S.-dollar denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on indexed commercial paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S.-dollar denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
While such commercial paper entails risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.
Credit and Liquidity Enhancements. The Fund may invest in securities supported by credit and liquidity enhancements from third parties, generally letters of credit from foreign or domestic banks. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in the credit quality of the entity issuing the enhancement, if contemporaneous with adverse changes in the enhanced security, could cause losses to the Fund and may affect its net asset value. The use of credit and liquidity enhancements exposes the Fund to counterparty risk, which is the risk that the entity issuing the credit and/or liquidity enhancement may not be able to honor its financial commitments.
Funding Agreements. The Fund may invest in various types of funding agreements. A funding agreement is an obligation of indebtedness negotiated privately between an investor and an insurance company. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by the Fund may be regarded as illiquid and therefore will be subject to the Fund’s limitation on illiquid investments.
Investment in the Subsidiary
The Fund will invest up to 25% of its total assets in the shares of its wholly owned and controlled Subsidiary. Investment in the Subsidiary is expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent IRS rulings, as discussed below under “Taxes-Tax Treatment of Investment in the Subsidiary.” The Subsidiary of the Fund is managed by RIM and may be advised by certain of the Fund’s money managers and has the same investment objective as the Fund. The Subsidiary may invest without limitation in commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets, including futures and options contracts with respect to indexes or individual commodities, options on futures contracts, swap agreements and swaptions (unlike the Fund, which may not invest without limitation in such instruments). However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, including the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. The Subsidiary is a company organized under the laws of the Cayman Islands and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.
By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are subject to the same risks that would apply to similar investments if held directly by the Fund. Although the Fund may enter into commodity-linked derivative instruments directly, the Fund will likely gain exposure to these derivative instruments indirectly by investing in its Subsidiary. To the extent that a money manager believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, the Fund’s investment in its Subsidiary will likely increase. The Subsidiary will also invest in fixed income instruments, some of which are intended to serve as margin or collateral for the Subsidiary’s derivatives positions.
Subject to its investment management agreement with the Subsidiary, RIM may select money managers for the Subsidiary, allocate Subsidiary assets among money managers, oversee the money managers and evaluate their performance results. The Subsidiary’s money managers, if any, select the individual portfolio securities for the assets assigned to them. Neither RIM nor the money managers receive any additional compensation for doing so. The Subsidiary also has entered into an administration agreement with RIFUS, pursuant to which RIFUS provides certain administrative services for the Subsidiary, but receives no additional compensation for doing so. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and accounting agent services with the same or with affiliates of the same service providers that provide those services to the Fund.

The Subsidiary is not registered under the 1940 Act, and, although the Subsidiary is subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, the Subsidiary is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary and Fund and the Subsidiary are managed by RIM, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and the Fund’s shareholders. The Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including the Fund’s investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. As noted above, the Subsidiary will be subject to the same fundamental and non-fundamental investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and this SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
Other Financial Instruments Including Derivatives.
Options, Futures and Other Financial Instruments. The Fund may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Fund's investments or for investment purposes (e.g., as a substitute for investing in securities). These financial instruments include, but are not limited to, options, futures, forward contracts and swaps. Derivatives may be used to take long or short positions.  Positions in these financial instruments may expose the Fund to an obligation to another party.
Derivatives are generally subject to a number of risks such as leverage risk, liquidity risk, market risk, credit risk, counterparty risk, management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.
Options and Futures. The Fund may purchase and sell (write) both call and put options on securities, securities indexes, foreign currencies and other assets, and purchase and sell interest rate, foreign currency, index and other types of futures contracts and purchase and write options on such futures contracts for hedging purposes or to effect investment transactions consistent with the Fund's investment objective and strategies. If other types of options, futures contracts, or options on futures contracts are traded in the future, the Fund may also use those instruments, provided that their use is consistent with the Fund's investment objectives, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Fund.
Options on Securities and Indexes. The Fund may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on Nasdaq or on a regulated foreign or national over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.
Exchange-listed options are issued by a regulated intermediary, such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. This discussion uses the OCC as an example but is also applicable to other financial intermediaries. With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although cash settlements may sometimes be available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instruments exceeds, in the case of a call option, or is less than, in the case of a put option, the strike price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. If one or more exchanges decide to discontinue the trading of an option (or a particular class or series of an option), the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.
Over-the-counter options (“OTC Options”) are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

Certain OTC Options will eventually be exchange-traded and cleared. Although these changes are expected to decrease the counterparty risk involved in bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. Where OTC Options remain uncleared, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any anticipated benefits of the transaction. Accordingly, the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit must be assessed to determine the likelihood that the terms of the OTC Option will be satisfied. The Fund will engage in OTC Option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions that have received (or the guarantors or the obligations of which have received) a minimum long-term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) or determined to be of equivalent credit.
An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period or on a specified date or dates, for certain types of options. The writer of an option on a security has the obligation upon exercise of the option, to deliver the underlying security upon payment of the exercise price (in the case of a call), or to pay the exercise price upon delivery of the underlying security (in the case of a put). Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Options on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in a specific security.
The Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner or as a cost-efficient alternative to acquiring the securities for which the option is intended to serve as a proxy. The Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate positively to one another.
The Fund will write call and put options only if they are “covered.” In the case of written call options that are not legally required to cash settle, the option is “covered” if the Fund (a) owns the security underlying the call or purchases a call option on the same security or index where the purchased call is scheduled to settle before or at the same time as the call written (i) with a strike price no greater than the strike price of the call option sold or (ii) if the strike price is greater, the Fund segregates liquid assets at least equal to the difference in value or (b) has segregated liquid assets at least equal in value to the market value of the underlying security or index, less any margin on deposit. A written put option that is not legally required to cash settle is “covered” if the Fund (a) sells the underlying security short at a price at least equal to the strike price where the short sale is scheduled to settle before or at the same time as the written put option is written or (b) holds a put on the same security or index where the put held is scheduled to settle before or at the same time as the put written, and where the exercise price of the put held is (i) equal to or greater than the strike price of the put written, or (ii) less than the strike price of the put written, provided the difference is maintained by the Fund in liquid segregated assets. Written call and put options that are legally required to cash settle are covered if the Fund segregates liquid assets in an amount at least equal in value to the Fund's daily marked-to-market obligation, if any, less any margins on deposit.
If an option written by the Fund expires out of the money, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss (long- or short-term depending on whether the Fund's holding period for the option is greater than one year) equal to the premium paid.
Prior to the earlier of exercise or expiration, as noted above, an option may generally be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration).
The Fund will realize a capital gain from a closing transaction on an option it has written if the cost of closing the option is less than the premium received from writing the option. If the cost of closing the option is more than the premium received from writing the option, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain. If the premium received from a closing sale transaction is less than the premium paid to purchase the option, the Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short- or long-term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a liability. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the last bid.
Risks Associated With Options On Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security or index, in the case of a put, upon expiration, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. When the Fund writes an option on a security or index, movements in the price of the underlying security or value of the index may result in a loss to the Fund. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.
There can be no assurance that a liquid market will exist if the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.
As the writer of a covered call option (i.e., where the Fund holds the security underlying the option), the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained a risk of loss should the price of the underlying security increase above the exercise price. It also retains a risk of loss on the underlying security should the price of the underlying security decrease. Where the Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.
If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.
Options on Foreign Currency. The Fund may buy and sell put and call options on foreign currencies either on exchanges or in the over-the-counter market for the purpose of hedging against changes in future currency exchange rates or to effect investment transactions consistent with the Fund's investment objectives and strategies. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the Fund to reduce foreign currency risk using such options. OTC Options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Futures Contracts and Options on Futures Contracts. The Fund may invest in interest rate futures contracts, foreign currency futures contracts, Secured Overnight Financing Rate (“SOFR”) futures or stock index futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade or over-the-counter. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency at a specified price at a future date. A futures contract on an index (such as the S&P 500®) is an exchange-traded contract to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Certain index futures may be based on measures of market volatility, such as the CBOE Volatility Index (“VIX”) or the EURO STOXX 50 Volatility Index (“VSTOXX”), which reflect the market’s expectation of future volatility rather than the performance of a traditional securities index.  In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Certain futures contracts on debt securities, such as U.S. Treasury bond or note futures, permit the seller to satisfy its delivery obligation by delivering any of a range of eligible securities, typically the least expensive (“cheapest-to-deliver”) instrument. As a result, the value of such futures contracts may be influenced by the characteristics and pricing of the eligible securities, including differences in maturity, coupon and yield, and may not move in perfect correlation with any particular underlying debt security. Although the value of an index may be a function of the value of certain specified securities, no delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies, for example: the S&P 500®; the Russell 2000®; Nikkei 225; CAC-40; FTSE 100; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the Swiss Franc; the Mexican Peso and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future. SOFR futures are typically dollar-denominated futures contracts or options on those contracts that are linked to SOFR, which is a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities. In addition, foreign currency denominated instruments are available from time to time. SOFR futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use SOFR futures contracts and options thereon to hedge against changes in SOFR, to which many interest rate swaps and fixed income instruments are linked.
The Fund may use futures contracts for both hedging purposes and to effect investment transactions consistent with its investment objective and strategies. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. See “Hedging Strategies” for a fuller description of this strategy.
Frequently, using futures to affect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred.
The Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.
There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or an option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.
When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with the broker a specified amount of cash or U.S. government securities (“initial margin”). The initial margin required for a futures contract is set by the exchange on which the contract is traded and, in certain cases, by the Fund's futures commission merchant (“FCM”). The required initial margin may be modified during the term of the contract including, among other reasons, as a result of periods of significant market volatility which affect the value of the initial margin deposited. Such requirements to deposit or maintain additional margin may be imposed at times when the Fund is unable to, or would face potential challenges in, meeting the additional margin requirement. Under these circumstances, the Fund could be required to, among other actions, reduce the Fund's exposure(s) giving rise to the additional margin requirement, sell or otherwise transfer other investments of the Fund to raise cash to satisfy the additional margin requirement, and/or hold cash on an ongoing basis – potentially at a disadvantageous time to the Fund – to satisfy the additional margin requirement. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by the Fund, but is instead a settlement between the Fund and the FCM of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures positions.
The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.
Although some futures contracts call for making or taking delivery of the underlying securities or other assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. In the case of transactions, if any, involving certain regulated futures contracts, any gain or loss arising from the lapse, closing out or exercise of such positions generally will be treated as 60% long-term and 40% short-term capital gain or loss. In addition, at the close of each taxable year, such positions generally will be marked-to-market (i.e., treated as sold for fair market value), and any resulting gain or loss will be treated as 60% long-term and 40% short-term capital gain or loss.
Limitations on Use of Futures and Options on Futures Contracts. The Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.
Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. An incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate or other trends.
Certain futures contracts, including volatility index futures such as VIX or VSTOXX futures, provide exposure to expected market volatility rather than to the performance of a traditional securities index. Volatility represents the degree of variation in the price of an asset over time, and such contracts are based on the market’s expectation of future volatility rather than current market levels. As a result, the value of volatility futures may behave differently from the underlying equity markets and may not correlate with movements in those markets or other assets. In addition, the prices of volatility futures are influenced by the term structure of volatility (i.e., the relationship between shorter- and longer-dated contracts), which may result in losses when positions are rolled from one contract to another, even in the absence of changes in the level of expected volatility.  Options on such futures contracts similarly provide exposure to expected market volatility, and their value may be highly sensitive to changes in expected volatility, the term structure of volatility and the time remaining to expiration.  Investments in volatility futures may experience significant and rapid changes in value.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. As a result, there can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.
Foreign Currency Futures Contracts. The Fund is also permitted to enter into foreign currency futures contracts in accordance with its investment objective and as limited by the procedures outlined above.
A foreign currency futures contract is an exchange-traded contract pursuant to which a party makes or accepts delivery of a specified type of currency at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.
The Fund may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar or other currencies or to effect investment transactions consistent with the Fund's investment objectives and strategies. When a manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, the Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction or as a means to gain portfolio exposure to that currency. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign security position. The Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate. The Fund may purchase a call option or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities. The Fund may write a call option or purchase a put option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities or as a means to gain portfolio exposure to a currency.
Forward Foreign Currency Exchange Transactions (“Forward Currency Contracts”). The Fund may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or to effect investment transactions consistent with the Fund's investment objective and strategies. The Fund will conduct its forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts to purchase or sell currency at a future date. A forward currency contract involves an obligation to purchase or sell a specific currency on a specific date in the future. For example, a forward currency contract may require the Fund to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) often have deposit or initial margin requirements and (c) are consummated without payment of any commissions. The Fund may engage in forward contracts that involve transacting in a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated. The Fund's dealings in forward contracts may involve hedging involving either specific transactions or portfolio positions or taking a position in a foreign currency. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency. The Fund may enter into a forward currency contract to purchase a currency other than that held in the Fund's portfolios. Forward currency transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.
At or before the maturity of a forward foreign currency contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell.

Upon maturity of a forward currency contract, the Fund may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then-current exchange rate. The Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that new forward contracts or offsets will be available to the Fund.
The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are typically involved. The use of a forward foreign currency contract does not eliminate fluctuations in the price of the underlying securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward foreign currency contracts limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.
If a devaluation is generally anticipated, the Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates. The Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code for a given year.
Many foreign currency forwards will eventually be exchange-traded and cleared as discussed further below. Although these changes are expected to decrease the counterparty risk associated with bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, as with foreign currency futures contracts, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.
The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict the Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward currency contracts draws upon special skills and experience with respect to such instruments and usually depends on the ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time the Fund is engaged in that strategy.
The Fund's ability to dispose of its positions in forward currency contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Many foreign currency forward contracts will eventually be exchange-traded and cleared. Although these changes are expected to decrease the credit risk associated with bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free.
Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Contracts and Options Thereon Traded on Foreign Exchanges. Options on securities, futures contracts, options on futures contracts, forward currency contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

Swap Agreements and Swaptions. The Fund may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis (i.e., the two payment streams are netted out) with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund may also enter into swap agreements for investment purposes. When the Fund enters into a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (e.g., an exchange of floating rate payments for fixed rate payments).
The Fund may enter into several different types of swap agreements, including total return (equity and/or index), interest rate, currency, credit default, inflation, variance/volatility and other exotic swaps. Total return swaps are agreements where two parties exchange two sets of cash flows on predetermined dates for an agreed-upon amount of time. In a standard total return swap, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns may, for example, be an equity index value swapped with a floating rate plus or minus a pre-defined spread. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (e.g., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index). Interest rate swaps are agreements that can be customized to meet each party’s needs, and involve the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are agreements where two parties exchange specified principal amounts of different currencies which are followed by each paying the other a series of interest payments that are based on the principal cash flow. At maturity, the principal amounts are returned. Credit default swaps are agreements which allow the transfer of third-party credit risk (the possibility that an issuer will default on an obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the Counterparty in the swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps may include index credit default swaps, which are contracts on baskets or indices of credit instruments, which may include tranches of CMBS. Inflation swaps are agreements used to transfer inflation risk, whereby the parties exchange fixed and floating cash flows with the floating rate linked to an inflation index. Variance and volatility swaps are agreements used to transfer exposure to the variability of an underlying asset’s price, whereby the parties exchange fixed and floating cash flows with the floating rate based on the realized variance or volatility of an underlying asset or index over a specified period.  Exotic swaps have non-standard or customized features and may include complex payout structures that are based on multiple reference assets, indices or other measures and incorporate features such as optionality, (i.e., the swap may include conditional or option-like features that cause the payout to vary depending on whether specified events occur) and path dependency (i.e., the value or payout of the swap may depend not only on the final level of an underlying asset or measure but also on the pattern of its movements over time).
The Fund generally expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date or for return enhancement. The Fund may also enter into these transactions as a substitute for holding securities directly. Under most swap agreements entered into by the Fund, the parties’ obligations are determined on a “net basis.” If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction.
The Fund may enter into swap agreements with Counterparties that meet RIM’s credit quality limitations. The Fund will not enter into any swap agreement unless the Counterparty has a minimum senior unsecured credit rating or long-term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) at the time of entering into such transaction. Some swaps the Fund may enter into, such as interest rate and certain credit default swaps, are traded on exchanges and subject to central clearing.
Certain derivatives, including swaps, may be subject to fees and expenses, and by investing in such derivatives indirectly through the Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Fund.
There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) is changing the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth the legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Fund may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of certain OTC derivatives transactions. The CFTC and SEC have approved joint final rules and interpretations that further define the terms “swap” and “security-based” swap and govern “mixed swaps” (the “Swap Definitions”). Under the Swap Definitions, the term “swap” includes OTC foreign exchange options, among other OTC contracts. The U.S. Department of the Treasury has determined that certain deliverable foreign exchange forwards and deliverable foreign exchange swaps are exempt from the definition of “swap.” The occurrence of the effective date for the Swap Definitions triggered numerous effective and compliance dates for other rules promulgated by the CFTC and SEC under the Dodd-Frank Act. The Swap Definitions are broad and encompass a number of transactions that were historically not subject to CFTC or SEC regulation. The impact of the effectiveness of the Swap Definitions along with the implementation of the various other rules contingent on the promulgation of the Swap Definitions is impossible to predict, but could be substantial and adverse.
Provisions in the Dodd-Frank Act include registration, recordkeeping, capital and margin requirements for “swap dealers” and “major swap participants” as determined by the Dodd-Frank Act and applicable regulations, and the required use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have adopted numerous rules and regulations implementing the provisions of the Dodd-Frank Act. It is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any Fund, but it is expected that swap dealers, major market participants and swap Counterparties, including the Fund, will experience new and/or additional compliance burdens and associated costs. The Dodd-Frank Act and the rules may negatively impact the Fund's ability to meet its investment objective either through limits or requirements imposed on it or its Counterparties. In particular, new position limits imposed on the Fund or its Counterparties’ on-exchange and OTC trading may impact the Fund's ability to invest in a manner that efficiently meets its investment objective, and new requirements, including capital and mandatory clearing and margin, may increase the cost of the Fund's investments and cost of doing business, which could adversely affect investors. Similar to initial margin for futures contracts as discussed above, the required initial margin for cleared derivatives transactions may be modified during the term of the contract including, among other reasons, as a result of periods of significant market volatility which affect the value of the initial margin deposited.
The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person may hold or control in a particular futures contract, option on futures contract, and in some cases, OTC transaction that is economically equivalent to certain futures or options contracts on physical commodities. The CFTC’s adoption of new and amended position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such 25 specified contracts, and OTC transactions that are economically equivalent to the 25 specified contracts is a fairly new development. In addition, the CFTC also recently modified the bona fide hedging exemption for which certain swap dealers were previously eligible. This development could limit the amount of speculative OTC transaction capacity each swap dealer would have available for the Fund. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange or the CFTC may order the liquidation of positions found to be in violation of these limits and may impose sanctions or restrictions. Position limits may adversely affect the market liquidity of the futures, options and economically equivalent derivatives in which the Fund may invest. It is possible that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. Such modification or liquidation, if required, could adversely affect the operations and performance of the Fund.
Credit Default Swaps. The  Fund may enter into credit default swaps. A credit default swap can refer to corporate issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. Credit default swaps allow the Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. The Fund may act as either the buyer or the seller of a credit default swap. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that the Fund may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, the Fund may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. In an unhedged credit default swap, the Fund enters into a credit default swap without owning the underlying asset or debt issued by the reference entity. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be subject to mandatory clearing in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free. Clearing may subject the Fund to increased costs or margin requirements.

As the seller of protection in a credit default swap, the Fund would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the Counterparty in the event of a default (or other specified credit event), and the Counterparty would be required to surrender the reference debt obligation. In return, the Fund would receive from the Counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As a seller of protection, the Fund would effectively add leverage to its portfolio because in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.
The Fund may also purchase protection via credit default swap contracts in order to offset the risk of default of debt securities held in its portfolios, in which case the Fund would function as the Counterparty referenced in the preceding paragraph.
Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific reference obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default.
Credit default swap agreements on asset-backed securities also involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, deliverable obligations in most instances would be limited to the specific reference obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write-down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the reference obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the reference obligation or to take an active long or short position with respect to the likelihood of a particular reference obligation’s default (or other defined credit events).
Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference obligations comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Traders may use credit default swaps on indices to speculate on changes in credit quality.
Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to the risks inherent in the use of swaps, including illiquidity risk and counterparty risk. The Fund will generally incur a greater degree of risk when selling a credit default swap than when purchasing a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund. In addition, there may be disputes between the buyer and seller of a credit default swap agreement or within the swaps market as a whole as to whether a credit event has occurred or what the payment should be. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller.
If the creditworthiness of the Fund's uncleared swap Counterparty declines, the risk that the Counterparty may not perform could increase, potentially resulting in a loss to the Fund. To limit the counterparty risk involved in uncleared swap agreements, the Fund will only enter into uncleared swap agreements with Counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Fund will be able to do so, the Fund may be able to reduce or eliminate their exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.
Interest Rate Swaps. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund might diminish compared to what it would have been if this investment technique were not used.
Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. Interest rate swaps are traded on exchanges and are subject to central clearing. If the clearing house or FCM defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives. However, clearing may subject the Fund to increased costs or margin requirements.
Swaptions. The Fund may enter into swaptions (an option on a swap). In a swaption, in exchange for an option premium, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund's statements of financial condition.
Equity Swaps (Total Return Swaps). The Fund may invest in certain types of equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on a basket of equity securities (an “equity basket swap”) or individual equity security for another payment stream. An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous.  The Fund will receive all of the economic benefits and risks equivalent to direct investments in the reference equity positions such as capital appreciation (depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value.  The swap value may also include interest charges and credits related to the notional values of the equity positions and any cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread.  The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Equity basket swaps provide the Fund exposure to a portfolio of long and/or short equity securities. These swaps are designed to function as a portfolio of direct investments in long and short equity positions and the Fund has the ability to trade in and out of long and short positions within the swap. The Fund may also gain exposure to long and/or short equity securities through multiple swaps on individual equity securities. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.
Index Swap Agreements. The Fund may enter into index swap agreements to expose cash reserves to markets or to effect investment transactions consistent with the Fund's investment objective and strategies. Index swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard index swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).
No Fund will enter into a swap agreement, other than a centrally cleared or other swap not involving a securities-related issuer, with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Fund's net assets.
Inflation Swaps. The Fund may enter into inflation swaps. Inflation swaps are two-party contracts used to transfer inflation risk, whereby the parties exchange fixed and floating cash flows. Typically, the party seeking to hedge inflation risk pays a floating rate linked to an inflation index (such as the Consumer Price Index) and the other party pays a fixed rate. The risk of loss with respect to inflation swaps is generally limited to the net amount of payments that the Fund is contractually obligated to make. Inflation swaps involve the risk that the inflation index used in the transaction does not accurately reflect the Fund’s exposure to inflation. In addition, if a money manager is incorrect in its forecasts of inflation rates or other applicable factors, the investment performance of the Fund may be adversely affected compared to what it would have been if this investment technique had not been used. Inflation swaps are typically entered into in the OTC market and are subject to the counterparty risk involved in uncleared swap agreements.
Variance/Volatility Swaps. The Fund may enter into variance swaps and volatility swaps. Variance and volatility swaps are two-party contracts used to transfer exposure to the variability of an underlying asset’s price, whereby the parties exchange fixed and floating cash flows. Typically, one party agrees to pay a fixed rate and receive a payment based on the realized variance or volatility of an underlying asset or index over a specified period, while the other party assumes the opposite obligation. The risk of loss with respect to variance and volatility swaps is generally limited to the net amount of payments that the Fund is contractually obligated to make. Variance and volatility swaps involve the risk that realized volatility will differ from the level implied by the fixed rate agreed to in the contract. In addition, because variance is calculated as the square of volatility, variance swaps may be more sensitive to large movements in the price of the underlying asset. If a money manager is incorrect in its forecasts of market volatility or other applicable factors, the investment performance of the Fund may be adversely affected compared to what it would have been if this investment technique had not been used. Variance and volatility swaps are typically entered into in the OTC market and are subject to the counterparty risk involved in uncleared swap agreements.
Other Exotic Swaps. The Fund may enter into other types of swap agreements that have non-standard or customized features (“exotic swaps”). These instruments are generally individually negotiated and may include complex payout structures that are based on multiple reference assets, indices or other measures, and may incorporate features such as optionality and path dependency. The risk of loss with respect to such exotic swaps is generally limited to the net amount of payments that the Fund is contractually obligated to make. Exotic swaps involve the risk that their valuation and performance depend on complex models and assumptions, which may not accurately predict future market movements or the relationship among reference variables. In addition, because the payout structures of exotic swaps may be highly sensitive to changes in market conditions, including at particular points in time, small changes in the value or behavior of the underlying reference assets or measures may result in disproportionately large changes in the value of the swap. If a money manager is incorrect in its assessment of the structure, behavior or market drivers of an exotic swap, the investment performance of the Fund may be adversely affected compared to what it would have been if this investment technique had not been used. Exotic swaps are typically entered into in the OTC market and are subject to the counterparty risk involved in uncleared swap agreements.
Commodity-Linked Derivatives. The Fund may invest in commodity-linked derivative instruments, such as structured notes, swap agreements, commodity options, futures and options on futures. The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, historically debt securities have tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, historically the prices of certain commodities, such as oil and metals, have tended to increase. Of course, there cannot be any guarantee that commodity-linked derivative investments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities.
In selecting investments for the Fund’s portfolio, the money managers evaluate the merits of commodity-linked derivative instruments based upon such factors as the underlying commodity, futures contract, index or other economic variables that are linked to the instrument, the issuer of the instrument, and whether the principal of the instrument is protected by any form of credit enhancement or guarantee.
The Fund generally intends to invest in commodity-linked instruments that offer no principal protection. At maturity, there is a risk that the underlying commodity index, futures contract or other economic variable may have declined sufficiently in value such that some or all of the face value of the instrument might not be returned and the instrument could lose all of its value.
The Fund's primary method for gaining exposure to the commodities markets is expected to be through commodity-linked structured notes, swap agreements and commodity futures and options, including futures contracts on individual commodities or a subset of commodities and options on them. These instruments have one or more commodity-dependent components. Some of these investments are derivative instruments because at least part of their value is derived from the value of an underlying commodity, commodity index, commodity futures or option contract, index or other readily measurable economic variable. The Fund may invest in these instruments directly and indirectly through investment in its Subsidiary, a wholly owned subsidiary of the Fund formed in the Cayman Islands.

SEC Regulatory Matters. The SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies requires that the Fund trade derivatives and other transactions that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless the Fund qualifies as a “limited derivatives user,” as defined in the rule. Under the rule, when the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether the Fund is a limited derivatives user, but for Funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the rule regarding use of securities lending collateral that may limit the Fund's securities lending activities. In addition, under the rule, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security under the 1940 Act, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due.
Uncovered Options Transactions. The Fund may write options that are not covered (or so called “naked options”). When the Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When the Fund sells an uncovered put option, it does not simultaneously have a short position in the underlying security. Uncovered options are riskier than covered options because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with relatively less liquid preferred and debt securities, that the securities may not be available for purchase. Uncovered call and put options have speculative characteristics and the potential loss is substantial.
Inflation. The Fund's investments are subject to inflation risk, which is the risk that the intrinsic value of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the values of the Fund's assets can decline as can the value of the Fund’s distributions).
Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). Therefore, the income generated by debt securities may not keep pace with inflation. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. The risk of inflation is greater for debt instruments with longer maturities and especially those that pay a fixed rather than variable interest rate. Additionally, actions by governments and central banking authorities can result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, and vice versa, which may adversely affect the Fund and its investments.

Taxes
Tax Information for the Fund.
The following is only a summary of certain additional federal income tax considerations generally affecting the Trust, the Fund and its shareholders. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Trust, the Fund or shareholders, and the discussion here and in the Fund’s Prospectus is not intended to be a substitute for careful tax planning.
The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Each Fund of the Trust is generally treated as a separate corporation for federal income tax purposes. Thus, the provisions of the Code generally will be applied to each Fund separately, rather than to the Trust as a whole.
Distributions of Net Investment Income. The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income (other than certain qualified dividend income, described below) will be taxable to you as ordinary income, whether you receive them in cash or in additional Shares.
If you are an individual investor, a portion of the dividends you receive from the Fund may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. The Fund’s distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations. For individual and other non-corporate taxpayers, the maximum rate applicable to qualified dividend income is 20%.
Certain distributions reported by the Fund as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under section 163(j) of the Code. Such treatment by the Shareholder is generally subject to holding period requirements and other potential limitations. The amount that the Fund is eligible to report as a section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.
Distributions of Capital Gain. The Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your Shares in the Fund. Any net capital gain realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund. For individual and other non-corporate taxpayers, the maximum rate applicable to long-term capital gains is 20%.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Below Investment Grade Instruments. The Fund expects to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to distribute sufficient income to preserve the Fund’s tax status as a regulated investment company and minimize the extent to which the Fund is subject to U.S. federal income tax.

Original Issue Discount, Zero-Coupon Bonds, Step-Ups, Payment-In-Kind Securities and Market Discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount is treated as interest income and is included in the Fund’s income and required to be distributed over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation.
Zero-coupon bonds, step-ups and PIK securities allow an issuer to avoid or delay the need to generate cash to meet current interest payments. The Fund would be required to recognize for U.S. federal income tax purposes and to distribute the income on these instruments as the income accrues, even though the Fund will not receive the income on a current basis in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders. The required recognition of original issue discount or PIK interest for U.S. federal income tax purposes may require cash distributions to shareholders in order to maintain tax treatment as a regulated investment company for U.S. federal income tax purposes.
Any market discount recognized on a bond is taxable as ordinary income for U.S. federal income tax purposes.
Derivatives. The Fund’s transactions in derivatives (such as futures contracts and swaps) will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions made by the Fund. The Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.
Effect of Foreign Investments on Distributions. Most foreign exchange gain realized by the Fund on the sale of debt securities is treated as ordinary income by the Fund. Similarly, foreign exchange loss realized on the sale of debt securities by the Fund generally is treated as ordinary loss. This gain when distributed will be taxable to you as ordinary income, and any loss will reduce the Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. A return of capital generally is not taxable, but if distributed to you by the Fund, reduces your tax basis in your shares of the Fund. Any return of capital in excess of your tax basis is taxable to you (if distributed to you by the Fund) as a capital gain.
The Fund may invest in foreign securities and may be subject to foreign withholding taxes on income from these securities. This, in turn, could reduce the ordinary income distributions to you. If more than 50% of the Fund's total assets at the end of the fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. In that case, you will be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.
Information on the Amount and Tax Character of Distributions. The Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid. The Fund will advise you of the tax status for federal income tax purposes of all distributions paid during the year shortly after the end of each calendar year. To the extent such amounts include distributions received from a REIT, they may be based on estimates and be subject to change as REITs do not always have the information available by the time these reports are due and can recharacterize certain amounts after the end of the tax year. As a result, the final character and amount of distributions may differ from that initially reported. If you have not held Fund Shares for a full year, the Fund may report and distribute to you, as ordinary income or capital gain, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by the Fund in October, November or December to shareholders of record in such a month but paid in January are taxable to you as if they were paid in December.
Election to be Taxed as a Regulated Investment Company. The Fund intends to elect to be treated as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gain it distributes to you. The Board of Trustees reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such a case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as ordinary dividend income to the extent of the Fund’s earnings and profits.

State and Local Tax Considerations. Rules of state and local taxation of dividend and capital gains from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules regarding an investment in the Fund.
Excise Tax Distribution Requirements. To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98.2% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year on which the Fund paid no federal income tax. The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.
Redemption of Fund Shares. Redemptions (including redemptions in kind) and exchanges of Fund Shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund Shares, or exchange them for Shares of a different RIC Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you held your Shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you held your Shares.
Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those Shares.
Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund Shares is disallowed to the extent that you buy other Shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new Shares.
U.S. Government Securities. The income earned on certain U.S. government securities is generally exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.
Dividends-Received Deduction for Corporations. If you are a corporate shareholder, a percentage of the dividends paid by the Fund for the most recent fiscal year may have qualified for the dividends-received deduction. You may be allowed to deduct a portion of these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends, if certain holding period and other requirements are met. The dividends-received deduction will be available only with respect to dividends reported by the Fund as eligible for such treatment. If the Fund’s income is derived primarily from either investments in foreign rather than domestic securities or interest rather than dividends, generally none of its distributions are expected to qualify for the corporate dividends-received deduction.
Investment in Complex Securities. The Fund may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer the Fund’s ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing or character of the income distributed to you by the Fund.
Multi-Strategy Tax Considerations. Because portions of the Fund’s assets are managed by different money managers using different strategies, certain of the Fund’s investments may be subject to special U.S. federal income tax provisions that, among other things, may defer or otherwise limit losses or deductions or change the character of gains based on positions held across different strategies.  To the extent a money manager invests on behalf of the Fund in underlying hedge funds or other pooled vehicles, the Fund will recognize its share of those vehicles' income and gains regardless of whether cash has been distributed, which may also affect the timing and character of the Fund's distributions to shareholders.
Non-U.S. Investors. Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to U.S. estate taxes, and are subject to special U.S. tax certification requirements. A portion of the Fund distributions received by a non-U.S. investor may be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains earned by the Fund if properly reported by the Fund. If a non-U.S. investor were to hold an interest of more than 5% in the Fund that were deemed to be a “U.S. real property holding company” by reason of holding significant interests

(other than as a creditor) in other U.S. real property holding companies (including REITs) or “U.S. real property,” certain Fund distributions could be taxable to such investor and require the investor to file U.S. tax returns and may also be subject to withholding taxes.  Non-U.S. investors holding an interest of 5% or less in the Fund may be subject to withholding tax with respect to certain Fund distributions that are attributable to U.S. real property gains, as well as ordinary income dividends.
The Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply or be deemed compliant with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.
Backup Withholding. By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien) or (if applicable) certify that you are exempt from backup withholding. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the rate is 24%.
Tax Treatment of Investment in the Subsidiary. The Fund intends to gain exposure indirectly to commodities markets by investing in the Subsidiary, which may invest in commodity index-linked swaps and other commodity-linked derivative instruments and securities. For the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income, including income inclusions and dividends from wholly owned foreign subsidiaries. The ability of the Fund to qualify for favorable regulated investment company status under the Code could be jeopardized if the Fund were unable to treat income from the Subsidiary as qualifying income. Furthermore, the tax treatment of commodity-linked derivatives and the Fund’s investment in the Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund, which legislation, Treasury Regulations, and/or guidance may have retroactive effect.
The Subsidiary is not expected to be subject to U.S. federal income taxation because its activities, to the extent that they rise to the level of a U.S. trade or business, meet the safe harbor from U.S. taxation for certain commodities trading activities. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such. Certain income received by the Subsidiary could be subject to U.S. withholding tax at a rate of 30%. The Subsidiary is expected to be treated as a controlled foreign corporation, and the Fund will be treated as a “U.S. shareholder” of the Subsidiary. As a result, the Fund will be required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s income (based on the expected nature of the Subsidiary’s activities) whether or not such income is distributed by the Subsidiary. This income is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund, and such loss cannot be carried forward to offset taxable income of the Fund or the Subsidiary in future periods.
Tax Considerations Relating to REIT Investments. Non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary REIT dividends. The Fund may pass through to shareholders the character of ordinary REIT dividends so as to allow non-corporate shareholders to claim this deduction.
You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

Money Manager Information
Russell Investments Alternatives Diversifier Fund
[AlphaSimplex Group, LLC is indirectly wholly owned and controlled by Virtus Investment Partners, Inc., a publicly traded company.
Aspect Capital Limited is controlled by Anthony Todd based on his greater than 25% ownership of its voting interests.
Crabel Capital Management, LLC is wholly owned by Crabel Investments Group, LLC (“CIG”). Interests in CIG include a majority holding of Class A Units, majority of which are held by Crabel Holdings LLC. Crabel Holdings LLC is owned by Toby Crabel and Crabel Family Trusts.
Efficient Capital Management, LLC is controlled by Ernest L. Jaffarian based on his indirect beneficial ownership of at least 25% of its outstanding voting securities.
One River Asset Management, LLC is majority owned and controlled by Eric Peters and his family trusts.
Portman Square Capital LLP is controlled by Sutesh Sharma based on his indirect beneficial ownership of at least 25% of its outstanding voting securities.
Welton Investment Partners LLC is controlled by Welton Investment Corporation, which beneficially owns more than 25% of its voting interests. Welton Investment Corporation is wholly owned and controlled by the Welton Family Trust, which is owned and controlled by Patrick Welton and Annette Welton.]

credit Rating definitions
MOODY’S INVESTORS SERVICE, INC. (MOODY’S):
Global Long-Term Rating Scale
Aaa –– Obligations rated ‘Aaa’ are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa –– Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.
A –– Obligations rated ‘A’ are judged to be upper-medium grade and are subject to low credit risk.
Baa –– Obligations rated ‘Baa’ are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba –– Obligations rated ‘Ba’ are judged to be speculative and are subject to substantial credit risk.
B –– Obligations rated ‘B’ are considered speculative and are subject to high credit risk.
Caa –– Obligations rated ‘Caa’ are judged to be speculative and of poor standing and are subject to very high credit risk.
Ca –– Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C –– Obligations rated ‘C’ are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
STANDARD & POOR’S RATINGS GROUP (“S&P”):
Long-Term Issue Credit Ratings
AAA –– An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA –– An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A –– An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB –– An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB, B, CCC, CC, C –– Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB –– An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B –– An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC –– An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC –– An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C –– An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D –– An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
NR indicates that a rating has not been assigned or is no longer assigned.
FITCH RATINGS, INC. (“FITCH”):
Long-Term Ratings Scales
AAA –– Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA –– Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A –– High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB –– Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB –– Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B –– Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC –– Substantial credit risk. Very low margin for safety. Default is a real possibility.
CC –– Very high levels of credit risk. Default of some kind appears probable.
C - Near default. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
●
the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
●
the formal announcement by the issuer or their agent of a distressed debt exchange;
●
a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD - Restricted default.
‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:
●
an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but
●
has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
●
has not otherwise ceased operating.

This would include:
●
the selective payment default on a specific class or currency of debt;
●
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.
D –– Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note to Long-Term Ratings:
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ ratings and ratings below the ‘CCC’ category.
SECTOR SPECIFIC CREDIT RATING SERVICES
MOODY’S:
U.S. Municipal Short-Term Debt and Demand Obligation Ratings
MIG Ratings
We use the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.
MIG-1 –– This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG-2 –– This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG-3 –– This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG –– This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
VMIG Ratings
For variable rate demand obligations (VRDOs), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. Please see our methodology that discusses obligations with conditional liquidity support. For VRDOs, we typically assign a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”. Industrial development bonds in the US where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.
VMIG 1 –– This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2 –– This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 3 –– This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
SG –– This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural or legal protections.
S&P:
Municipal Short-Term Note Ratings
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:
●
Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
●
Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1 –– Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 –– Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 –– Speculative capacity to pay principal and interest.
D -- is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
SHORT-TERM RATINGS
MOODY’S:
P-1 –– Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2 –– Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3 –– Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP –– Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P:
A-1 ––  A short-term obligation rated “A–1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2 –– A short-term obligation rated “A–2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3 –– A short-term obligation rated “A–3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitment on the obligation.
B –– A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C –– A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D –– A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
FITCH:
F1 –– Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 –– Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3 –– Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B –– Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C –– High short-term default risk. Default is a real possibility.
RD –– Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.D –– Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Financial Statements
Because the Fund has not yet commenced operations, its financial information is not available.

Appendix A
Because the Fund has not yet commenced operations, its record and beneficial ownership information is not available.

Appendix B

PROXY VOTING POLICIES AND GUIDELINES
2026

As adopted by:
Russell Investments Capital, LLC
Russell Investments Funds Management, LLC
Russell Investments Implementation Services, LLC
Russell Investment Management, LLC
Russell Investments Trust Company
Russell Investments Canada Limited
Russell Investments Korea Limited
Russell Investment Management Ltd
Russell Investment Group Limited
Russell Investments France SAS
Russell Investments Ireland Limited
Russell Investments Limited
Russell Investments Group Japan Co., Ltd.
(the foregoing collectively referred to herein as “Russell Investments”)
CONFIDENTIAL
Copyright © 2026 Russell Investments Group, LLC. All rights reserved. This material is proprietary and may not be reproduced, transferred, or distributed in any form without prior written permission from Russell Investments. It is delivered on an “as is” basis without warranty.

PROXY VOTING POLICIES AND GUIDELINES  / 2

Proxy administration procedures
For over 30 years, Russell Investments has executed a robust, global proxy voting programme that is a foundation of our stewardship efforts. Our documented Proxy Voting Policies and Procedures, along with custom Proxy Voting Guidelines, form the basis of this program. These guidelines, crafted based on industry best practices and regulations, dictate our approach to voting on specific topics. Carefully drafted to uphold our clients' best interests, our guidelines undergo annual review and updates to align with shareholders' interests.
While the Proxy Voting Policy and Guidelines comprehensively address most proxy issues with detailed specificity, the Active Ownership Committee (the Committee) acknowledges that certain matters necessitate deeper scrutiny and a non-prescriptive approach. In such cases, the guidelines refer the votes to the Committee for review, as explained in the below.
As part of our process, an external service provider, Glass Lewis, acts as our proxy administrator and is responsible for aggregating proxy ballots received directly from Russell Investments’ custodians and applying our custom guidelines when executing proxy votes. Our internal proxy coordinator monitors voting activity through Glass Lewis' online platform. Proposals requiring case-by-case review are directed to internal analysts. These analysts conduct individual research and collaborate with the proxy coordinator to provide recommendations to the Committee.
To ensure alignment with our guidelines, the Committee oversees an annual internal audit process, verifying the accuracy of vote execution by Glass Lewis.
1.
Any Proxy Administrator retained by Russell Investments shall vote all proxies as instructed in the guidelines attached hereto. The Proxy Administrator is currently Glass Lewis & Co (“Glass Lewis”). In the event (a) a voting matter is to be determined on a case-by-case basis or (b) the Proxy Administrator raises a question regarding a particular matter, the Proxy Administrator shall request direction from Russell Investments’ Active Ownership Committee. The Active Ownership Committee may instruct the Proxy Administrator “not to vote” on any proposal.
2.
The Proxy Administrator shall maintain a system allowing Russell Investments access to all solicitations for vote received by the Proxy Administrator.
3.
The Proxy Administrator shall vote each proxy pursuant to the guidelines, unless directed otherwise by Russell Investments’ Active Ownership Committee.
4.
The Proxy Administrator shall maintain a record of all votes received, all votes cast and any other relevant information pursuant to the Proxy Administrator’s normal policies and as directed by Russell Investments.
5.
The Proxy Administrator will use the attached guidelines until such guidelines are superseded by subsequent guidelines. The guidelines may be changed at any time in Russell Investments’ sole discretion.

PROXY VOTING POLICIES AND GUIDELINES  / 3

Contents
PROXY VOTING POLICIES AND GUIDELINES		1
A.	General considerations	5
B.	Audit and reporting	5
C.	Board	6
D.	Capital	10
E.	Corporate transactions	11
F.	Shareholder rights and governing documents	12
G.	Remuneration	14
H.	Mutual fund proxies	17
I.	Environmental and Social Issues	18
J.	Appendix	21

PROXY VOTING POLICIES AND GUIDELINES  / 4

A.
General considerations
Proxy voting is a fundamental tool that allows shareholders to express support or concern regarding aspects of corporate governance, operations, or disclosures. As stewards of our clients’ capital, we have an obligation to vote responsibly and hold companies accountable on their behalf. These guidelines describe our approach to corporate governance, environmental and social topics, when exercising our voting rights on behalf of our clients.
We apply these guidelines globally, and across all asset classes as required. However, they are designed to accommodate the nuances of specific market requirements, expectations, and local regulations, rather than providing discretion. This ensures that we remain compliant while considering the diverse nature of our capabilities.
While we strive to vote on all our clients’ holdings in all markets, there are instances where this may not be possible due to a practice known as share blocking, which could prevent us from trading for a certain period if we were to vote these shares.
Companies should act transparently and disclose information to shareholders to the fullest extent possible. Therefore, we expect companies to disclose any relevant materials ahead of a General Meeting, providing sufficient time for shareholders to review, analyse and engage upon the information disclosed. In certain instances, when we consider the level of information is inadequate to apply these guidelines, we may choose to vote against a particular proposal.
B.
Audit and reporting
1.
Transparency and reporting
The strength of financial controls and the integrity of financial statements form the cornerstone for the healthy operation of the companies we invest in. The board should release a report from an external auditor, offering an impartial and objective assessment of whether the company's accounts accurately represent its financial position and future prospects.
As a general practice, we tend to support proposals seeking to acknowledge Reports and Accounts signed off as complete by a qualified auditor ahead of the Annual General Meeting (“AGM”). In the event of a qualified opinion, we expect the company to provide a full, comprehensive explanation. In markets where it's mandatory for companies to present non-financial information statements/reports, we will typically endorse their approval. Yet, we reserve the right to vote against management if the independent assurance service provider raises substantial concerns about the information provided, or if the disclosed information is not sufficient for shareholders to make informed voting decisions.
2.
External auditor
The independence of the external auditor holds significant importance for ensuring the integrity of financial assessments. Excessive non-audit fees could potentially compromise an auditor’s independence, impacting the quality of their audit work. Consequently, it is our expectation that companies provide a transparent breakdown of both audit and non-audit services. In cases where the total non-audit fees surpass the fees paid for audit-related services, we might consider voting against re-electing the external auditor.
Companies ought to furnish comprehensive disclosures regarding resolutions for electing or ratifying an external auditor. Specifically, we look for explanations regarding any changes in the external auditor and details about the competitive tender process used to select a new external auditor.
Should it be determined that the effectiveness of the auditor has been compromised, we might opt not to support their re-appointment. Furthermore, we might oppose the re-appointment of an audit company if its lengthy tenure could potentially challenge its independence.

PROXY VOTING POLICIES AND GUIDELINES  / 5

C.
Board
1.
Size
The board of directors is the focal point of corporate governance. Directors represent the shareholders, and they are charged with safeguarding investors' interests. Directors should provide corporate leadership but refrain from interfering in day-to-day company operations which are properly the province of the CEO and other senior executive officers. Holding executives accountable for their actions is a critical responsibility of the board.
Ensuring that a company's board is suitable for the size and nature of the business is paramount. It is crucial that the size of the board does not compromise the dynamics of the board and an efficient decision-making process.
2.
Board effectiveness
The effectiveness of the board relies heavily on how it is structured and composed. We support strong boards that demonstrate a commitment to creating shareholder value. While director candidates and other board-related issues must be evaluated on a case-by-case basis considering the company's performance and total governance structure, we prefer to see mechanisms that promote:
●
Independence: A board free from management influence is better equipped to oversee strategy and assess performance and executive compensation objectively.
●
Accountability: Directors must be accountable to shareholders. Policies that promote accountability would include annual elections and shareholders' ability to fill vacancies or to remove directors without cause.
●
Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and tender offers where a majority of shares are tendered.
●
Competence: Companies should seek directors whose skills and expertise add value to the board.
In contested elections, where shareholders nominate alternate directors in opposition to management's choices, we consider various factors:
●
Long-term financial performance of the target company relative to its industry;
●
Management's track record;
●
Background to the proxy contest;
●
Qualifications of director nominees (both slates);
●
Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
●
Stock ownership positions of the proponents.
We prefer directors to be elected to the board on an annual basis and be accountable to shareholders by approval of a majority of shares voted in favour on each resolution.

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3.
Leadership
In advocating for effective corporate governance, there is a recognition of the importance of separating the roles of the Chair and Chief Executive Officer (CEO) within a company. This separation, particularly in controlled companies where either the chair or CEO holds substantial shares, ensures a clearer division of responsibilities at the highest level.
When the chair and CEO roles are consolidated, there is an expectation for companies to provide comprehensive explanations regarding why this combination serves the best interests of the company. Regular reviews of this structure are also encouraged.
There is a distinct preference for an independent non-executive Chair of the Board, and it is recommended that companies appoint a Lead Independent Director, even in cases where the chair is already independent.
When assessing proposals that would require the positions of chairman and CEO to be held by different persons, we will consider:
●
Whether a designated lead director has been elected by and from the independent board members with clearly delineated duties. At a minimum these include:
●
Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
●
Serves as liaison between the chairman and the independent directors;
●
Approves information sent to the board;
●
Approves meeting agendas for the board;
●
Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
●
Has the authority to call meetings of the independent directors; and
●
If requested by major shareholders, assurance that they are available for consultation and direct communication
●
Level of independence of the board and the key committees.
●
Whether the company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead to combine the chairman and CEO positions.
●
Established governance guidelines.
While it may be appropriate in certain cases for CEOs to simultaneously serve as chair of the board, we may decide to vote against the chair of the governance or nominations committee if the company lacks both an independent chair and an independent lead director.

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4.
Independence
In evaluating board composition, the emphasis lies on fostering an optimal blend of directors with appropriate, relevant and diverse industry backgrounds. Additionally, the inclusion of a substantial number of independent directors within boards is deemed essential.
For non-controlled companies, a target independence level of at least 50 percent is typically sought, while controlled companies are encouraged to have at least one third of their board constituted by independent directors.
A director might be considered non-independent if:
●
They have been an employee of the company or group within the past five years.
●
Have, or had within the past three years, a material business relationship with the company either directly, or as a partner, shareholder, director or senior employee of a body that has such a relationship with the company.
●
They have received or receive additional remuneration from the company, apart from a director’s fee, such as the company’s share option, performance-related pay or pension scheme.
●
They have close family ties with any of the company’s advisers, directors, or senior employees.
●
They hold cross-directorships or have significant links with other directors through involvement in other companies or bodies.
●
They have served on the board for more than 12 years from the date of first election.
●
They represent a significant shareholder.
While the aforementioned criteria provide a general framework, more rigorous criteria and benchmarks may be applied to align with local governance standards.
5.
Diversity
A diverse and inclusive board is pivotal for effective decision-making, aligning with the company's long-term strategy, purpose, and the interests of its stakeholders. This includes individuals from different genders, age ranges, ethnicities, nationalities, social and economic origins, professional skills, and personal attributes. Proposals aimed at enhancing board diversity typically receive our support as they contribute toward fostering a more inclusive decision-making environment.
6.
Overboarding
The issue of over-commitment raises concerns about the potential compromise in the quality of board and director executive responsibilities, according to our assessment. We advocate for directors to have the necessary time to effectively fulfill their duties to shareholders.
As a general approach, we tend to oppose the election of a director who:
●
Serves as an executive officer of any public company while serving on more than one public company boards; or
●
Serves on more than four public company boards.
We generally count board chair positions as two board seats given the increased time commitment associated with these roles.
When evaluating whether a director's service on an excessive number of boards might limit their ability to dedicate sufficient time to board duties, we may consider additional factors. These include attendance levels, the size and locations of other companies where the director serves on the board, the nature of their roles (including committee memberships) at these companies, and whether they hold executive or non-executive positions at large, privately-held companies. Furthermore,

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because we believe that executives will generally prioritise attention to executive duties, we may choose not to vote against overcommitted directors at the companies where they serve in an executive function.
7.
Board Committees
Encouraging robust governance practices, it is advisable for all boards to establish three vital Board Committees: an Audit Committee, a Nomination Committee, and a Remunerations Committee. The key committees should be comprised of non-executive directors and whilst we expect the Audit and Remuneration Committee to be fully independent, the expectation for the Nomination Committee is to be at least 50% independent. Furthermore, we also expect at least one member of the Audit Committee to have audit, accounting, or appropriate financial expertise.
Transparency is crucial, and we advocate for boards to publicly disclose the primary roles and responsibilities of each committee to enhance accountability and clarity in their functioning.
8.
Attendance
Ensuring accountability among directors is crucial to uphold their responsibilities to shareholders. Director attendance at board meetings is vital to ensure their contributions to board decisions and to guarantee that fiduciary duties to investors are fulfilled.
For transparency and accountability purposes, we encourage companies to facilitate investor assessment of directors' attendance at both board and committee meetings by disclosing attendance records.
As a guiding principle, we may opt not to support directors who have attended fewer than 75% of the board and committee meetings held. This threshold is considered important in maintaining a robust level of commitment to board responsibilities and fostering effective governance.

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D.
Capital
1.
Allocation
Companies are encouraged to promote transparency by publicly disclosing their dividend policy. In principle, we tend to support management proposals to approve dividends unless we have concerns regarding the overall level set for payment, or the balance between return for shareholders and future capital investment.
2.
Issuance
The responsibility for determining a company's capital structure primarily rests with the board. When a company proposes to allocate net profits or losses to reserves, to transfer reserves between accounts, the capitalisation of reserves, profits, or issue premiums we will generally support management unless there is evidence of misconduct.
Regarding share issuance, our stance emphasises the need for shareholder approval. We typically support only reasonable share issuance authorities, evaluating their potential impact on long-term shareholder value and the dilutive effect of the issuance. Our general guideline caps the issuance without pre-emptive rights at a maximum of 20% of the share capital, though this may vary depending on market practices and regulatory requirements.
When assessing proposals related to issuing common and/or preferred shares as part of a debt-restructuring plan, several considerations come into play. These include evaluating potential dilution effects on existing shareholders' ownership interests and future earnings, determining if the transaction might lead to a change in control, and discerning whether the debt restructuring primarily stems from the threat of bankruptcy, potentially impacting shareholder value significantly.
When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A gearing level up to 100 percent is generally deemed acceptable, as exceeding this threshold might prompt markets and financial analysts to potentially downgrade the company's bond rating, thereby increasing its investment risk.
3.
Share repurchase
Typically, we tend to support company proposals for implementing share buyback schemes, except in cases where the limit is not in line with market practice. It is our view that buybacks executed at a considerable premium to the market price might not serve the best interests of shareholders.
When the company specifies its intention to use the authorisation during a takeover bid, we believe that the share buyback becomes an anti-takeover measure, and we may choose to vote against the proposal.

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E.
Corporate transactions
1.
Significant changes
Companies undergoing significant structural changes are generally expected to seek approval from shareholders. Similarly, adequate information provision by companies is crucial for investors to make informed voting decisions. We evaluate corporate transactions within the context of their specific and unique circumstances. We may oppose transactions that deviate from shareholders' interests or when disclosure falls below expected market standards. Regarding mergers up for voting, several key considerations are taken into account:
●
Understanding the context leading to the proxy contest.
●
Evaluating arguments presented for and against the proposed merger.
●
Assessing anticipated financial and operational benefits.
●
Analysing the offer price in terms of cost versus premium.
●
Reviewing the prospects of the combined entities post-merger.
●
Evaluating the negotiation process for the deal.
●
Scrutinising changes in corporate governance and their potential impact on shareholder rights.
●
Considering the long-term economic outlook of the combined companies.
●
Incorporating insights from our subadvisors in the decision-making process.
2.
Related-party transactions
The board should implement a related party transactions policy and have a robust process for approving, reviewing and monitoring any potential conflicts of interest.
Shareholders ought to possess the right to approve significant related-party transactions. This approval ideally relies on the majority vote of disinterested shareholders, ensuring a fair and unbiased decision-making process. Generally, we will support any transaction which falls within the company’s regular course of business, so long as the terms of the transaction have been verified to be fair and reasonable by an independent auditor or independent board committee, in accordance with prevailing market practice. This approach aims to ensure transparency and fairness in dealings, fostering confidence among stakeholders in the company's operations.

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F.
Shareholder rights and governing documents
1.
Governance polices
Requests to amend a company's articles of association are usually motivated by changes in the company's legal and regulatory environment, although evolution of general business practice can also prompt amendments to articles. Such proposals are especially common whenever stock exchange listing rules are revised, new legislation is passed, or a court case exposes the need to close loopholes.
Amendments to articles range from minor spelling changes to the adoption of an entirely new set of articles. While the majority of such requests are of a technical and administrative nature, minor changes in wording can have a significant impact on corporate governance.
When scrutinising new or revised articles, the focus is on assessing the potential impact on shareholder value. Each modification is evaluated to determine whether it improves or diminishes the existing provisions. Moreover, the analysis delves into whether the failure to pass a resolution would lead to an immediate loss of shareholder value.
In essence, we tend to support amendments to articles of association if they are legally necessary, if management provides adequate reasoning, if the impact on shareholder value is neutral or favourable, and if shareholder rights remain safeguarded. In the case of bundled proxy proposals that are conditioned upon each other, we will vote in favour of the bundle if we would support each proposal individually. Conversely, we will vote against the bundle if we would oppose any one of the proposals individually.
2.
General meetings
The board should ensure that the meeting agenda is made available on the company’s website prior to the meeting taking place, allowing shareholders a reasonable period of time to review the materials provided. The agenda should be clear and include the date, format and location of the meeting. Additionally, it should contain comprehensive information about the matters that will be deliberated upon during the meeting.
It's essential that the agenda is properly structured and itemised. Russell Investments encourages companies to present resolutions separately rather than combining multiple items under a single resolution. This approach ensures clarity and allows for a more focused and detailed discussion of individual agenda items.
3.
Minority rights
Russell Investments supports the “one-share, one-vote” principle, and as a result we do not endorse the implementation of multiple-class capital structures or the issuance of shares with differing voting rights.
We consider the ability to call a special meeting or to put resolutions to a shareholder meeting agenda to be a fundamental shareholder right. We encourage companies to establish thresholds for shareholder resolutions that strike a balance: high enough to prevent misuse but low enough to enable smaller shareholders to address pertinent issues during shareholder meetings.
Moreover, we advocate for shareholders' ability to nominate candidates for the Board of Directors. We generally support shareholder proposals seeking the right to place nominees on the management proxy only if a proposal limits access to those shareholders (and shareholder groups) who have collectively held at least 3% of the voting power of a company's securities continuously for at least three years.

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4.
Takeover defense
Russell Investments maintains a cautious stance regarding anti-takeover measures. In cases where the renewal of an existing poison pill is proposed, we conduct a thorough assessment based on individual circumstances. This evaluation considers the rationale presented by the company proposing the measure and the potential impact on current shareholders in the event of its implementation. Our assessment involves examining specific attributes, such as:
●
Flip-in or flip-over provisions of 20% or higher.
●
Inclusion of a sunset provision lasting two to three years.
●
Absence of dead-hand or no-hand features.
●
Incorporation of a shareholder redemption feature. If the board declines to redeem the pill within 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek written consent to vote on rescinding the pill.

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G.
Remuneration
1.
General principles
Russell Investments supports annual votes on executive remuneration as it provides shareholders with a regular channel to communicate their views and concerns regarding the company’s executive compensation practices.
We expect companies to disclose the compensation paid to directors on an individual basis and with a level of detail which will permit shareholders to conduct a fair assessment of company practices.
2.
Executive compensation policy and report
Effective alignment of interests among executive directors, the workforce, and shareholders with a company’s strategy and performance is an essential consideration in assessing remuneration packages. Our analysis typically focuses on several key points:
●
Companies are encouraged to implement well-structured remuneration packages that foster the creation and sustainability of long-term value. Such packages should align with the company’s strategic priorities and values.
●
While we support companies incorporating material ESG risks and opportunities into their long-term strategic planning, we emphasise that the inclusion of ESG metrics in compensation programs should be based on each company’s unique circumstances. We advocate for companies providing shareholders with clear disclosures outlining the rationale for selecting specific ESG metrics, the target-setting process, and corresponding payout opportunities. Although we generally encourage companies to set long-term targets for their environmental and social ambitions, we acknowledge that not all compensation schemes may be suitable for incorporating ESG metrics. The board holds responsibility for ensuring that executive compensation levels are reasonable in relation to the company’s size, scope, and achieved performance. Generally, compensation should target the median of peer groups and align with predetermined performance targets. Moreover, executive compensation should consider the broader workforce's pay levels.
●
Companies are expected to establish appropriate levels of fixed pay. Changes in the lead executive’s salary exceeding 10% require suitable justifications to gain our support.
●
We endorse the adoption of clawback/malus policies and encourage companies to require management to hold a substantial shareholding in the company to better align their interests with shareholders'.
●
Severance payments to executive officers should be set at reasonable levels. Our approach to severance payments is further discussed in the termination section below.
3.
Benefits and pension
Post-employment and other benefits include pensions, healthcare and other benefits that may be provided during and after employment. If companies opt for these types of remuneration, it is crucial to integrate these structures thoughtfully into the broader philosophy and framework of the overall compensation plan. Russell Investments generally expects pension provisions for executive directors, both those newly appointed and incumbent executives, to be in line with those available to the majority of the wider workforce.

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4.
Long term incentive plans
We encourage companies to provide comprehensive disclosure regarding their Long-Term Incentive Plans (LTIPs), emphasising the necessity for full details on the upcoming year's performance conditions.
Regarding long-term incentives, several aspects are considered favourable:
●
A minimum performance duration of three (3) years is preferred, with encouragement for post-vesting retention periods.
●
The use of multiple performance metrics is supported as it offers a more comprehensive assessment of a company’s performance and reduces the potential for manipulation compared to relying on a single metric.
●
Incorporation of at least one relative performance metric that compares the company’s performance to relevant peers or indices is recommended.
●
Vesting based on relative performance metrics should not occur for performance below the median.
●
Vesting scales should be designed to incentivise higher levels of performance.
●
Re-testing is not allowed.
●
Implementing stretch targets that motivate executives to strive for exceptional performance is encouraged.
●
Individual limits should be expressed as a percentage of base salary.
●
Dilution levels should align with local market practices.
5.
One-off payments
We take careful consideration to identify egregious compensation practices, which may involve approving substantial one-time payments, inappropriate and unjustified use of discretion, or consistently poor pay-for-performance practices.
When discretion to alter the monetary outcome of total remuneration is applied, we expect the company to state:
●
The main reasons behind the decision leading to the use of discretion;
●
Whether their discretion policy applies to revising pay upwards as well as downwards; and
●
The elements of pay to which discretion may be applied.
We may choose to vote against the entire committee based on the practices or actions of its members, such as approving large one-off payments, the inappropriate use of discretion in determining variable remuneration, or sustained poor pay-for-performance practices.

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6.
Termination
Setting severance payments for executive officers at reasonable levels is considered essential by Russell Investments. Generally, we will not support severance payments that exceed the upper limit of general market practice. All incentive awards should be time pro-rated and tested for performance, including in the event of an early termination due to a change in control. Severance payments should be limited to situations where the company terminates employment without cause, death, or disability. Remuneration committees should ensure that the company has a policy that caps or limits the amount of severance that can be paid.
We closely monitor golden parachutes and expect these plans to incorporate double trigger conditions.
7.
Non-executive Director compensation policy
Russell Investments considers the structuring of non-executive compensation to be crucial for ensuring alignment with long-term shareholder interests while preserving director independence. We advocate for non-executive fees to be reasonably comparable to those within a company's country and industry peers, taking into account the time commitment necessary for directors to fulfill their duties to shareholders satisfactorily. In line with these objectives, we do not support non-executive directors receiving performance-based compensation, retirement benefits, or excessive perks.

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H.
Mutual fund proxies
Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Thus, we focus on a short list of requirements, although many of our guidelines remain the same.
Decisions regarding a fund's structure or its relationship with its investment advisor or sub-advisors are typically entrusted to the management and the board members. However, exceptions arise in cases of severe misconduct or illegal activities that could jeopardise shareholder interests. Consequently, we place particular emphasis on the following key areas:
●
The terms of any amended advisory or sub-advisory agreement.
●
Assessing alterations in the fee structure paid to the investment advisor.
●
Evaluating any significant changes to the fund's investment goals or strategies.

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I.
Environmental and Social Issues
1.
Say on climate
Russell Investments recognises climate change as one of the defining, global challenges of this generation and as a material investment issue that crosses regions and industries. Our policy is to research, measure, report and consider climate change risk and opportunities as an integral part of our investing practice, our active ownership, and our business operations.
At Russell Investments, we look to understand thoroughly the implications of climate change for investing, to research robust and thoughtful solutions, and to provide our clients with the information they need. To this end, for companies with material exposure to climate risk stemming from their own operations, we expect companies to provide a level of transparency required to better understand how they may be impacted by climate-related risks and opportunities, and how they have embedded climate change into their strategy. We also believe the boards of these companies should have explicit and clearly defined oversight responsibilities for climate-related issues. Therefore, in instances where we find either of these disclosures to be absent or significantly lacking, we may choose to vote against responsible directors.
Since 2019, we have been an official supporter of the Task Force on Climate-Related Financial Disclosure (TCFD), and, as such, we endorse the TCFD’s recommendations through which companies can provide more effective climate-related disclosures that promote more informed financial decision making.
When evaluating management-sponsored votes on climate plans and reports, we consider several factors on a case-by-case basis:
●
Governance of the vote - We look for companies to provide shareholders with context as to how they view the roles of the board and shareholders in executing their plans. We will also look closely at what the proposal is asking shareholders to approve. We may choose not to support the vote when the proposal shifts the responsibility of setting climate change strategy onto shareholders;
●
The company’s industry, size and peer comparison;
●
Assessment of the company's greenhouse gas (GHG) emissions targets, ensuring reasonableness in light of its operations and risk profile.
●
Evaluation of the company's stage in its climate reporting journey, considering whether they have a history of reporting and engaging with shareholders on climate risk; and
●
Our engagement activities and our subadvisors’ input.
For shareholder proposals related to climate change, in addition to this assessment we apply the approach summarised below.
2.
Shareholder proposals
Management and the board typically hold the expertise and proximity needed to make strategy and policy decisions concerning environmental, social, and political issues. However, we may support shareholder proposals that highlight a company's inadequate handling of an issue directly linked to shareholder value or risk mitigation. When evaluating such proposals, we consider several factors:
●
Inadequacies in current practices or disclosures impacting shareholder value or risk mitigation.
●
Addressing peer-relative deficiencies.
●
Avoiding duplicating existing practices.
●
Lack of commitment from the board to address concerns raised by proponents.
●
Relevance of the topic to the company's sector and operations.
●
Avoiding excessive prescription in detailing strategy or operational decisions.
For the topics outlined below, we also have taken into consideration the following:

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Consumer issues
We generally vote against proposals requesting companies implement specific price restraints on its products or requiring that a company reformulate its products unless an egregious issue is identified.
Workplace safety, product safety, and toxic/hazardous materials
Recognising the significance of safety and its impact on reputation and shareholder value, we generally rely on management to assess risks but may consider supporting well-crafted proposals in cases of credible evidence of egregious behaviour or unresponsiveness to shareholder requests.
Tobacco
We generally do not support shareholder resolutions to cease the production of tobacco-related products, restrict the selling of products to tobacco companies, spin off tobacco related businesses, or prohibit investment in tobacco equities, unless supported by a strong investment case.
Equal opportunity
We will support proposals seeking to amend a company’s equal employment opportunity statement/diversity policies to prohibit discrimination based on sexual orientation and/or gender identity. Furthermore, we would be supportive of proposals to extend company benefits to domestic partners.
Environment
We may choose to support proposals requesting that a company report on the potential environmental damage that could result from company operations in a protected region. However, we assess on a case-by-case basis proposals relating to a company’s interaction with the environment, including the following scenarios:
●
Call for the reduction of greenhouse gas emissions.
●
Request that a company report on the safety and/or security risks associated with their operations and/or facilities.
●
Seek that a company adopt a comprehensive recycling strategy.
●
Request that a company invest in renewable energy resources.
Political issues
We will generally support proposals seeking increased disclosure of corporate lobbying or political contributions if:
●
Current disclosures are insufficient and/or significantly lagging peers.
●
The company faces significant risk as a result of its political activities.
●
There is no explicit board oversight or inadequate board oversight of such contributions.
●
The company is mismanaging corporate funds through lobbying or political contributions.
We will not support proposals requesting the company to publish in public media any political contributions.

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Labour, human rights, international oversight
We will generally support advocating for sufficient oversight of foreign operations to prevent unethical or illegal conduct, including but not limited to bribery, environmental exploitation, human rights violations, and money laundering.
Water issues
We support the adoption of policies and strategies that responsibly manage risks to the water supply, especially in areas affected by water scarcity. We believe it is important to weigh the merits of any proposed policy or disclosure in the context of a company’s operations and regulatory environment.
Pharmaceutical policy, pricing, and access
While we recognise the increased political and regulatory risks associated with pharmaceutical pricing and access, governments are ultimately the appropriate bodies to dictate national healthcare policies. Regarding healthcare-related proposals, we may choose to support the proposal if the proponents have clearly demonstrated that a company’s current practices present significant reputational or financial risk.
We believe that decisions regarding pricing structures of pharmaceuticals are best left to management and the board. As such, we generally vote against proposals requesting that companies adopt policies of price restraint on their branded pharmaceuticals.
In addition, if the proposal requests that the company adopt specific policies to encourage or constrain prescription drug re-importation, we vote against.
3.
Environmental and social risk oversight
Insufficient oversight of critical environmental and social concerns can pose legal, financial, regulatory, and reputational risks that might adversely affect shareholder interests. Consequently, it's crucial for companies to ensure their boards exercise clear oversight of these material risks, including those of an environmental or social nature. In cases where the governance chair of a company fails to provide explicit disclosure regarding the board's role in overseeing these issues, Russell Investments may opt not to support them.

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J.
Appendix
1.
Active Ownership Committee
Our Active Ownership Committee manages a globally consistent and rigorous approach to proxy voting and engagement activities. Supporting the Committee, the Active Ownership Team oversees our proxy voting policies, procedures, guidelines and voting decisions, whilst continuing to develop our processes to meet evolving client needs and expectations. The Active Ownership Committee is made up of experienced Russell Investments professionals from a variety of roles, including portfolio management, manager research and investment strategy.
The Active Ownership Committee meets regularly to review and propose adjustments that ensure our proxy voting policy and guidelines are aligned with current best practices.
2.
Referred items
The Committee reviews those proposals that require more scrutiny and a non-prescriptive approach, and any proposals that are not specifically addressed in the guidelines. At Russell Investments, we believe good stewardship requires careful consideration of each proposal on its individual merits.
To this end, the Committee evaluates each proposal considering the following factors:
●
Our internal proxy analyst research,
●
External research from our proxy administrator,
●
External research from Sustainalytics,
●
Input from our sub-advisers on voting and engagement,
●
Input from the Active Ownership Team when a Russell Investments-led engagement has been previously conducted.
3.
Stock lending
As a fiduciary, Russell Investments maintains the voting rights for all holdings. We do not delegate voting to any of our sub-advisers, though in some cases we may reach out to a sub-adviser for additional information regarding specific proxy votes. Our proxy administrator, Glass Lewis, is responsible for managing the proxy ballots that Russell Investments receives based on our holdings, and all of these ballots are in turn monitored by Russell Investments’ internal proxy coordinator using Glass Lewis’ online Viewpoint platform. The proxy coordinator is responsible for ensuring that all of Russell Investments’ voting rights are exercised and conducts a quarterly review of accounts which should have voting rights against the accounts on record with Glass Lewis.
Our policy on securities lending as it applies to proxy voting ensures that we exercise full voting rights on behalf of our clients. Glass Lewis currently produces a weekly report of shares with upcoming proxy votes that meet pre-determined criteria for potential restriction and/or recall. We restrict these securities (either 15 business days out from the record date, or as soon as we are notified, whichever comes first) from being loaned before their record date, recalling any loans as necessary. The restriction is lifted one business day after the record date.

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4.
Proxy voting conflict of interest procedures
Where Russell Investments maintains the voting rights for underlying securities, it appoints a proxy administrator that acts within the guidelines set out in Russell Investments Proxy Voting Policy. Our proxy voting policies and procedures are designed to ensure that those proxy voting decisions; (i) are made in accordance with the best interests of clients; and (ii) enable the Active Ownership Committee to resolve any material conflicts of interest relating to voting and engagement.
Proxy Voting Guidelines are constructed to be aligned with international good practices and standards, in order to protect shareholders’ rights. The Guidelines are applied to all votable proxy items, without exception, for issuers that currently have, or recently had, an existing relationship with Russell Investments, as either a client or vendor.
For any votes referred to the Active Ownership Committee, potential conflicts of interest are mitigated by (i) the committee structure itself, which requires a quorum for a final vote, and (ii) all votes submitted by committee members requiring a certification attesting that the voting member has no knowledge of any potential conflicts of interest between the client, Russell Investments and its affiliates, as well as no personal material conflicts (such as personal stock ownership).
5.
Proxy voting reporting
Russell Investments proxy voting records are publicly available on our website here. We do not publish vote rationales beyond those described in our custom Proxy Voting Guidelines. We also publish an annual Investment Stewardship Report that summarises our proxy voting and engagement activity.

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Where to next?
Contact the Active Ownership Team at
activeownership@russellinvestments.com

About Russell Investments
Russell Investments is a leading global investment solutions partner providing a wide range of investment capabilities to institutional investors, financial intermediaries, and individual investors around the world. Since 1936, Russell Investments has been building a legacy of continuous innovation to deliver exceptional value to clients, working every day to improve people’s financial security. Headquartered in Seattle, Washington, Russell Investments has offices worldwide, including: Dubai, London, Mumbai, New York, Paris, Shanghai, Sydney, Tokyo, and Toronto.
IMPORTANT INFORMATION
This publication is intended for information purposes only and does not constitute investment advice or an offer or solicitation to purchase or sell any securities, funds, strategies or engage in investment activity.
Any statements of opinion expressed within this publication are those of Russell Investments and are current at the time of issue. The information and opinion given in this publication is given in good faith. All opinions expressed are subject to change at any time. Russell Investments nor any of its staff accepts liability with respect to the information or opinions contained in this publication.
In EMEA this content is suitable for Professional Clients Only.
Copyright © 1995-2026 Russell Investments Group, LLC. All rights reserved.

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ENGAGEMENT POLICY
2026

Contents
Approach to engagement	3
Engagement in practice	4
Russell Investments direct	4
Sub-adviser partnership	5
Sustainalytics direct	5
Engagement selection	6
Policy advocacy and collaborations	6
Engagement focus areas	8
Engagement tracking and escalation	9
Categorisation of engagement activity	9
Annual review of engagements	9
Avenues of escalation	10
Conflict of interests	11
Conclusion	11

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At Russell Investments, being an active owner is an important component of our investment responsibilities. As part of our stewardship approach, we actively engage with companies on issues that are financially material to long-term risk-adjusted returns, including board oversight, capital allocation, executive incentives, and sustainability-related risks that may affect cash flow, asset values, or cost of capital. Through structured and ongoing dialogue, we deepen our understanding of company-specific risks and opportunities and seek to influence practices that support durable value creation, effective risk management, and the protection of shareholder value, in the best interests of our clients as end beneficiaries.
Our engagement efforts are coordinated by our Active Ownership Team and overseen by Russell Investments’ Active Ownership Committee, which is comprised of senior investors with diverse asset-class and regional expertise. This governance framework ensures that stewardship activity is integrated within the investment process, appropriately prioritised, and aligned with client objectives and fiduciary duties.
We adopt a fully integrated approach, drawing on insights from our global investment teams and leveraging the scale and reach of our multi-asset and multi-manager platform. Our relationships, with sub-adviser partners are a critical input to this process, providing issuer-level insight, industry expertise, and ongoing feedback on engagement effectiveness. These relationships enhance our ability to assess material risks, coordinate engagement where appropriate, and ensure that stewardship insights inform investment oversight and decision-making.
Approach to engagement
Ongoing dialogue with companies is a core component of our investment stewardship and active ownership approach strategy. Our engagement activities are focused on addressing risks and opportunities relevant to investment performance and on encouraging corporate practices that support long-term value creation, effective risk management, and sustainable business performance. We seek to build constructive, long-term relationships with issuers where engagement has the potential to influence outcomes that are relevant to portfolio risk, return, or capital allocation decisions.
Our business model and service capabilities enable a multi-channel approach to stewardship. This include direct engagement with issuers, collaboration with sub-adviser partners, and participation in thematic engagements through our partnership with Sustainalytics, a leading independent sustainability, social, and corporate governance data and research firm. These channels allow us to access issuer-specific insight, sector expertise, and comparative analysis to support well-informed engagement on material issues.

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Source: Russell Investments, for illustrative purposes only.
Taken together, these channels provide a flexible and robust framework for engagement. We deploy them selectively, choosing the approach that offers the most effective access to the issuer, the appropriate level of subject-matter expertise, and the greatest potential to achieve a meaningful outcome. Across all channels, direct dialogue with corporate issuers remains the primary mechanism for progressing engagement objectives.
Engagement in practice
Russell Investments direct
A strong stewardship programme prioritises activities which offer the greatest potential to enhance returns or mitigate downside risk. In this context, Russell Investments directly engages with portfolio companies as a fundamental part of our investment stewardship and active ownership approach process. We proactively initiate dialogue to address financially material issues, while responding to controversies that pose significant financial and reputational risks.
Internally led, direct company engagements are typically initiated by two key methods:
●
Risk-based selection of portfolio companies identified as presenting heightened financial or sustainability-related risks, using a range of internal analysis and third-party data sources, as further described in the engagement selection criteria below.
●
Proxy voting activity, where engagement may take place in advance of a general meeting, or where a vote against management prompts follow-up dialogue. Some voting decisions are determined by our custom voting guidelines, while others are referred to the Active Ownership Committee for case-by-case review. Additional detail on referred items and manual voting decisions is provided in the proxy voting section

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Sub-adviser partnership
As a multi-asset manager of managers, Russell Investments leverages its sub-advisers’ relationships to support an informed and integrated approach to active ownership. Sub-advisers are appointed to fulfill targeted, value-enhancing roles in our portfolios, and their regular interaction with investee companies provides issuer-level insight that informs both engagement prioritisation and voting decisions.
We consider sub-adviser input to be a strategically important component of our stewardship framework. Portfolio managers and the Active Ownership Team seek input from our sub-adviser partners when identifying engagement priorities, helping to validate the financial relevance of issues and to refine engagement objectives. In consultation with our sub-adviser partners, we assess whether joint outreach or separate yet aligned efforts would be more effective. Opportunities identified by our sub-advisers might result in partnered engagement efforts, Russell direct engagements with sub-adviser input, or reinforce engagement efforts that are already underway.
Sustainalytics direct
Russell Investments partners with Sustainalytics to support thematic, collaborative engagements where collective investor participation can enhance access to issuers and support dialogue on financially material risks and opportunities. Sustainalytics’ engagement programmes provide a structured framework for engagement with a defined set of companies, enabling sustained dialogue on issues relevant to long-term value creation.
Russell Investments selects engagement themes that align with our engagement focus areas and investment priorities, leveraging Sustainalytics’ sector expertise, research capabilities, and issuer access to support effective engagement. Our investment professionals actively participate in engagement calls across all selected themes, ensuring that discussions are informed by investment context and integrated with our broader stewardship and investment oversight activities.
Participation in Sustainalytics engagement themes
Russell Investments participates in five Sustainalytics engagement themes, each typically covering between 30 and 100 companies. We retain the ability to influence company selection within these themes and to actively participate in engagements where we assess there is sufficient relevance, exposure, or potential to contribute to improved investment outcomes.

Source: Russell Investments, for illustrative purposes only.

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Engagement selection
Russell Investments identifies engagement target companies through a systematic process applied across all holdings. Engagement activity is prioritised on issues that are financially material to investment outcomes, taking into account the potential impact on company valuation, downside risk, or long-term return prospects. Our efforts are centered on defined engagement focus areas, outlined below, which represent material risks and opportunities across regions, sectors, and asset classes.
In addition to these focus areas, the following criteria are considered when selecting engagement targets:
●
Portfolio exposure and ownership considerations, including Russell Investments’ ownership stake as a percentage of shares outstanding and/or the weight of exposure at the fund or portfolio level.
●
Proxy voting history and issuer responsiveness, including prior voting outcomes and management’s willingness to engage constructively with shareholder concerns.
●
Sustainability and governance risk analysis, drawing on internal assessment and third-party research, with an emphasis on sub-industry peer comparison, controversy analysis, and indicators of elevated financial or operational risk.
●
Independent proxy research, including analysis provided by Glass Lewis.
●
Insights from prior engagement activity, including progress against objectives and issuer responsiveness.
●
Input from sub-adviser partners, highlighting issuer-specific risks, opportunities, or engagement priorities based on their investment analysis and ongoing dialogue with companies.
●
Client and fund-level sustainability objectives, where relevant, to ensure engagement activity remains aligned with mandate-specific requirements.
Internally led company engagements are frequently initiated on the back of voting activity, particularly votes that have been referred to the Active Ownership Committee for internal analysis and debate. Such referrals arise when a proposals fall outside the scope of our custom voting guidelines or raise complex or financially material governance or sustainability considerations requiring case-by-case assessment.
Engagement targets and objectives are developed with input from portfolio management teams and are subject to oversight and approval by Russell Investments’ Investment Strategy Committee, ensuring alignment with investment priorities, fiduciary responsibilities, and client objectives.
Policy advocacy and collaborations
Russell Investments participates in policy advocacy and industry collaborations where we assess that such engagement can support well-functioning financial markets, effective investor protections, and the management of market-wide and systemic risks that may affect long-term investment outcomes. Our participation is intended to complement company-level engagement by addressing issues that cannot be effectively resolved through issuer dialogue alone, including disclosure standards, regulatory frameworks, and market practices.
We engage selectively with industry bodies, regulators, and investor initiatives to improve the quality, consistency, and decision-usefulness of information available to investors, and to contribute to the development of governance and market standards that support efficient capital allocation. Insights gained through these forums inform our stewardship priorities, engagement objectives, and investment oversight activities.
Russell Investments is a long-standing signatory to the Principles for Responsible Investment (PRI). Our participation reflects alignment with broadly accepted stewardship principles, including collaborative engagement where appropriate, but

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our involvement in industry initiatives is guided primarily by investment relevance and fiduciary considerations, rather than affiliation alone.
In addition to PRI, Russell Investments participates in a range of industry organisations and initiatives relevant to our stewardship and investment activities, including:
●
Institutional Investors Group on Climate Change (IIGCC)
●
Responsible Investment Association Australasia (RIAA)
●
Carbon Disclosure Project (CDP)
●
Investment Association (IA)
●
Investment Company Institute (ICI)
●
Securities Industry and Financial Markets Association (SIFMA)
●
The Net Zero Asset Managers Initiative (NZAMI)
●
Transition Pathway Initiative (TPI)
●
Investors Against Slavery and Trafficking (IAST) APAC
●
Investment Consultants Sustainability Working Group - ICSWG (US)
●
Sustainable Trading
●
Department of Labor (DOL)

ENGAGEMENT POLICY  / 7

Engagement focus areas
At Russell Investments, engagement activity is prioritised where it has the greatest potential to enhance return potential or mitigate downside risk. The Active Ownership Team focuses on financially material issues that may affect long-term investment outcomes, considered across environmental, social, and governance dimensions where relevant.
While many issues may be of shareholder interest, defining clear engagement focus areas supports disciplined prioritisation, accountability, and the delivery of measurable outcomes aligned with long-term shareholder value.

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Engagement tracking and escalation
Categorisation of engagement activity
Engagement is recognised as a long-term investment tool, and outcomes are not always linear. To ensure discipline and accountability, Russell Investments tracks each engagement against defined objectives, including the relevant focus area, intended outcome, and a peer-relative assessment. Each objective is evaluated against appropriate industry peers to assess whether an issuer is performing below peers, in line with peers, or ahead of peers.
Progress is monitored over time and used to inform decisions on whether an engagement should continue, escalate, or be concluded. Engagements remain ongoing where progress is assessed as achievable, ranging from initial dialogue through to evidence of implementation. While timelines vary by issue and issuer, we seek to resolve most engagement objectives within a three-year period, taking into account the nature of the risk and the company’s responsiveness.

Source: Russell Investments, for illustrative purposes only.
Annual review of engagements
The Active Ownership Team reviews engagement activity and outcomes on a regular basis to determine whether an engagement should be resolved, escalated, or concluded. Where companies fail to engage constructively or demonstrate insufficient progress toward agreed objectives, we assess whether escalation is warranted or whether the issuer should be placed on a monitoring watchlist subject to enhanced scrutiny.
A withdrawn engagement refers to an engagement that is discontinued prior to resolution, typically due to changes in portfolio exposure, corporate actions, or other strategic considerations that make continued engagement no longer appropriate.

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Avenues of escalation
Russell Investments has a range of escalation tools available where engagement objectives are not met. These may include enhanced dialogue with sub-advisers and other investors, coordinated or collaborative engagement, formal written communication of concerns, and voting against management on relevant proposals where appropriate.
The use of more assertive actions—such as public statements, shareholder resolutions, director nominations, or legal action—is uncommon. However, we recognise that stewardship practices continue to evolve and we retain flexibility to adapt our approach over time, taking into account the effectiveness of prior engagement and client expectations.
As a manager-of-managers, Russell Investments does not make direct investment or divestment decisions on behalf of sub-adviser partners. We generally consider continued engagement to be a more effective mechanism than divestment or exclusion where risks are potentially remediable. Accordingly, divestment is not a primary escalation tool and is assessed only where consistent with mandate requirements and investment considerations.
Escalation actions are considered on a case-by-case basis, informed by the nature of the risk, issuer responsiveness, portfolio exposure, and the potential impact on investment outcomes over time. No single escalation pathway is applied sequentially or by default.

Source: Russell Investments, for illustrative purposes only.

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Conflict of interests
At Russell Investments, we maintain a governance framework that is designed to ensure a coordinated and consistent approach to the management of conflicts of interests across all regions in which it operates. Good stewardship and behaving with non-negotiable integrity are at the heart of Russell Investments’ values.
The Russell Investments Conflicts of Interest Policy disclosures detail the circumstances that may give rise to conflicts of interest in the operation of its business, the supplemental policies, as well as the procedures that are in place to manage all potential or actual conflicts of interest in the best interests of its clients. This policy has a direct link to ensuring effective stewardship of our clients’ assets.
Our disclosures in respect to our Conflicts of Interest Policy are available here and are made available to all of our clients.
Conclusion
As fiduciaries of our clients’ assets, Russell Investments views engagement as a core component of effective stewardship and active ownership. Our approach is grounded in the belief that well-governed, resilient, and transparent business practices support long-term investment performance. Through disciplined engagement, clear prioritisation, and ongoing oversight, we seek to mitigate material risks, encourage improvement where it can enhance investment outcomes, and support the long-term creation and preservation of shareholder value for our clients.

ENGAGEMENT POLICY  / 11

Where to next?
Contact the Active Ownership Team at
activeownership@russellinvestments.com

About Russell Investments
Russell Investments is a leading global investment solutions partner providing a wide range of investment capabilities to institutional investors, financial intermediaries, and individual investors around the world. Since 1936, Russell Investments has been building a legacy of continuous innovation to deliver exceptional value to clients, working every day to improve people’s financial security. Headquartered in Seattle, Washington, Russell Investments has offices worldwide, including: Dubai, London, Mumbai, New York, Paris, Shanghai, Sydney, Tokyo, and Toronto.
For Professional Use Only
This publication is intended for information purposes only and does not constitute investment advice or an offer or solicitation to purchase or sell any securities, funds, strategies or engage in investment activity.
Any statements of opinion expressed within this publication are those of Russell Investments and are current at the time of issue. The information and opinion given in this publication is given in good faith. All opinions expressed are subject to change at any time. Russell Investments nor any of its staff accepts liability with respect to the information or opinions contained in this publication.
In EMEA this content is suitable for Professional Clients Only.
Copyright © 1995-2025 Russell Investments Group, LLC. All rights reserved.

ENGAGEMENT POLICY  / 12

RUSSELL INVESTMENT COMPANY File No. 2-71299 and 811-03153 1933 Act Post-Effective Amendment No. 274 1940 Act Amendment No. 280

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)	1.1	Fourth Amended and Restated Master Trust Agreement dated December 7, 2020 (incorporated by reference to Post-Effective Amendment No. 258 dated February 26, 2021)

	1.2	Amendment No. 1 to the Fourth Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 259 dated December 8, 2021)

	1.3	Amendment No. 2 to the Fourth Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 259 dated December 8, 2021)

	1.4	Form of Amendment No. 3 to the Fourth Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 261 dated February 28, 2022)

	1.5	Form of Amendment No. 4 to the Fourth Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 262 dated December 8, 2022)

	1.6	Amendment No. 5 to the Fourth Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 265 dated December 6, 2023)

	1.7	Amendment No. 6 to the Fourth Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 265 dated December 6, 2023)

	1.8	Amendment No. 7 to the Fourth Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 270 dated February 28, 2025)

	1.9	Form of Amendment No. 8 to the Fourth Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 270 dated February 28, 2025)

	2.0	Amendment No. 9 to the Fourth Amended and Restated Master Trust Agreement (filed herewith)

	2.1	Amendment No. 10 to the Fourth Amended and Restated Master Trust Agreement (filed herewith)

(b)	1.1	Amended and Restated By-Laws of Russell Investment Company dated March 25, 2025 (incorporated by reference to Post-Effective Amendment No. 271 dated December 10, 2025)

(c)	1.1	Form of Shares of Beneficial Interest for the Equity I, Equity II, Equity III, Fixed Income I, Fixed Income II, International and Money Market Funds (incorporated by reference to Item 24(b)(4)(a) filed under Post-Effective Amendment No. 39 dated April 28, 1998)

	1.2	Form of Shares of Beneficial Interest for the Diversified Equity, Special Growth, Equity Income, Diversified Bond, Volatility Constrained Bond, International Securities, Limited Volatility Tax Free and U.S. Government Money Market Funds (incorporated by reference to Item 24(b)(4)(b) filed under Post-Effective Amendment No. 39 dated April 28, 1998)

	1.3	Form of Shares of Beneficial Interest for the Quantitative Equity, Equity Q and Tax Free Money Market Funds (incorporated by reference to Item 24(b)(4)(c) filed under Post-Effective Amendment No. 39 dated April 28, 1998)

	1.4	Form of Shares of Beneficial Interest for the Real Estate Securities Fund (incorporated by reference to Item 24(b)(4)(d) filed under Post-Effective Amendment No. 39 dated April 28, 1998)

(d)	1.1	Advisory Agreement with Russell Investment Management Company dated June 1, 2016 (incorporated by reference to Post-Effective Amendment No. 228 dated December 22, 2016)

	1.2	First Amendment to Advisory Agreement dated June 2, 2016 (incorporated by reference to Post-Effective Amendment No. 228 dated December 22, 2016)

	1.3	Form of Second Amendment to Advisory Agreement dated January 1, 2019 (incorporated by reference to Post-Effective Amendment No. 244 dated December 7, 2018)

	1.4	Third Amendment to Advisory Agreement dated June 1, 2022 (incorporated by reference to Post-Effective Amendment No. 262 dated December 8, 2022)

	1.5	Form of Fourth Amendment to Advisory Agreement dated March 1, 2024 (incorporated by reference to Post-Effective Amendment No. 267 dated February 28, 2024)

	1.6	Fifth Amendment to Advisory Agreement dated June 1, 2025 (incorporated by reference to Post-Effective Amendment No. 271 dated December 10, 2025)

	1.7	Sixth Amendment to Advisory Agreement dated June 1, 2026 (filed herewith)

	2.1	Form of Portfolio Management Contract with Money Managers and Russell Investment Management, LLC (incorporated by reference to Post-Effective Amendment No. 270 dated February 28, 2025)

	2.2	Form of Non-Discretionary Investment Advisory Contract with Money Managers and Russell Investment Management, LLC (incorporated by reference to Post-Effective Amendment No. 270 dated February 28, 2025)

(e)	1.1	Distribution Agreement with Russell Financial Services, Inc. dated June 1, 2016 (incorporated by reference to Post-Effective Amendment No. 228 dated December 22, 2016)

	1.2	First Amendment to Distribution Agreement dated June 2, 2016 (incorporated by reference to Post-Effective Amendment No. 228 dated December 22, 2016)

	1.3	Second Amendment to Distribution Agreement dated June 1, 2022 (incorporated by reference to Post-Effective Amendment No. 262 dated December 8, 2022)

	1.4	Third Amendment to Distribution Agreement dated June 1, 2023 (incorporated by reference to Post-Effective Amendment No. 267 dated February 28, 2024)

	1.5	Fourth Amendment to Distribution Agreement dated June 1, 2024 (incorporated by reference to Post-Effective Amendment No. 268 dated December 6, 2024)

	1.6	Fifth Amendment to Distribution Agreement dated June 1, 2025 (incorporated by reference to Post-Effective Amendment No. 271 dated December 10, 2025)

(f)	1.1	Bonus or Profit Sharing Plans (none)

(g)	1.1	Master Custodian Contract with State Street Bank and Trust Company dated August 25, 2009 (incorporated by reference to Post-Effective Amendment No. 128 dated December 1, 2009)

	1.2	Form of Letter Agreement adding the Russell Commodity Strategies Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 129 dated December 23, 2009)

	1.3	Form of Letter Agreement adding the Russell Global Credit Strategies Fund and Russell Global Infrastructure Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 135 dated April 1, 2010)

	1.4	Form of Letter Agreement adding the Russell U.S. Large Cap Equity Fund and the Russell U.S. Mid Cap Equity Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 163 dated January 17, 2012)

	1.5	Form of Letter Agreement adding the Russell U.S. Strategic Equity Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 171 dated April 11, 2012)

	1.6	Form of Letter Agreement adding the Russell Strategic Call Overwriting Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 173 dated May 9, 2012)

	1.7	Form of Letter Agreement adding the Select U.S. Equity Fund and the Select International Equity Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 199 dated April 18, 2014)

	1.8	Form of Letter Agreement adding the Russell Multi-Strategy Income Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 206 dated December 19, 2014)

	1.9	Form of Letter Agreement adding the Russell Tax-Managed International Equity Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 206 dated December 19, 2014)

	1.10	Form of Letter Agreement adding the Russell Tax Exempt High Yield Bond Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 208 dated February 25, 2015)

	1.11	Form of Letter Agreement adding the Unconstrained Total Return Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 219 dated May 25, 2016)

	1.12	Form of Letter Agreement adding the Multi-Asset Growth Strategy Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 222 dated August 31, 2016)

	1.13	Amendment to Master Custodian Contract dated October 31, 2016 (incorporated by reference to Post-Effective Amendment No. 226 dated December 9, 2016)

	1.14	Form of Letter Agreement adding the Multifactor Bond Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 236 dated June 14, 2017)

	1.15	Form of Letter Agreement adding the Real Assets Fund and Tax-Managed Real Assets Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 245 dated December 14, 2018)

	1.16	Amendment to the Master Custodian Contract dated June 3, 2021 (incorporated by reference to Post-Effective Amendment No. 259 dated December 8, 2021)

(h)	1.1	Third Amended and Restated Transfer Agency and Service Agreement dated May 31, 2020 between Russell Investment Company and Russell Investments Fund Services, LLC (incorporated by reference to Post-Effective Amendment No. 256 dated December 8, 2020)

	1.2	First Amendment to Third Amended and Restated Transfer Agency and Service Agreement dated June 1, 2022 (incorporated by reference to Post-Effective Amendment No. 262 dated December 8, 2022)

	1.3	Second Amendment to Third Amended and Restated Transfer Agency and Service Agreement dated June 1, 2023 (incorporated by reference to Post-Effective Amendment No. 265 dated December 6, 2023)

	1.4	Third Amendment to Third Amended and Restated Transfer Agency and Service Agreement dated June 1, 2025 (incorporated by reference to Post-Effective Amendment No. 271 dated December 10, 2025)

	2.1	Administrative Agreement with Russell Fund Services Company dated June 1, 2016 (incorporated by reference to Post-Effective Amendment No. 228 dated December 22, 2016)

	2.2	First Amendment to Administrative Agreement dated June 2, 2016 (incorporated by reference to Post-Effective Amendment No. 228 dated December 22, 2016)

	2.3	Form of Letter Agreement adding the Multi-Asset Growth Strategy Fund to the Administrative Agreement (incorporated by reference to Post-Effective Amendment No. 222 dated August 31, 2016)

	2.4	Form of Letter Agreement adding the Multifactor Bond Fund to the Administrative Agreement (incorporated by reference to Post-Effective Amendment No. 236 dated June 14, 2017)

	2.5	Letter Agreement adding the Unconstrained Total Return Fund to the Administrative Agreement (incorporated by reference to Post-Effective Amendment No. 244 dated December 7, 2018)

	2.6	Form of Letter Agreement adding the Real Assets Fund and the Tax-Managed Real Assets Fund to the Administrative Agreement (incorporated by reference to Post-Effective Amendment No. 245 dated December 14, 2018)

	2.7	Letter Agreement removing the Unconstrained Total Return Fund and changing the name of the Multifactor Bond Fund to the Long Duration Bond Fund in the Administrative Agreement (incorporated by reference to Post-Effective Amendment No. 268 dated December 6, 2024)

	2.8	Second Amendment to Administrative Agreement dated June 1, 2025 (incorporated by reference to Post-Effective Amendment No. 271 dated December 10, 2025)

	3.1	Form of Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company (incorporated by reference to Post-Effective Amendment No. 84 dated August 24, 2006)

	3.2	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class A Shares to the Real Estate Securities Fund, Short Duration Bond Fund and Multistrategy Bond Fund (incorporated by reference to Post-Effective Amendment No. 96 dated February 28, 2007)

3.3	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class C and S Shares to the Fixed Income I Fund (incorporated by reference to Post-Effective Amendment No. 103 dated July 24, 2007)

3.4	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class Y Shares to the Real Estate Securities Fund, Emerging Markets Fund, Short Duration Bond Fund, Global Equity Fund and Money Market Fund (incorporated by reference to Post-Effective Amendment No. 119 dated June 2, 2008)

3.5	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class A, Class C and Class S Shares to the Equity I Fund, Equity Q Fund, Equity II Fund, International Fund and Fixed Income III Fund (incorporated by reference to Post-Effective Amendment No. 119 dated June 2, 2008)

3.6	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class A Shares to the Russell Investment Grade Bond Fund, Russell Tax Exempt Bond Fund and In Retirement Fund (incorporated by reference to Post-Effective Amendment No. 133 dated March 24, 2010)

3.7	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding the Russell Global Credit Strategies Fund and the Russell Global Infrastructure Fund (incorporated by reference to Post-Effective Amendment No. 135 dated April 1, 2010)

3.8	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding the Russell U.S. Large Cap Equity Fund and the Russell U.S. Mid Cap Equity Fund (incorporated by reference to Post-Effective Amendment No. 163 dated January 17, 2012)

3.9	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding the Russell U.S. Strategic Equity Fund (incorporated by reference to Post-Effective Amendment No. 171 dated April 11, 2012)

3.10	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding the Russell Strategic Call Overwriting Fund (incorporated by reference to Post-Effective Amendment No. 173 dated May 9, 2012)

3.11	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class A and Class Y Shares to the Russell U.S. Growth Fund (incorporated by reference to Post-Effective Amendment No. 177 dated June 12, 2012)

4.1	Form of Letter Agreements regarding fee waivers and reimbursements dated March 1, 2026 (incorporated by reference to Post-Effective Amendment No. 273 dated February 27, 2026)

5.1	Shareholder Services Plan (incorporated by reference to Post-Effective Amendment No. 271 dated December 10, 2025)

6.1	Joint Insurance Agreement dated November 24, 2025 (incorporated by reference to Post-Effective Amendment No. 271 dated December 10, 2025)

7.1	Plan of Liquidation and Dissolution of Sub Trust of the Unconstrained Total Return Fund (incorporated by reference to Post-Effective Amendment No. 265 dated December 6, 2023)

	8.1	Form of Russell Investments Alternatives Diversifier Cayman Fund Ltd. Appointment of Agent for Service of Process (filed herewith)

(i)	1.1	Opinion and Consent of Counsel (to be filed by amendment)

(j)	1.1	Other Opinions – (none)

(k)	1.1	Financial Statements omitted from Item 27 (none)

(l)	1.1	Agreement dated October 5, 1981 related to Initial Capital provided by Frank Russell Company (incorporated by reference to Item 24(b)(13) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

(m)	1.1	Rule 12b-1 Distribution Plan (incorporated by reference to Post-Effective Amendment No. 271 dated December 10, 2025)

	1.2	Distribution and Shareholder Services Plan Pursuant to Rule 12b-1 for Class R5 Shares (incorporated by reference to Post-Effective Amendment No. 271 dated December 10, 2025)

(n)	1.1	Multiple Class Plan Pursuant to Rule 18f-3 (filed herewith)

(p)	Codes of Ethics of the following advisors and sub-advisors:

	1.1	Algert Global LLC (incorporated by reference to Post-Effective Amendment No. 268 dated December 6, 2024)

	1.2	Allspring Global Investments, LLC (incorporated by reference to Post-Effective Amendment No. 271 dated December 10, 2025)

	1.3	Ancora Advisors LLC (incorporated by reference to Post-Effective Amendment No. 270 dated February 28, 2025)

	1.4	Axiom International Investors LLC (incorporated by reference to Post-Effective Amendment No. 270 dated February 28, 2025)

	1.5	BAMCO, Inc. (incorporated by reference to Post-Effective Amendment No. 59 dated December 8, 2021)

	1.6	Barings LLC (incorporated by reference to Post-Effective Amendment No. 262 dated December 8, 2022)

	1.7	Barrow, Hanley, Mewhinney & Strauss, LLC (incorporated by reference to Post-Effective Amendment No. 271 dated December 10, 2025)

	1.8	Berenberg Asset Management LLC (incorporated by reference to Post-Effective Amendment No, 256 dated December 8, 2020)

	1.9	Boston Partners Global Investors, Inc. (incorporated by reference to Post-Effective Amendment No. 271 dated December 10, 2025)

	1.10	Brandywine Global Investment Management, LLC (incorporated by reference to Post-Effective Amendment No. 273 dated February 27, 2026)

	1.11	Brown Brothers Harriman Mutual Fund Advisory Department (incorporated by reference to Post-Effective Amendment No. 271 dated December 10, 2025)

	1.12	Calamos Advisors LLC (incorporated by reference to Post-Effective Amendment No. 271 dated December 10, 2025)

	1.13	Cohen & Steers (incorporated by reference to Post-Effective Amendment No. 273 dated February 27, 2026)

	1.14	Coho Partners, Ltd. (incorporated by reference to Post-Effective Amendment No. 59 dated December 8, 2021)

1.15	Copeland Capital Management LLC (incorporated by reference to Post-Effective Amendment No. 268 dated December 6, 2024)

1.16	DePrince, Race & Zollo, Inc. (incorporated by reference to Post-Effective Amendment No. 270 dated February 28, 2025)

1.17	First Sentier Investors (incorporated by reference to Post-Effective Amendment No. 270 dated February 28, 2025)

1.18	Goldman Sachs Asset Management (incorporated by reference to Post-Effective Amendment No. 162 dated December 7, 2011)

1.19	Grantham, Mayo, Van Otterloo & Co. LLC (incorporated by reference to Post-Effective Amendment No. 267 dated February 28, 2024)

1.20	Intermede Investment Partners Limited (incorporated by reference to Post-Effective Amendment No. 270 dated February 28, 2025)

1.21	Jacobs Levy Equity Management, Inc. (incorporated by reference to Post-Effective Amendment No. 265 dated December 6, 2023)

1.22	J.P. Morgan Investment Management, Inc. (incorporated by reference to Post-Effective Amendment No. 267 dated February 28, 2024)

1.23	Kopernik Global Investors, LLC (incorporated by reference to Post-Effective Amendment No. 268 dated December 6, 2024)

1.24	Lazard Asset Management LLC (filed herewith)

1.25	Lord, Abbett & Co. LLC (incorporated by reference to Post-Effective Amendment No. 271 dated December 10, 2025)

1.26	MacKay Shields LLC (incorporated by reference to Post-Effective Amendment No. 261 dated February 28, 2022)

1.27	Man Investment Australia Limited (incorporated by reference to Post-Effective Amendment No 259 dated December 8, 2021)

1.28	Marathon Asset Management, L.P. (incorporated by reference to Post-Effective Amendment No. 268 dated December 6, 2024)

1.29	MetLife Investment Management, LLC (incorporated by reference to Post-Effective Amendment No. 273 dated February 27, 2026)

1.30	MFS Institutional Advisors, Inc. (incorporated by reference to Post-Effective Amendment No. 271 dated December 10, 2025)

1.31	Mirova US LLC (filed herewith)

1.32	Numeric Investors, LLC (incorporated by reference to Post-Effective Amendment No. 256 dated December 8, 2020)

1.33	Nuveen Asset Management, LLC (incorporated by reference to Post-Effective Amendment No. 273 dated February 27, 2026)

1.34	Oaktree Fund Advisers, LLC (incorporated by reference to Post-Effective Amendment No. 270 dated February 28, 2025)

1.35	Penn Capital Management, LLC. (incorporated by reference to Post-Effective Amendment No. 270 dated February 28, 2025)

1.36	PineStone Asset Management Inc. (incorporated by reference to Post-Effective Amendment No. 267 dated February 28, 2024)

1.37	Polen Capital Management, LLC (incorporated by reference to Post-Effective Amendment No. 265 dated December 6, 2023)

1.38	Pzena Investment Management, LLC (incorporated by reference to Post-Effective Amendment No. 270 dated February 28, 2025)

1.39	Ranger Investment Management, L.P. (incorporated by reference to Post-Effective Amendment No. 270 dated February 28, 2025)

1.40	RBC Global Asset Management (UK) Limited (incorporated by reference to Post-Effective Amendment No. 265 dated December 6, 2023)

1.41	Rockefeller & Co. LLC (incorporated by reference to Post-Effective Amendment No. 271 dated December 10, 2025)

1.42	Royce & Associates, LP (incorporated by reference to Post-Effective Amendment No. 271 dated December 10, 2025)

1.43	RREEF America L.L.C. (incorporated by reference to Post-Effective Amendment No. 261 dated February 28, 2022)

1.44	Russell Investment Management, LLC (filed herewith)

1.45	Russell Investment Company and Russell Investment Funds Independent Trustees’ Code of Ethics (incorporated by reference to Post-Effective Amendment No. 264 dated February 28, 2023)

1.46	RWC Asset Advisors (US) LLC (incorporated by reference to Post-Effective Amendment No. 261 dated February 28, 2022)

1.47	Sands Capital Management, LLC (incorporated by reference to Post-Effective Amendment No. 273 dated February 27, 2026)

1.48	Sanders Capital, LLC (incorporated by reference to Post-Effective Amendment No. 270 dated February 28, 2025)

1.49	Schroder Investment Management North America Inc. (incorporated by reference to Post-Effective Amendment No. 268 dated December 6, 2024)

1.50	Scout Investments, Inc. (incorporated by reference to Post-Effective Amendment No. 268 dated December 6, 2024)

1.51	Summit Creek Advisors, LLC (incorporated by reference to Post-Effective Amendment No. 141 dated June 29, 2010)

1.52	Sustainable Growth Advisers, LP (incorporated by reference to Post-Effective Amendment No. 240 dated December 8, 2017)

1.53	Voya Investment Management Co. LLC (incorporated by reference to Post-Effective Amendment No. 265 dated December 6, 2023)

1.54	Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment No. 270 dated February 28, 2025)

1.55	William Blair Investment Management, LLC (incorporated by reference to Post-Effective Amendment No. 262 dated December 8, 2022)

Item 29.	Persons Controlled by or Under Common Control with Registrant

None

Item 30.	Indemnification (incorporated by reference to Post-Effective Amendment No. 265 dated December 6, 2023)

Item 31.	Business and Other Connections of Investment Advisor

See Registrant’s prospectus sections “Management of the Funds” and “The Money Managers,” and the Statement of Additional Information sections “Structure and Governance—Trustees and Officers,” and “Operation of RIC.”

For information as to the business, profession, vocation or employment of a substantial nature of each money manager and the officers and directors of each money manager, reference is made to the current Form ADVs of each money manager filed under the Investment Advisers Act of 1940, incorporated herein by reference and the file numbers of which are as follows:

•	Algert Global LLC

File No. 801-61878

•	Allspring Global Investments, LLC

File No. 801-21122

•	Ancora Advisors, LLC

File No. 801-61770

•	Axiom International Investors LLC

File No. 801-56651

•	BAMCO, Inc.

File No. 801-29080

•	Barings International Investment Limited (Barings)

File No. 802-114253

•	Barings LLC

File No. 801-241

•	Barrow, Hanley, Mewhinney & Strauss, LLC

File No. 801-31237

•	Berenberg Asset Management, LLC

File No. 801-79887

•	Boston Partners Global Investors, Inc.

File No. 801-61786

•	Brandywine Global Investment Management, LLC

File No. 801-27797

•	Brown Brothers Harriman Mutual Fund Advisory Department

File No.801-60256

•	Calamos Advisors LLC

File No. 801-29688

•	Cohen & Steers Asia Limited

File No. 801-66371

•	Cohen & Steers Capital Management, Inc.

File No. 801-27721

•	Cohen & Steers UK Limited

File No. 801-67297

•	Coho Partners, Ltd.

File No. 801-60111

•	Copeland Capital Management, LLC

File No. 801-68586

•	DePrince, Race & Zollo, Inc.

File No. 801-48779

•	First Sentier Investors (Australia) IM Limited

File No. 801-73006

•	Goldman Sachs Asset Management, L.P.

File No. 801-37591

•	Grantham, Mayo, Van Otterloo & Co. LLC

File No. 801-15028

•	Intermede Global Partners Inc.

File No. 801-110691

•	Intermede Investment Partners Limited

File No. 801-110745

•	Jacobs Levy Equity Management, Inc.

File No. 801-28257

•	J.P. Morgan Investment Management Inc.

File No. 801-21011

•	Kopernik Global Investors, LLC

File No. 801-78514

•	Lazard Asset Management LLC

File No. 801-61701

•	Lord, Abbett & Co. LLC

File No. 801-6997

•	MacKay Shields LLC

File No. 801-5594

•	Man Investments Australia Limited

File No. 801-121284

•	Marathon Asset Management, L.P.

File No. 801-61792

•	Mar Vista Investment Partners, LLC

File No. 801-68369

•	MetLife Investment Management, LLC

File No. 801-67314

•	MFS institutional Advisors, Inc.

File No.801-46433

•	Mirova US LLC

File No. 801-114631

•	Numeric Investors LLC

File No. 801-63276

•	Nuveen Asset Management, LLC

File No. 801-71957

•	Oaktree Fund Advisors, LLC

File No. 801-112570

•	Penn Capital Management Company, LLC

File No. 801-31452

•	PineStone Asset Management Inc.

File No. 801-122764

•	Polen Capital Management, LLC

File No. 801-15180

•	Pzena Investment Management LLC

File No. 801-50838

•	Ranger Investment Management, L.P.

File No. 801-62397

•	RBC Global Asset Management (U.S.) Inc.

File No. 801-20303

•	RBC Global Asset Management (UK) Limited

File No. 801-78436

•	Rockefeller & Co. LLC

File No. 801-113009

•	Royce & Associates, LP

File No. 801-8268

•	RREEF America L.L.C.

File No. 801-55209

•	RWC Asset Advisors (US) LLC

File No. 801-77698

•	Sands Capital Management, LLC

File No. 801-64820

•	Sanders Capital, LLC

File No. 801-70661

•	Schroder Investment Management North America Inc.

File No. 801-15834

•	Scout Investments, Inc.

File No. 801-60188

•	Summit Creek Advisors, LLC

File No. 801-70380

•	Sustainable Growth Advisers, LP

File No. 801-62151

•	Voya Investment Management Co. LLC

File No. 801-9046

•	Wellington Management Company LLP

File No. 801-15908

•	William Blair Investment Management, LLC

File No. 801-80640

Item 32.	Principal Underwriters

(a)	Russell Investment Funds

(b)

Russell Investments Financial Services, LLC is the principal underwriter of the Registrant. Information relating to the directors and officers of Russell Investments Financial Services, LLC and their positions and offices with the Registrant are set forth below. The principal business address of each director and officer listed below is 401 Union Street, 18th Floor, Seattle, Washington 98101.

Name	Positions and Offices with Registrant	Position and Offices with Underwriter
Mary Beth Albaneze	Secretary and Chief Legal Counsel	Secretary

Carlos Alvarez	None	Chief Compliance Officer

Carla L. Anderson	None	Assistant Secretary

Vernon Barback	President and Chief Executive Officer	Vice Chairman

Scott Bowen	None	Chief Financial Officer

Ross Erickson	Treasurer, Chief Accounting Officer and Chief Financial Officer	Director

Maren Goodwin	None	Anti-Money Laundering Chief Compliance Officer

Andrea Hood	Assistant Secretary	Assistant Secretary

Brad Jung	None	Chairman and President

David A. Malkin	None	Assistant Secretary

Aaron Ostrovsky	None	Assistant Secretary

Mark Paltrowitz	None	Chief Risk Officer

David Siegel	None	Financial and Operations Principal; Finance Director

Howard Surloff	None	Director

(c)	Inapplicable.

Item 33.	Location of Accounts and Records

All accounts and records required to be maintained by section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained in the following locations:

RIC	RIM
Russell Investment Company	Russell Investment
401 Union Street,	Management, LLC
18th Floor	401 Union Street
Seattle, Washington 98101	18th Floor
Seattle, Washington 98101

RIFUS
Russell Investments Fund Services, LLC 401 Union Street 18th Floor
Seattle, Washington 98101

SS	MM
State Street Bank & Trust Company	Money Managers
1 Heritage Drive	See, Prospectus Section
North Quincy, Massachusetts 02171	“Money Manager Information”
for Names and Addresses

Item 34.	Management Services

None except as described in Parts A and B.

Item 35.	Undertakings

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Russell Investment Company, has duly caused this Post Effective Amendment No. 274 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Seattle, and State of Washington, on the 29th day of July, 2026.

RUSSELL INVESTMENT COMPANY
Registrant

By:	/s/ Vernon Barback
Vernon Barback, Trustee, President and Chief
Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on July 29, 2026.

Signatures	Signatures

/s/ Vernon Barback	/s/ Ross Erickson
Vernon Barback, Trustee,	Ross Erickson, Treasurer, Chief Financial
President and Chief Executive	Officer (Principal Financial Officer) and Chief
Officer (Principal Executive Officer)	Accounting Officer (Principal Accounting Officer)

/s/ Michelle Cahoon	/s/ Michael Day
Michelle Cahoon, Trustee	Michael Day, Trustee

/s/ Julie Dien Ledoux	/s/ Jeremy May
Julie Dien Ledoux, Trustee	Jeremy May, Trustee

/s/ Ellen M. Needham	/s/ Jeannie Shanahan
Ellen M. Needham, Trustee	Jeannie Shanahan, Trustee

/s/ Raymond P. Tennison, Jr,	/s/ Jack R. Thompson
Raymond P. Tennison, Jr., Trustee	Jack R. Thompson, Trustee

RUSSELL INVESTMENT COMPANY

FILE NO. 2-71299

FILE NO. 811-03153

EXHIBITS

Listed in Part C, Item 28

To Post-Effective Amendment No. 274

and Amendment No. 280

to

Registration Statement on Form N-1A

Under

Securities Act of 1933

and

Investment Company Act of 1940